UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-04719
The GAMCO Westwood Funds
(Exact name of registrant as specified in charter)
One Corporate Center
Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)
Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422
(Name and address of agent for service)
registrant’s telephone number, including area code: 1-800-422-3554
Date of fiscal year end: September 30
Date of reporting period: September 30, 2010
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.
GAMCO WESTWOOD FUNDS
Mighty MitesSM Fund
SmallCap Equity Fund
Income Fund
Equity Fund
Balanced Fund
Intermediate Bond Fund
ANNUAL REPORT
September 30, 2010

GAMCO WESTWOOD FUNDS
(Unaudited)

	Class AAA Shares							Class A Shares
	Average Annual Returns – September 30, 2010 (a)								Average Annual Returns – September 30, 2010 (a)(b)(e)
						Current							Current
						Expense							Expense
						Ratio after							Ratio after
					Gross	Adviser	Maximum					Gross	Adviser	Maximum
				Since	Expense	Reimburse-	Sales				Since	Expense	Reimburse-	Sales
	1 Year	5 Year	10 Year	Inception	Ratio	ments	Charge	1 Year	5 Year	10 Year	Inception	Ratio	ments	Charge

Mighty MitesSM	17.22%	7.29%	8.90%	11.27%	1.67%	1.67%	None	12.24%	6.19%	8.24%	10.72%	1.92%	1.92%	4.00%
SmallCap Equity	15.17	3.66	(1.42)	5.76	2.80	1.50	None	10.31	2.59	(1.96)	5.32	3.05	1.75	4.00
Income	9.91	(1.23)	7.78	6.36	2.93	1.50	None	5.28	(2.27)	7.10	5.84	3.18	1.75	4.00
Equity	6.76	0.64	1.98	9.46	1.57	1.57	None	2.22	(0.42)	1.29	9.05	1.82	1.82	4.00
Balanced	6.52	2.82	3.68	8.44	1.25	1.25	None	2.02	1.72	3.00	7.94	1.50	1.50	4.00
Intermediate Bond	6.46	5.09	5.30	5.75	1.56	1.02	None	2.25	4.12	4.78	5.47	1.66	1.12	4.00

	Class B Shares							Class C Shares
	Average Annual Returns – September 30, 2010 (a)(c)(e)								Average Annual Returns – September 30, 2010 (a)(d)(e)
						Current							Current
						Expense							Expense
						Ratio after							Ratio after
					Gross	Adviser	Maximum					Gross	Adviser	Maximum
				Since	Expense	Reimburse-	Sales				Since	Expense	Reimburse-	Sales
	1 Year	5 Year	10 Year	Inception	Ratio	ments	Charge	1 Year	5 Year	10 Year	Inception	Ratio	ments	Charge

Mighty MitesSM	11.31%	6.17%	8.14%	10.64%	2.42%	2.42%	5.00%	15.34%	6.51%	8.17%	10.67%	2.42%	2.42%	1.00%
SmallCap Equity	9.26	2.55	(2.10)	5.22	3.55	2.25	5.00	13.30	2.92	(2.14)	5.18	3.55	2.25	1.00
Income	Class B Shares have been discontinued.							8.14	(1.95)	7.21	5.93	3.68	2.25	1.00
Equity	0.85	(0.53)	1.25	9.04	2.32	2.32	5.00	4.92	(0.13)	1.24	9.04	2.32	2.32	1.00
Balanced	0.66	1.65	2.92	7.92	2.00	2.00	5.00	4.66	2.03	2.97	7.95	2.00	2.00	1.00
Intermediate Bond	0.82	3.98	4.54	5.34	2.31	1.77	5.00	4.69	4.22	4.60	5.38	2.31	1.77	1.00

	Class I Shares
	Average Annual Returns – September 30, 2010 (a)(e)
						Current
						Expense
						Ratio after
					Gross	Adviser	Maximum
				Since	Expense	Reimburse-	Sales
	1 Year	5 Year	10 Year	Inception	Ratio	ments	Charge

Mighty MitesSM	17.52%	7.44%	8.97%	11.33%	1.42%	1.42%	None
SmallCap Equity	15.45	3.80	(1.35)	5.81	2.55	1.25	None
Income	10.05	(1.10)	7.85	6.42	2.68	1.25	None
Equity	7.14	0.80	2.06	9.49	1.32	1.32	None
Balanced	6.82	2.95	3.74	8.48	1.00	1.00	None
Intermediate Bond	6.81	5.22	5.36	5.78	1.31	0.77	None

(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of distributions and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. For the SmallCap Equity, Income, and Intermediate Bond Funds, (and for the Mighty MitesSM Fund through September 30, 2005), the Adviser reimbursed expenses to limit the expense ratio. Had such limitations not been in place, returns would have been lower. The contractual expense limitations are in effect through January 31, 2011 and are renewable annually by the Adviser. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Funds before investing. The prospectus contains information about this and other matters and should be read carefully before investing.

(b)	Includes the effect of the maximum 4.0% sales charge at the beginning of the period.

(c)	Performance results include the deferred sales charges for the Class B Shares upon redemption at the end of the one year and five year periods of 5% and 2%, respectively, of the Fund’s net asset values (“NAV”) per share at the time of purchase or sale, whichever is lower. Class B Shares are not available for new purchases.

(d)	Performance results include the deferred sales charge for the Class C Shares upon redemption at the end of the one year period of 1% of the Fund’s NAV per share at the time of purchase or sale, whichever is lower.

(e)	The performance of the Class AAA Shares is used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares, Class C Shares, and Class I Shares. The performance for the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these classes of shares. The performance for the Class I Shares would have been higher due to the lower expenses associated with this class of shares. The inception dates for the Class AAA Shares and the initial issuance dates for the Class A Shares, Class B Shares, Class C Shares, and Class I Shares after which shares remained continuously outstanding are listed below.

	Class AAA Shares	Class A Shares	Class B Shares	Class C Shares	Class I Shares
Mighty MitesSM	05/11/98	11/26/01	06/06/01	08/03/01	01/11/08
SmallCap Equity	04/15/97	11/26/01	03/27/01	11/26/01	01/11/08
Income	09/30/97	05/09/01	11/26/01	11/26/01	01/11/08
Equity	01/02/87	01/28/94	03/27/01	02/13/01	01/11/08
Balanced	10/01/91	04/06/93	03/27/01	09/25/01	01/11/08
Intermediate Bond	10/01/91	07/26/01	03/27/01	10/22/01	01/11/08

Performance Discussion
Mighty MitesSM Fund
     The GAMCO Westwood Mighty MitesSM Fund’s (the “Fund”) Class AAA Shares rose 17.2% for the year ended September 30, 2010, versus an increase of 7.4% and 13.4% for the Russell MicrocapTM Index and the Russell 2000 Index, respectively.
     The economy is still growing, but at a decelerating pace. Real gross domestic product rose at an annualized rate of 1.7% from the first calendar quarter to the second quarter of 2010, according to the Bureau of Economic Analysis. This is down from a 3.7% growth rate in the first quarter of 2010. The September Purchasing Managers’ Index (PMI) was 54.4, indicating an expanding manufacturing economy, however, down 1.9% from August. The United States still faces a daunting 9.6% unemployment rate. On the positive side, second quarter corporate profits are up 37% year over year.
     Merger and acquisition activity has been robust, with six announced acquisitions of the Fund’s holdings in the September quarter joining the seven announced in the first half of 2010. The majority of these transactions were by strategic acquirers, as opposed to private equity buyers. Many corporations are sitting on large cash balances, as they retrenched and slashed overhead and headcount during the recession. Instead of hiring for growth, they are finding expansion through acquisition as an attractive alternative.
     Top contributors to performance were Keithley Instruments Inc. (1.3% of net assets as of September 30, 2010), Hawk Corp. (1.5%), and CoolBrands International Inc. (1.0%).
     Detractors to performance were IRIS International Inc. (1.1%), GenCorp Inc. (1.0%), and Ampco-Pittsburgh Corp. (0.8%).
     In an uncertain market, we do what we do best, which is to look for high quality, growing companies with strong balance sheets that are selling at a discount to their Private Market Value (PMV). We seek catalysts that will unlock those values. The portfolio is well positioned with a broad cross section of special situation equities selling at discounts to their PMV.
     We appreciate your confidence and trust.
Average Annual Returns Through September 30, 2010 (a) (Unaudited)

							Since
		Year to					Inception
	Quarter	Date	1 Year	3 Year	5 Year	10 Year	(5/11/98)
Mighty MitesSM Fund Class AAA	10.17%	13.50%	17.22%	1.73%	7.29%	8.90%	11.27%
Russell Microcap™ Index (b)	7.81	7.94	7.43	(8.49)	(2.09)	4.08	4.54
Russell 2000 Index	11.29	9.12	13.35	(4.29)	1.60	4.00	4.51
In the current prospectus, the expense ratio for Class AAA is 1.67%. Class AAA Shares do not have a sales charge.

(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Adviser reimbursed expenses through September 30, 2005 to limit the expense ratios. Had such limitations not been in place, returns would have been lower. Current performance may be higher or lower than the performance data presented. Performance returns for periods of less than one year are not annualized. Visit www.tetonadv.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about this and other matters and should be read carefully before investing. Other shares classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The Russell Microcap™ Index and the Russell 2000 Index are unmanaged indicators of stock market performance. Investing in small capitalization securities involves special challenges because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Inception date for the Russell Microcap™ Index is July 1, 2000.
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
THE MIGHTY MITESSM FUND CLASS AAA, THE RUSSELL 2000 INDEX,
AND THE RUSSELL MICROCAPTM INDEX (Unaudited)

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

**	The Russell Microcap™ Index inception date is July 1, 2000 and the value of the Index prior to July 1, 2000 is that of the Mighty MitesSM Fund (Class AAA).

SmallCap Equity Fund
     For the year ended September 30, 2010, the GAMCO Westwood SmallCap Equity Fund’s (the “Fund”) Class AAA Shares appreciated 15.2% versus an increase of 13.4% for the Russell 2000 Index.
     At its late September 2010 meeting, the Federal Reserve’s Federal Open Market Committee (FOMC) opened the door to further quantitative easing by changing its policy statement. The FOMC said that it “is prepared to provide additional accommodation if needed to support the economic recovery.” Fed officials are considering using the Federal Reserve’s balance sheet to drive down interest rates and stimulate an economy not growing fast enough to reduce unemployment. This follows a deceleration in GDP to an annualized pace of 1.7% in the second quarter of 2010.
     The implications of this policy shift are generally positive for equities. A very accommodative monetary policy has historically been benign for equities and has presaged economic recovery. As a result of the market pullback, most pronounced in May and August, stocks are at decade low valuations. U.S. stock prices are attractive relative to alternatives like corporate bonds and U.S. Treasuries.
     Small capitalization equities are especially attractive given inefficiencies created in the most recent market downturn. The wave of merger activity sweeping the financial services industry over the past two years has resulted in significantly reduced research coverage for small to midsized companies. The reduced coverage has led to mispricing in valuations exacerbated by the stock market decline and economic slowdown. Not surprisingly, these cheap prices are attracting the attention of both strategic and financial buyers, as witnessed by the recent accelerating trend of corporate takeovers. The September 2010 quarter was the busiest in two years, with $563 billion of announced transactions. During the quarter, five of our holdings were acquired at premiums: Red Back Mining Inc. was acquired by Kinross Gold Corp., Pactiv Corp. was acquired by Rank Group Inc., Phoenix Technologies Ltd. was acquired by Marlin Equity Partners, LLC., Keithley Instruments Inc. was acquired by Danaher Corp., and New Alliance Bancshares Inc. (0.3% of the Fund’s net assets as September 30, 2010) announced a merger with First Niagara Financial (1.8%).
     Among the better performing stocks for the fiscal year were: Brigham Exploration Co. (1.4%), LeCroy Corp. (1.3%), and Knoll Inc. (1.0%).
     Some of our weaker performing stocks during the year were: FormFactor Inc. (1.0%), Nara Bancorp Inc. (0.6%), and Goodrich Petroleum Corp. (0.5%).
     As bottom up, research driven, value investors, we employ many of the same metrics in the valuation of our portfolio candidates as criteria used by strategic corporate buyers and private equity outfits. Consequently, we stand to benefit from this renewed acquisition activity. Our portfolio comprises a broad cross section of special situation equities across multiple industries with attractive risk reward characteristics. We continue to search for the stocks of undervalued companies with attractive business models and solid fundamentals, run by top notch management teams.
     We appreciate your confidence and trust.
Average Annual Returns Through September 30, 2010 (a) (Unaudited)

							Since
		Year to					Inception
	Quarter	Date	1 Year	3 Year	5 Year	10 Year	(4/15/97)
SmallCap Equity Fund Class AAA	11.24%	9.06%	15.17%	(3.76)%	3.66%	(1.42)%	5.76%
Russell 2000 Index	11.29	9.12	13.35	(4.29)	1.60	4.00	6.87
In the current prospectus, the gross expense ratio for Class AAA Shares is 2.80%. The net expense ratio is 1.50%, after contractual reimbursements by Teton Advisors, Inc. (the “Adviser”) in place through January 31, 2011. Class AAA Shares do not have a sales charge.

(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Adviser reimbursed expenses to limit the expense ratio. Had such limitation not been in place, returns would have been lower. Current performance may be lower or higher than the performance data presented. Performance returns for periods of less than one year are not annualized. Visit www.tetonadv.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about this and other matters and should be read carefully before investing. Other shares classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The Russell 2000 Index is an unmanaged index of the 2,000 smallest common stocks. Investing in small capitalization securities involves special challenges because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities. Dividends are considered reinvested. You cannot invest directly in an index.
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SMALLCAP EQUITY FUND
CLASS AAA AND THE RUSSELL 2000 INDEX (Unaudited)

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Income Fund
     For the year ended September 30, 2010, the GAMCO Westwood Income Fund’s (the “Fund”) Class AAA Shares rose 9.9% versus an increase of 11.4% for the Lipper Equity Income Fund Average and a 10.2% increase of a stock/bond blend comprised of a 50% blend of each of the 10 Year Treasury Note Index and the S&P 500 Index.
     The market sold off early in the Fund’s second fiscal quarter as investors became concerned about the Federal Reserve discount rate tightening, a possible Greek sovereign debt default, and the consequences of the President either succeeding or failing at an ambitious domestic policy agenda. However, policy makers in the U.S. and abroad made clear their willingness to continue to provide liquidity and stimulus in order to ensure continued recovery and err on the side of strength. As a result, comfort with risk came back to the markets which moved higher although the continuing gains had not done much to persuade individual investors who continued to shun the stock market in the quarter, pouring their money into bond funds.
     In the Fund’s third fiscal quarter, the stock market closed out a painful period, with losses of 11.3% in the S&P 500 Index and 11.1% in the Dow Jones Industrial Average, two broad measures of the market. Investors looked ahead and had far more doubts about the economy than they had just months ago.
     The Fund’s fourth quarter offered strong returns to investors, despite weak economic statistics that presented at best a mixed picture and more often a stagnant economy. The market remained volatile, with the S&P 500’s quarterly return of 11.3% consisting of a 7% rally in July, a decline of 4.5% in August, and a 9% advance in September. Good news was good news, and bad news was interpreted as positive for the stock market because it raised the possibility of even more stimulus and easing. This helped to drive interest rates down below their already astonishingly low levels, forcing investors seeking a return towards the stock market.
     Among the better performing stocks for the fiscal year ended September 30, 2010 were: E.I. du Pont de Nemours and Co. (3.8% of net assets as of September 30, 2010), Mead Johnson Nutrition Co. (2.7%), and Apple Inc. (2.7%).
     Our weaker performing stocks during the year were: Transocean Ltd. (1.2%), BP plc (0.8%), and Noble Corp. (0.6%).
     Notwithstanding the challenges to our economy, we find a number of stocks of companies that we believe will be able to grow both the top and bottom lines and helping us capture returns even in a flat economy. Certainly, strong earnings and growing cash positions, combined with low interest rates, make stocks relatively more attractive than bonds or cash now. However, we are looking not just for relative but absolute returns and we shall continue to invest in those companies that we believe can earn and grow in this environment, and return earnings to shareholders in the form of dividends, share repurchases, and higher share prices.
     We appreciate your confidence and trust.
Average Annual Returns Through September 30, 2010 (a) (Unaudited)

							Since
		Year to					Inception
	Quarter	Date	1 Year	3 Year	5 Year	10 Year	(9/30/97)
Income Fund Class AAA	9.41%	4.86%	9.91%	(6.16)%	(1.23)%	7.78%	6.36%
Blended Index (b)	7.91	9.11	10.21	1.05	3.02	3.11	4.76
10 Year Treasury Note Index	4.51	14.30	10.24	9.25	6.68	6.64	6.29
S&P 500 Index	11.30	3.91	10.18	(7.15)	(0.64)	(0.43)	3.23
Lipper Equity Income Fund Average	11.58	5.11	11.40	(6.06)	1.48	2.89	3.44
In the current prospectus, the gross expense ratio for Class AAA is 2.93%. The net expense ratio is 1.50%, after contractual reimbursements by Teton Advisors, Inc. (the “Adviser”) in place through January 31, 2011. Class AAA Shares do not have a sales charge.

(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of dividends, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Adviser reimbursed expenses to limit the expense ratio. Had such limitation not been in place, returns would have been lower. Current performance may be lower or higher than the performance data presented. Performance returns for periods of less than one year are not annualized. Visit www.tetonadv.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about this and other matters and should be read carefully before investing. Other shares classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The Standard & Poor’s (“S&P”) 500 Index is an unmanaged indicator of stock market performance. The 10 Year Treasury Note Index is an unmanaged index tracking U.S. Treasury Notes with a 10 year maturity. The Lipper Equity Income Fund Average includes the 30 largest equity funds tracked by Lipper, Inc. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	The Blended Index consists of a 50% blend of each of the 10 Year Treasury Note Index and the S&P 500 Index.
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
INCOME FUND CLASS AAA, THE BLENDED INDEX, AND THE S&P 500 INDEX (Unaudited)

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Equity Fund
     For the year ended September 30, 2010, the GAMCO Westwood Equity Fund’s (the “Fund”) Class AAA Shares rose 6.8% versus an increase of 10.2% for the Standard & Poor’s (“S&P”) 500 Index.
     The Fund underperformed the benchmark S&P 500 Index by 3.4% for the fiscal year, a result that was primarily attributable to security selection in combination with relative weightings of specific stocks in the Fund vs. the S&P 500 Index. Combining percentage of Fund and performance for the fiscal year, the lowest contributing stocks were in the following sectors: Consumer Discretionary, The Gap Inc. (2.0% of net assets as of September 30, 2010), Consumer Staples, CVS Caremark Corp. (2.1%), and Energy and Utilities EQT Corp. (2.1%).
     The sectors and stocks that contributed most to relative performance with strong stock selection were producer durables companies such as Deere & Co. (1.0%) and Cummins Inc., (0.8%), and Financial Services. Topping off the four largest contributors to Fund performance were DIRECTV (2.1%), which reported positive earnings based on good growth in revenue per subscriber and cost management and E. I. du Pont de Nemours and Co. (2.0%).
     We remain committed to our investment process that requires an asymmetric return/risk profile for candidate securities and employs disciplined sell criteria. We thank you for your continued confidence.
Average Annual Returns Through September 30, 2010 (a) (Unaudited)

									Since
		Year to							Inception
	Quarter	Date	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	(1/2/87)
Equity Fund Class AAA	11.16%	1.36%	6.76%	(8.71)%	0.64%	1.98%	7.21%	8.41%	9.46%
S&P 500 Index	11.30	3.91	10.18	(7.15)	0.64	(0.43)	6.45	9.05	9.22 (b)
In the current prospectus, the expense ratio for Class AAA Shares is 1.57%. Class AAA Shares do not have a sales charge.

(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Performance returns for periods of less than one year are not annualized. Visit www.tetonadv.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about this and other matters and should be read carefully before investing. Other shares classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The S&P 500 Index is an unmanaged indicator of stock market performance. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	The S&P 500 Index since inception performance is as of December 31, 1986.
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
THE EQUITY FUND CLASS AAA AND THE S&P 500 INDEX (Unaudited)

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Balanced Fund
     For the year ended September 30, 2010, the GAMCO Westwood Balanced Fund’s (the “Fund”) Class AAA Shares rose 6.5%. The balanced benchmark comprised of 60% S&P 500 Stock Index and 40% Barclays Government/Corporate Bond Index increased 9.6%.
     The Fund is designed to provide exposure to equities while reducing overall risk through investment in short-to-intermediate term fixed income securities. The equity portion of the Fund underperformed the benchmark S&P 500 Index, a result that was primarily attributable to security selection in combination with relative weightings of specific stocks in the Fund vs. the S&P 500 Index. The bond portion typically invests in high quality notes with lower interest rate sensitivity than a typical bond index, with the objective of dampening the volatility of equity holdings. Top contributing fixed income holdings for the fiscal year were intermediate term notes issued by Freddie Mac: 3.75% due 03/27/19 (1.4% of the Fund’s net assets as of September 30, 2010) and 5.25% due 04/18/16, a Citigroup note 5.5% due 10/15/14 (1.0%), and a U.S. Treasury Inflation-Protected (TIP) note 1.375% due 07/15/18 (1.4%). Bottom performing notes had short maturities: Fannie Mae 3.375% due 05/19/11 (1.1%) and Freddie Mac 4.75% due 12/08/10 (1.3%).
     We remain committed to our investment process that requires an asymmetric return/risk profile for candidate securities and employs disciplined sell criteria. We thank you for your continued confidence in the investment team.
Average Annual Returns Through September 30, 2010 (a) (Unaudited)

							Since
		Year to					Inception
	Quarter	Date	1 Year	3 Year	5 Year	10 Year	(10/1/91)
Balanced Fund Class AAA	7.80%	3.20%	6.52%	(2.69)%	2.82%	3.68%	8.44%
60% S&P 500 and 40% Barclays Indices (b)	8.06	5.91	9.59	(1.45)	2.82	2.33	N/A
Barclays Government/Corporate Bond Index	3.20	8.91	8.70	7.10	6.10	6.46	5.87 (c)
S&P 500 Index	11.30	3.91	10.18	(7.15)	0.64	(0.43)	7.99 (d)
In the current prospectus, the expense ratio for Class AAA Shares is 1.25%. Class AAA Shares do not have a sales charge.

(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of distributions and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Adviser reimbursed expenses in years prior to 1998 to limit the expense ratio. Had such limitation not been in place, returns would have been lower. Current performance may be lower or higher than the performance data presented. Performance returns for periods of less than one year are not annualized. Visit www.tetonadv.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about this and other matters and should be read carefully before investing. Other shares classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The S&P 500 Index is an unmanaged indicator of stock market performance and the Barclays Government/Corporate Bond Index is a market value weighted index that tracks the total return performance of fixed rate, publicly placed, dollar denominated obligations. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Bonds and equity positions have been combined.

(c)	The Barclays Government/Corporate Bond Index inception date was January 1, 1999.

(d)	The S&P 500 Index since inception performance is as of September 30, 1991.
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE BALANCED FUND CLASS AAA,
THE S&P 500 INDEX, AND A COMPOSITE OF 60% OF THE S&P 500 INDEX AND 40% OF
THE BARCLAYS GOVERNMENT/CORPORATE BOND INDEX** (Unaudited)

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

**	The Barclays Government/Corporate Bond Index inception date is January 1, 1999 and the value of the index prior to January 1, 1999 is that of the Barclays Government/Credit Bond Index.

Intermediate Bond Fund
     For the year ended September 30, 2010, the GAMCO Westwood Intermediate Bond Fund’s (the “Fund”) Class AAA Shares rose 6.5% versus an increase of 8.7% for the Barclays Government/Corporate Bond Index.
     Across the one to thirty year maturity spectrum, Treasury interest rates or yields ended the fiscal year at lower levels. The thirty year bond yield was 3.68%, the ten year note 2.51%, and the five year 1.26%; yields on shorter term notes were less than 1%, reflecting the flight to quality and deflation concerns during the second half of the fiscal year, accompanied by expectations that the Federal Reserve Board would embark on a second round of security purchases known as quantitative easing. Long maturity bonds (longer than ten years) are generally the most price-sensitive to a decline in yields and therefore exceeded the returns of intermediate notes (ten years or shorter) in a declining rate environment. Long vs. intermediate sector returns for the Barclays Government/Corporate Bond Index were: U.S. Treasury 12.74% vs. 6.53%, U.S. Agency 13.06% vs. 4.80%, and U.S. Corporate 14.35% vs. 11.55%.
     The top contributing security was the U.S. Treasury bond 7.125% due 02/15/23 (1.9% of net assets of the Fund as of September 30, 2010), followed by notes from three other issues: Freddie Mac 5.25% due 04/18/16 (2.0%), Citigroup 5.5% due 10/15/14 (1.4%), and Fannie Mae 5.375% due 06/12/17 (1.7%). No security earned a negative return. Bottom contributors were two short-term notes: Fannie Mae 3.375% due 05/19/11 (1.8%) and Hewlett-Packard Co. 2.25% due 05/27/11 (1.0%).
     We remain committed to our investment process that requires an asymmetric return/risk profile for candidate securities and employs disciplined sell criteria. We thank you for your continued confidence in the investment team.
Average Annual Returns Through September 30, 2010 (a) (Unaudited)

							Since
		Year to					Inception
	Quarter	Date	1 Year	3 Year	5 Year	10 Year	(10/1/91)
Intermediate Bond Fund Class AAA	2.57%	6.38%	6.46%	6.34%	5.09%	5.30%	5.75%
Barclays Government/Corporate Bond Index	3.20	8.91	8.70	7.10	6.10	6.46	5.87 (b)
In the current prospectus, the gross expense ratio for AAA Shares is 1.56%. The net expense ratio is 1.02%, after contractual reimbursements, by Teton Advisors Inc. (the “Adviser”) in place through January 31, 2011. Class AAA Shares do not have a sales charge.

(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, investment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Adviser reimbursed expenses to limit the expense ratio. Had such limitation not been in place, returns would have been lower. Current performance may be lower or higher than the performance data presented. Performance returns for periods of less than one year are not annualized. Visit www.tetonadv.com for performance information as of the most recent month end. The Fund is subject to interest rate and credit risks. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about this and other matters and should be read carefully before investing. Other shares classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The Barclays Government/Corporate Bond Index is a market value weighted index that tracks the performance of fixed rate, publicly placed, dollar denominated obligations. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	The Barclays Government/Corporate Bond Index inception date was January 1, 1999.
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
INTERMEDIATE BOND FUND CLASS AAA AND
THE BARCLAYS GOVERNMENT/CORPORATE BOND INDEX** (Unaudited)

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

**	The Barclays Government/Corporate Bond Index inception date is January 1, 1999 and the value of the index prior to January 1, 1999 is that of the Barclays Government/Credit Bond Index.

Morningstar® Ratings Based on Risk Adjusted Returns as of September 30, 2010 (Unaudited).

		Overall Rating		3 Year Rating		5 Year Rating		10 Year Rating
	Morningstar		# of		# of		# of		# of
FUND	Category	Stars	Funds	Stars	Funds	Stars	Funds	Stars	Funds

GAMCO Westwood Mighty MitesSM AAA	Small Blend	*****	556	*****	556	*****	475	*****	254
GAMCO Westwood Mighty MitesSM A	Small Blend	*****	556	*****	556	*****	475	*****	254
GAMCO Westwood Mighty MitesSM B	Small Blend	*****	556	*****	556	*****	475	*****	254
GAMCO Westwood Mighty MitesSM C	Small Blend	*****	556	*****	556	*****	475	*****	254
GAMCO Westwood Mighty MitesSM I	Small Blend	*****	556	*****	556	*****	475	*****	254

GAMCO Westwood SmallCap Equity AAA	Small Blend	**	556	**	556	***	475	*	254
GAMCO Westwood SmallCap Equity A	Small Blend	***	556	**	556	***	475	*	254
GAMCO Westwood SmallCap Equity B	Small Blend	***	556	**	556	***	475	*	254
GAMCO Westwood SmallCap Equity I	Small Blend	**	556	**	556	***	475	*	254

GAMCO Westwood Income AAA	Large Value	****	1,127	****	1,127	***	942	*****	490
GAMCO Westwood Income A	Large Value	***	1,127	****	1,127	***	942	*****	490
GAMCO Westwood Income C	Large Value	***	1,127	****	1,127	***	942	*****	490
GAMCO Westwood Income I	Large Value	****	1,127	****	1,127	***	942	*****	490

GAMCO Westwood Equity AAA	Large Blend	****	1,723	***	1,723	****	1,422	****	761
GAMCO Westwood Equity A	Large Blend	***	1,723	**	1,723	***	1,422	****	761
GAMCO Westwood Equity B	Large Blend	***	1,723	**	1,723	***	1,422	****	761
GAMCO Westwood Equity C	Large Blend	***	1,723	**	1,723	***	1,422	****	761
GAMCO Westwood Equity I	Large Blend	****	1,723	***	1,723	****	1,422	****	761

GAMCO Westwood Balanced AAA	Moderate Allocation	****	939	***	939	****	755	****	413
GAMCO Westwood Balanced A	Moderate Allocation	***	939	***	939	***	755	***	413
GAMCO Westwood Balanced B	Moderate Allocation	***	939	***	939	***	755	***	413
GAMCO Westwood Balanced C	Moderate Allocation	***	939	***	939	***	755	***	413
GAMCO Westwood Balanced I	Moderate Allocation	****	939	***	939	****	755	****	413

GAMCO Westwood Intermediate Bond AAA	Intermediate-Term Bond	***	1,009	***	1,009	***	862	**	539
GAMCO Westwood Intermediate Bond A	Intermediate-Term Bond	**	1,009	**	1,009	**	862	**	539
GAMCO Westwood Intermediate Bond B	Intermediate-Term Bond	**	1,009	**	1,009	**	862	*	539
GAMCO Westwood Intermediate Bond C	Intermediate-Term Bond	**	1,009	**	1,009	**	862	*	539
GAMCO Westwood Intermediate Bond I	Intermediate-Term Bond	***	1,009	***	1,009	***	862	**	539
The Overall Morningstar Rating™ is derived from a weighted average of the performance figures associated with its three, five and ten year (if applicable) Morningstar Rating metrics. Data presented reflects past performance, which is no guarantee of future results. Ratings are for Class AAA, A, B, C, or I Shares; other classes may have different performance characteristics. Unrated classes of fund shares are not listed. For each fund with at least a three year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure (including the effects of sales charges, loads, and redemption fees) that accounts for variation in a fund’s monthly performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Strong relative performance is not indicative of positive fund returns. © 2010 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Teton Advisors is the investment manager for all GAMCO Westwood Funds. Investors should carefully consider the investment objectives, risks, sales charges and expenses of the fund before investing. Each Fund’s prospectus contains this and other information about the Funds and is available by calling 800-WESTWOOD, online at www.tetonadv.com, or from your financial adviser. The prospectus should be read carefully before investing. Distributed by Gabelli & Company, One Corporate Center, Rye, NY 10580.

GAMCO Westwood Funds
Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from April 1, 2010 through September 30, 2010	Expense Table
We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The Expense Table below illustrates your Fund’s costs in two ways:
Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.
Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case — because the hypothetical return used is not the Fund’s actual return — the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended September 30, 2010.

	Beginning	Ending	Annualized	Expenses
	Account Value	Account Value	Expense	Paid During
	4/01/10	9/30/10	Ratio	Period*

GAMCO Westwood Mighty MitesSM Fund
Actual Fund Return
Class AAA	$1,000.00	$1,051.90	1.58%	$8.13
Class A	$1,000.00	$1,050.60	1.83%	$9.41
Class B	$1,000.00	$1,047.20	2.35%	$12.06
Class C	$1,000.00	$1,047.50	2.32%	$11.91
Class I	$1,000.00	$1,052.90	1.33%	$6.84
Hypothetical 5% Return
Class AAA	$1,000.00	$1,017.15	1.58%	$7.99
Class A	$1,000.00	$1,015.89	1.83%	$9.25
Class B	$1,000.00	$1,013.29	2.35%	$11.86
Class C	$1,000.00	$1,013.44	2.32%	$11.71
Class I	$1,000.00	$1,018.40	1.33%	$6.73

GAMCO Westwood SmallCap Equity Fund
Actual Fund Return
Class AAA	$1,000.00	$992.60	1.50%	$7.49
Class A	$1,000.00	$991.70	1.75%	$8.74
Class B	$1,000.00	$989.00	2.25%	$11.22
Class C	$1,000.00	$988.90	2.25%	$11.22
Class I	$1,000.00	$994.10	1.25%	$6.25
Hypothetical 5% Return
Class AAA	$1,000.00	$1,017.55	1.50%	$7.59
Class A	$1,000.00	$1,016.29	1.75%	$8.85
Class B	$1,000.00	$1,013.79	2.25%	$11.36
Class C	$1,000.00	$1,013.79	2.25%	$11.36
Class I	$1,000.00	$1,018.80	1.25%	$6.33

GAMCO Westwood Income Fund
Actual Fund Return
Class AAA	$1,000.00	$1,002.80	1.50%	$7.53
Class A	$1,000.00	$1,002.20	1.75%	$8.78
Class C	$1,000.00	$999.80	2.25%	$11.28
Class I	$1,000.00	$1,004.20	1.25%	$6.28
Hypothetical 5% Return
Class AAA	$1,000.00	$1,017.55	1.50%	$7.59
Class A	$1,000.00	$1,016.29	1.75%	$8.85
Class C	$1,000.00	$1,013.79	2.25%	$11.36
Class I	$1,000.00	$1,018.80	1.25%	$6.33

GAMCO Westwood Equity Fund
Actual Fund Return
Class AAA	$1,000.00	$955.60	1.54%	$7.55
Class A	$1,000.00	$954.20	1.79%	$8.77
Class B	$1,000.00	$951.00	2.29%	$11.20
Class C	$1,000.00	$950.70	2.29%	$11.20
Class I	$1,000.00	$956.80	1.29%	$6.33
Hypothetical 5% Return
Class AAA	$1,000.00	$1,017.35	1.54%	$7.79
Class A	$1,000.00	$1,016.09	1.79%	$9.05
Class B	$1,000.00	$1,013.59	2.29%	$11.56
Class C	$1,000.00	$1,013.59	2.29%	$11.56
Class I	$1,000.00	$1,018.60	1.29%	$6.53

GAMCO Westwood Balanced Fund
Actual Fund Return
Class AAA	$1,000.00	$991.80	1.24%	$6.19
Class A	$1,000.00	$989.60	1.49%	$7.43
Class B	$1,000.00	$987.20	1.99%	$9.91
Class C	$1,000.00	$987.30	1.99%	$9.91
Class I	$1,000.00	$992.30	0.99%	$4.94
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.85	1.24%	$6.28
Class A	$1,000.00	$1,017.60	1.49%	$7.54
Class B	$1,000.00	$1,015.09	1.99%	$10.05
Class C	$1,000.00	$1,015.09	1.99%	$10.05
Class I	$1,000.00	$1,020.10	0.99%	$5.01

GAMCO Westwood Intermediate Bond Fund
Actual Fund Return
Class AAA	$1,000.00	$1,052.00	1.00%	$5.14
Class A	$1,000.00	$1,051.50	1.10%	$5.66
Class B	$1,000.00	$1,048.80	1.75%	$8.99
Class C	$1,000.00	$1,048.40	1.75%	$8.99
Class I	$1,000.00	$1,053.30	0.75%	$3.86
Hypothetical 5% Return
Class AAA	$1,000.00	$1,020.05	1.00%	$5.06
Class A	$1,000.00	$1,019.55	1.10%	$5.57
Class B	$1,000.00	$1,016.29	1.75%	$8.85
Class C	$1,000.00	$1,016.29	1.75%	$8.85
Class I	$1,000.00	$1,021.31	0.75%	$3.80

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)
The following tables present portfolio holdings as a percent of net assets as of September 30, 2010:
GAMCO Westwood Mighty MitesSM Fund

U.S. Treasury Bills	21.6%
Health Care	8.3%
Electronics	7.7%
Diversified Industrial	7.1%
Computer Software and Services	4.7%
Equipment and Supplies	4.3%
Business Services	4.2%
Financial Services	3.9%
Specialty Chemicals	3.6%
Automotive: Parts and Accessories	3.3%
Broadcasting	2.8%
Retail	2.6%
Publishing	2.2%
Consumer Products	2.2%
Restaurants	2.0%
Hotels and Gaming	1.7%
Aviation: Parts and Services	1.7%
Aerospace	1.5%
Food and Beverage	1.4%
Energy and Utilities: Water	1.4%
Machinery	1.1%
Energy and Utilities: Natural Gas	0.9%
Real Estate	0.9%
Communications Equipment	0.9%
Semiconductors	0.9%
Telecommunications	0.8%
Energy and Utilities: Electric	0.7%
Educational Services	0.6%
Building and Construction	0.6%
Energy and Utilities: Integrated	0.5%
Energy and Utilities: Services	0.5%
Manufactured Housing and Recreational Vehicles	0.5%
Consumer Services	0.4%
Transportation	0.3%
Automotive	0.3%
Energy and Utilities: Oil	0.2%
Environmental Control	0.2%
Metals and Mining	0.2%
Entertainment	0.2%
Commercial Services	0.2%
Energy and Utilities: Alternative Energy	0.1%
Paper and Forest Products	0.1%
Agriculture	0.1%
Closed-End Business Development Company	0.1%
Airlines	0.0%
Cable	0.0%
Other Assets and Liabilities (Net)	0.5%

100.0%

GAMCO Westwood SmallCap Equity Fund

Electronics	15.4%
Financial Services	14.0%
Semiconductors	12.0%
Computer Software and Services	6.5%
Energy and Utilities	6.3%
Health Care	5.5%
Equipment and Supplies	4.8%
Diversified Industrial	3.4%
Business Services	3.4%
Machinery	3.3%
Communications Equipment	3.0%
Specialty Chemicals	2.5%
Retail	2.5%
Aerospace	2.4%
Automotive	1.9%
Computer Hardware	1.9%
U.S. Treasury Bills	1.9%
Consumer Products	1.4%
Publishing	1.0%
Metals and Mining	0.9%
Entertainment	0.9%
Building and Construction	0.9%
Automotive: Parts and Accessories	0.7%
Telecommunications	0.6%
Aviation: Parts and Services	0.5%
Educational Services	0.4%
Commercial Services	0.4%
Food and Beverage	0.4%
Transportation	0.3%
Restaurants	0.3%
Real Estate	0.1%
Consumer Services	0.0%
Other Assets and Liabilities (Net)	0.5%

100.0%

GAMCO Westwood Income Fund

Financial Services	19.8%
Food and Beverage	14.6%
Health Care	8.2%
Telecommunications	7.4%
Energy and Utilities: Oil	7.0%
U.S. Treasury Bills	6.7%
Energy and Utilities: Services	4.9%
Specialty Chemicals	4.9%
Diversified Industrial	3.5%
Banking	3.2%
Energy and Utilities: Natural Gas	3.2%
Computer Hardware	3.2%
Electronics	2.9%
Energy and Utilities: Water	2.8%
Broadcasting	2.8%
Automotive: Parts and Accessories	1.5%
Retail	1.2%
Energy and Utilities: Integrated	0.9%
Agriculture	0.6%
Computer Software and Services	0.4%
Business Services	0.2%
Other Assets and Liabilities (Net)	0.1%

100.0%

Summary of Portfolio Holdings (Continued) (Unaudited)
GAMCO Westwood Equity Fund

Financial Services	12.3%
Health Care	12.2%
Energy: Oil	9.2%
Banking	7.7%
Energy: Natural Gas	6.2%
Computer Software and Services	6.1%
Retail	5.2%
Communications Equipment	4.2%
Cable and Satellite	4.2%
Energy: Integrated	3.9%
Consumer Products	3.2%
Diversified Industrial	3.1%
Computer Hardware	3.1%
Aerospace	3.0%
Telecommunications	2.5%
Machinery	2.2%
Transportation	2.1%
Specialty Chemicals	2.0%
Entertainment	1.9%
Energy: Services	1.2%
Metals and Mining	1.0%
Mutual Funds	1.0%
Food and Beverage	0.9%
Electronics	0.9%
Automotive	0.7%
Other Assets and Liabilities (Net)	0.0%

100.0%

GAMCO Westwood Balanced Fund

U.S. Government Agency Obligations	12.4%
U.S. Government Obligations	10.6%
Financial Services	8.1%
Banking	8.1%
Health Care	7.5%
Energy: Oil	7.3%
Energy: Natural Gas	4.5%
Computer Software and Services	4.4%
Retail	3.1%
Mutual Funds	3.1%
Diversified Industrial	2.9%
Energy: Integrated	2.9%
Cable and Satellite	2.5%
Communications Equipment	2.4%
Transportation	2.3%
Consumer Products	2.0%
Computer Hardware	1.9%
Telecommunications	1.9%
Aerospace	1.8%
Electronics	1.4%
Food and Beverage	1.3%
Machinery	1.3%
Metals and Mining	1.3%
Specialty Chemicals	1.3%
Entertainment	1.1%
Wireless Communications	0.7%
Energy: Services	0.7%
Real Estate Investment Trusts	0.6%
Automotive	0.4%
Other Assets and Liabilities (Net)	0.2%

100.0%

GAMCO Westwood Intermediate Bond Fund

Corporate Bonds	36.8%
U.S. Government Obligations	31.9%
U.S. Government Agency Obligations	27.2%
Short-Term Investments	6.7%
Other Assets and Liabilities (Net)	(2.6)%

100.0%

The GAMCO Westwood Funds (the “Funds”) file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q, the last of which was filed for the quarter ended June 30, 2010. Shareholders may obtain this information at www.tetonadv.com or by calling the Fund at 1-800-WESTWOOD. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Proxy Voting
Each Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Funds’ proxy voting policies, procedures, and how the Funds voted proxies relating to portfolio securities are available without charge, upon request, by (i) calling 1-800-WESTWOOD; (ii) writing to The GAMCO Westwood Funds at One Corporate Center, Rye, NY 10580-1422; and (iii) visiting the SEC’s website at www.sec.gov.

GAMCO Westwood Mighty MitesSM Fund
Schedule of Investments — September 30, 2010

			Market
Shares		Cost	Value
	COMMON STOCKS — 77.7%
	Aerospace — 1.5%
30,000	Ducommun Inc.	$639,415	$653,400
249,900	Herley Industries Inc.†	3,336,355	4,123,350
139,400	Innovative Solutions & Support Inc.†	726,215	681,666

		4,701,985	5,458,416

	Agriculture — 0.1%
225	J.G. Boswell Co.	144,675	144,000
14,500	Limoneira Co.	310,810	292,030

		455,485	436,030

	Airlines — 0.0%
5,000	AirTran Holdings Inc.†	36,675	36,750
5,000	ExpressJet Holdings Inc.†	33,575	33,350
8,000	Pinnacle Airlines Corp.†	20,239	43,440

		90,489	113,540

	Automotive — 0.3%
128,000	Wabash National Corp.†	241,450	1,035,520

	Automotive: Parts and Accessories — 3.1%
100,000	Dana Holding Corp.†	562,671	1,232,000
20,000	Federal-Mogul Corp.†	290,749	378,200
188,500	Midas Inc.†	1,803,753	1,434,485
83,800	Modine Manufacturing Co.†	435,090	1,086,886
9,000	Puradyn Filter Technologies Inc.†	3,854	1,998
223,000	Standard Motor Products Inc.	1,739,500	2,348,190
115,000	Strattec Security Corp.†	1,911,982	2,868,100
68,000	Superior Industries International Inc.	1,056,506	1,175,040
40,000	Tenneco Inc.†	124,690	1,158,800

		7,928,795	11,683,699

	Aviation: Parts and Services — 1.7%
9,200	Astronics Corp.†	116,037	160,540
768,800	GenCorp Inc.†	3,009,257	3,782,496
90,015	Kaman Corp.	1,171,359	2,359,293

		4,296,653	6,302,329

	Broadcasting — 2.8%
230,000	Acme Communications Inc.†	377,901	248,400
133,400	Beasley Broadcast Group Inc., Cl. A†	612,598	705,686
51,900	Crown Media Holdings Inc., Cl. A†	360,918	124,041
5,000	Cumulus Media Inc., Cl. A†	3,580	14,050
73,800	Entercom Communications Corp., Cl. A†	57,010	580,068
15,000	Equity Media Holdings Corp.†	44,866	14
116,714	Fisher Communications Inc.†	2,160,145	2,034,325
924	Granite Broadcasting Corp.† (a)	24,780	1
606,800	Gray Television Inc.†	384,242	1,219,668
110,000	LIN TV Corp., Cl. A†	125,349	488,400
461,547	Media General Inc., Cl. A†	1,702,537	4,135,461
213,000	Salem Communications Corp., Cl. A†	833,934	632,610
50,000	Sinclair Broadcast Group Inc., Cl. A†	89,853	351,000

		6,777,713	10,533,724

	Building and Construction — 0.6%
177,400	Huttig Building Products Inc.†	169,364	159,660
40,000	Layne Christensen Co.†	1,058,071	1,035,600
177,400	Material Sciences Corp.†	329,145	791,204
9,500	The Monarch Cement Co.	242,808	229,758

		1,799,388	2,216,222

	Business Services — 4.2%
28,000	ANC Rental Corp.† (a)	840	3
210,000	Ascent Media Corp., Cl. A†	5,313,296	5,609,100
240,000	Bowne & Co. Inc.	1,561,926	2,719,200
14,500	Cenveo Inc.†	20,431	72,935
103	Chazak Value Corp.† (a)	0	0
100,000	Diamond Management & Technology Consultants Inc.	1,094,644	1,250,000
67,500	EDGAR Online Inc.†	131,159	84,375
377,243	Edgewater Technology Inc.†	1,212,780	1,026,101
68,800	GP Strategies Corp.†	539,887	625,392
600	Intermec Inc.†	7,224	7,356
100,000	Internap Network Services Corp.†	494,135	491,000
2,000	Liquidity Services Inc.†	10,853	32,020
144,100	Pure Technologies Ltd.†	613,194	585,419
27,800	S1 Corp.†	146,231	144,838
51,700	SearchMedia Holdings Ltd.†	285,149	134,420
215,438	Stamps.com Inc.†	2,047,749	2,800,694
300	StarTek Inc.†	2,192	1,254
50,000	Trans-Lux Corp.†	38,033	24,500

		13,519,723	15,608,607

	Cable — 0.0%
90,000	Adelphia Communications Corp., Cl. A† (a)	15,750	0
90,000	Adelphia Communications Corp., Cl. A, Escrow† (a)	0	0
90,000	Adelphia Recovery Trust†	0	900
12,500	Outdoor Channel Holdings Inc.†	90,231	69,125

		105,981	70,025

	Closed-End Business Development Company — 0.1%
33,100	MVC Capital Inc.	325,675	429,307

	Commercial Services — 0.2%
18,000	ICF International Inc.†	417,773	451,260
8,000	Macquarie Infrastucture Co. LLC†	111,751	124,000

		529,524	575,260

	Communications Equipment — 0.9%
100,000	ADC Telecommunications Inc.†	1,252,610	1,267,000
51,000	Communications Systems Inc.	527,253	580,890
20,830	Sycamore Networks Inc.	429,836	675,100
142,950	Symmetricom Inc.†	745,542	817,674
4,000	Technical Communications Corp.	25,077	36,960
40,000	ViewCast.com Inc.†	18,600	11,600

		2,998,918	3,389,224

	Computer Software and Services — 4.7%
2,087,500	ADPT Corp.†	6,328,417	6,158,125
67,038	Computer Task Group Inc.†	500,196	512,170
271,400	Furmanite Corp.†	1,457,873	1,324,432
1,910	Gemalto NV	10,942	78,388
284,208	Global Sources Ltd.†	1,982,413	2,145,770
45,300	GSE Systems Inc.†	245,965	152,661
55,295	Kratos Defense & Security Solutions Inc.†	646,204	588,892
250,000	L-1 Identity Solutions Inc.†	2,933,660	2,932,500
4,100	Magma Design Automation Inc.†	11,864	15,170
36,000	Mercury Computer Systems Inc.†	208,756	433,080
400	MTS Systems Corp.	10,336	12,400
155,500	Phoenix Technologies Ltd.†	499,297	606,450
35,400	Schawk Inc.	570,926	653,484
167,761	Tier Technologies Inc.†	959,395	929,396
10,000	Trident Microsystems Inc.†	19,494	17,100
3,800	Tyler Technologies Inc.†	39,378	76,608
50,000	Unica Corp.†	1,042,177	1,049,000

		17,467,293	17,685,626

See accompanying notes to financial statements.

GAMCO Westwood Mighty MitesSM Fund
Schedule of Investments (Continued) — September 30, 2010

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Consumer Products — 2.2%
18,000	Adams Golf Inc.†	$122,578	$77,040
29,000	Callaway Golf Co.	191,165	203,000
54,000	Heelys Inc.†	204,033	129,600
3,000	Johnson Outdoors Inc., Cl. A†	17,417	38,460
68,900	Kid Brands Inc.†	633,079	592,540
15,300	Lakeland Industries Inc.†	147,120	139,995
269,400	Marine Products Corp.†	1,616,378	1,654,116
12,500	MarineMax Inc.†	51,551	88,000
300	National Presto Industries Inc.	8,618	31,941
61,700	Oil-Dri Corp. of America	909,775	1,327,167
22,550	PC Group Inc.†	36,025	3,608
328,765	Schiff Nutrition International Inc.	1,750,297	2,695,873
35,000	Steinway Musical Instruments Inc.†	618,483	602,700
41,530	Syratech Corp.†	10,383	1,053
146,600	The Wet Seal Inc., Cl. A†	585,759	496,974

		6,902,661	8,082,067

	Consumer Services — 0.4%
407,100	1-800-FLOWERS.COM Inc., Cl. A†	1,170,124	769,419
31,300	Bowlin Travel Centers Inc.†	37,661	41,003
1,100	Collectors Universe Inc.	3,530	14,817
90,000	Stewart Enterprises Inc., Cl. A	527,358	485,100
3,500	Valassis Communications Inc.†	4,639	118,615

		1,743,312	1,428,954

	Diversified Industrial — 7.1%
44,200	American Railcar Industries Inc.†	571,194	693,056
117,900	Ampco-Pittsburgh Corp.	2,835,730	2,926,278
142,800	Brush Engineered Materials Inc.†	2,892,831	4,061,232
48,300	Burnham Holdings Inc., Cl. A	699,144	701,074
67,500	Chase Corp.	848,166	982,125
106,214	China Wind Systems Inc.†	470,661	470,528
43,300	Graham Corp.	573,298	672,016
187,500	Griffon Corp.†	1,892,785	2,285,625
25,000	Haulotte Group SA†	134,090	270,946
126,900	Hawk Corp., Cl. A†	2,015,023	5,490,963
185,700	Katy Industries Inc.†	446,086	148,560
10,000	Lydall Inc.†	64,270	73,600
437,500	Magnetek Inc.†	954,311	577,500
192,900	Myers Industries Inc.	1,670,323	1,657,011
31,200	National Patent Development Corp.†	73,653	43,368
20,500	Park-Ohio Holdings Corp.†	166,688	272,650
13,300	RWC Inc.†	233,944	99,817
25,100	Stamford Industrial Group Inc.†	92,108	113
252,300	Tech/Ops Sevcon Inc.† (b)	1,178,521	1,274,115
10,000	Tredegar Corp.	185,887	189,800
82,000	Twin Disc Inc.	826,071	1,143,900
308,800	WHX Corp.†	1,377,222	2,581,568

		20,202,006	26,615,845

	Educational Services — 0.6%
185,000	Corinthian Colleges Inc.†	1,154,420	1,298,700
212,800	The Princeton Review Inc.†	630,643	434,112
31,100	Universal Technical Institute Inc.	514,206	608,005
108,500	Voyager Learning Co., Escrow† (a)	0	0

		2,299,269	2,340,817

	Electronics — 7.7%
27,000	A123 Systems Inc.†	353,170	242,190
50,000	Alliance Semiconductor Corp.	157,908	13,000
62,000	Ballantyne Strong Inc.†	280,240	536,300
87,600	Bel Fuse Inc., Cl. A	1,572,938	1,833,468
1,800	Bel Fuse Inc., Cl. B	36,012	37,476
79,500	BTU International Inc.†	329,264	550,140
231,500	CTS Corp.	1,647,035	2,227,030
57,049	Electro Scientific Industries Inc.†	675,423	633,814
49,300	IMAX Corp.†	199,628	831,198
169,500	IntriCon Corp.†	664,727	705,120
233,000	Keithley Instruments Inc.	1,954,511	5,011,830
216,700	LeCroy Corp.†	755,533	1,711,930
36,700	Mesa Laboratories Inc.	889,121	844,100
75,000	Methode Electronics Inc.	384,225	681,000
234,400	Microtune Inc.†	576,343	679,760
69,500	MoSys Inc.†	130,660	339,160
63,000	Newport Corp.†	384,910	714,420
79,500	NU Horizons Electronics Corp.†	549,751	552,525
49,300	Park Electrochemical Corp.	1,037,627	1,298,562
70,000	Pericom Semiconductor Corp.†	699,279	608,300
30,300	Schmitt Industries Inc.†	76,922	75,447
207,300	Stoneridge Inc.†	900,230	2,178,723
343,800	Technitrol Inc.	1,570,455	1,516,158
134,900	Ultra Clean Holdings Inc.†	287,575	1,162,838
127,000	Ultralife Corp.†	770,909	556,260
59,300	Ultratech Inc.†	783,364	1,014,030
76,400	Zoran Corp.†	591,522	583,696
172,200	Zygo Corp.†	1,232,611	1,687,560

		19,491,893	28,826,035

	Energy and Utilities: Alternative Energy — 0.1%
34,700	Ascent Solar Technologies Inc.†	104,087	109,652
74,290	China Hydroelectric Corp., ADR†	445,319	435,339

		549,406	544,991

	Energy and Utilities: Electric — 0.7%
88,880	Comverge Inc.†	726,958	698,597
42,520	Maine & Maritimes Corp.	1,581,903	1,909,148

		2,308,861	2,607,745

	Energy and Utilities: Integrated — 0.5%
181,300	Headwaters Inc.†	659,059	652,680
31,500	MGE Energy Inc.	1,094,707	1,247,085
95,200	Progress Energy Inc., CVO†	10,472	14,280

		1,764,238	1,914,045

	Energy and Utilities: Natural Gas — 0.9%
36,000	Chesapeake Utilities Corp.	981,276	1,303,920
53,671	Corning Natural Gas Corp. (b)	857,412	1,054,635
18,000	Delta Natural Gas Co. Inc.	426,596	553,500
183	Evergreen Energy Inc.†	4,724	247
16,700	RGC Resources Inc.	369,238	518,034
20,300	U.S. Energy Corp.†	85,659	92,162

		2,724,905	3,522,498

	Energy and Utilities: Oil — 0.2%
63,600	Tesco Corp.†	543,737	765,108

	Energy and Utilities: Services — 0.5%
9,500	Acergy SA, ADR	32,064	175,275
53,800	Allis-Chalmers Energy Inc.†	235,098	224,346
3,000	Covanta Holding Corp.	38,471	47,250
17,000	Dawson Geophysical Co.†	298,475	453,050
40,000	RPC Inc.	173,633	846,400
700	Union Drilling Inc.†	4,515	3,136

		782,256	1,749,457

	Energy and Utilities: Water — 1.4%
6,000	Artesian Resources Corp., Cl. A	73,323	114,420
39,174	Cadiz Inc.†	475,627	401,925
2,500	California Water Service Group	55,553	92,375
See accompanying notes to financial statements.

GAMCO Westwood Mighty MitesSM Fund
Schedule of Investments (Continued) — September 30, 2010

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Energy and Utilities: Water (Continued)
40,000	Consolidated Water Co. Ltd.	$450,805	$379,200
35,000	Energy Recovery Inc.†	210,777	125,650
8,500	Middlesex Water Co.	137,355	143,140
82,200	Pennichuck Corp.	1,769,062	1,891,422
63,400	SJW Corp.	1,431,266	1,561,542
28,500	The York Water Co.	398,710	456,855

		5,002,478	5,166,529

	Entertainment — 0.2%
22,100	Canterbury Park Holding Corp.†	197,542	171,275
1,802	Chestnut Hill Ventures† (a)	67,956	82,092
220,000	Dover Motorsports Inc.†	463,987	402,600
2,000	LodgeNet Interactive Corp.†	9,988	5,600
60,000	Triple Crown Media Inc.†	16,280	180

		755,753	661,747

	Environmental Control — 0.2%
10,000	BioteQ Environmental Technologies Inc.†	16,559	7,775
167,000	Casella Waste Systems Inc., Cl. A†	627,904	701,400
500	Sharps Compliance Corp.†	1,265	2,525

		645,728	711,700

	Equipment and Supplies — 4.3%
1,000	AZZ Inc.	34,894	42,840
172,500	Baldwin Technology Co. Inc., Cl. A†	351,412	210,450
20,000	Capstone Turbine Corp.†	31,920	15,442
52,500	CIRCOR International Inc.	1,494,032	1,659,000
231,000	Core Molding Technologies Inc.†	618,111	1,016,400
120,000	Federal Signal Corp.	807,570	646,800
700	Genoil Inc.†	158	99
239,400	Gerber Scientific Inc.†	1,051,639	1,477,098
8,500	Gildemeister AG	61,536	124,046
8,000	GrafTech International Ltd.†	49,988	125,040
39,600	Interpump Group SpA†	190,352	247,790
108,600	L.S. Starrett Co., Cl. A	1,235,526	1,134,870
20,000	Maezawa Kyuso Industries Co. Ltd.	108,117	241,016
79,700	Met-Pro Corp.	864,851	804,173
11,800	Mine Safety Appliances Co.	367,269	319,780
201,300	SL Industries Inc.†	1,434,148	2,836,317
1,000	SRS Labs Inc.†	5,500	9,340
25,000	The Eastern Co.	331,073	408,500
4,000	The Gorman-Rupp Co.	111,237	110,240
12,000	The Greenbrier Cos. Inc.†	149,918	187,080
19,900	Thermadyne Holdings Corp.†	264,126	281,187
36,379	Titan Machinery Inc.†	503,585	592,978
285,400	TransAct Technologies Inc.†	1,613,496	2,283,200
50,500	Vicor Corp.	324,047	737,805
24,000	WaterFurnace Renewable Energy Inc.	474,797	609,039
500	Watts Water Technologies Inc., Cl. A	7,648	17,025

		12,486,950	16,137,555

	Financial Services — 3.9%
50,000	AmeriCredit Corp.†	1,215,022	1,223,000
16,100	Berkshire Bancorp Inc.†	219,414	68,586
3,900	Berkshire Hills Bancorp Inc.	78,058	73,944
75	Burke & Herbert Bank and Trust Co.	95,726	160,987
40,000	Capital Financial Holdings Inc.†	35,200	5,700
4,000	CNA Surety Corp.†	71,429	71,680
29,000	Crazy Woman Creek Bancorp Inc.	501,616	322,625
381,400	Epoch Holding Corp.	2,284,655	4,912,432
35	Farmers & Merchants Bank of Long Beach	174,166	139,212
10,442	Fidelity Southern Corp.†	69,329	68,500
79,000	Flushing Financial Corp.	1,068,424	913,240
10	Guaranty Corp., Cl. A†	137,500	75,000
2,500	Hampton Roads Bankshares Inc.†	34,984	2,391
37,750	Hudson Valley Holding Corp.	847,223	736,880
90,843	KKR & Co. LP	265,210	962,936
24,000	Meadowbrook Insurance Group Inc.	160,048	215,280
50,000	Medallion Financial Corp.	368,454	389,500
28,500	Nara Bancorp Inc.†	224,619	201,210
11,055	New York Community Bancorp Inc.	143,811	179,644
5,697	Northrim BanCorp Inc.	119,035	94,570
20,000	NYMAGIC Inc.	510,299	513,400
37,500	Oritani Financial Corp.	382,931	374,250
4,300	Provident New York Bancorp	64,371	36,077
45,000	Pzena Investment Management Inc., Cl. A	203,004	309,150
72,300	Sanders Morris Harris Group Inc.	419,722	409,218
116	Sunwest Bank†	322,722	292,900
59,800	SWS Group Inc.	795,383	428,766
5,300	The Ziegler Companies Inc.†	102,911	117,183
2,000	TIB Financial Corp.†	1,728	860
10,000	Tree.com Inc.†	82,623	65,500
200	Value Line Inc.	5,002	2,774
63,100	Westfield Financial Inc.	528,771	492,180
39,239	Whitney Holding Corp.	200,454	320,583
38,100	Wilshire Bancorp Inc.	330,044	249,174

		12,063,888	14,429,332

	Food and Beverage — 1.4%
1,000	Andrew Peller Ltd., Cl. A	9,614	8,320
19,500	Boston Beer Co. Inc., Cl. A†	489,562	1,303,965
17,000	Caribou Coffee Co. Inc.†	155,028	176,800
1,100	Hanover Foods Corp., Cl. A	110,881	110,005
1,000	Inventure Foods Inc.†	2,660	3,770
2,000	J & J Snack Foods Corp.	28,830	83,860
138,300	Lifeway Foods Inc.†	1,341,573	1,454,916
15,000	MGP Ingredients Inc.	69,302	117,750
7,000	Rock Field Co. Ltd.	113,721	109,763
4,000	Scheid Vineyards Inc., Cl. A†	81,317	39,280
45,000	Smart Balance Inc.†	187,124	174,600
34,000	The Hain Celestial Group Inc.†	618,551	815,320
240,000	Tingyi (Cayman Islands) Holding Corp.	314,418	661,954
280,000	Vitasoy International Holdings Ltd.	133,057	220,497
17,000	Willamette Valley Vineyards Inc.†	80,870	58,820

		3,736,508	5,339,620

	Health Care — 8.3%
5,000	Alere Inc.†	94,541	154,650
28,500	AngioDynamics Inc.†	314,391	434,340
12,800	ArthroCare Corp.†	140,635	347,904
335,500	BioLase Technology Inc.†	473,052	392,535
10,000	Boiron SA	166,957	331,952
1,000	Bruker Corp.†	5,980	14,030
37,600	Cantel Medical Corp.	637,223	609,120
85,000	CardioNet Inc.†	452,291	383,350
62,500	Cepheid Inc.†	595,116	1,169,375
135,000	Clarient Inc.†	345,735	456,300
575,700	Continucare Corp.†	1,326,150	2,417,940
42,000	Crucell NV, ADR†	998,613	1,396,920
79,000	Cutera Inc.†	638,363	639,900
See accompanying notes to financial statements.

GAMCO Westwood Mighty MitesSM Fund
Schedule of Investments (Continued) — September 30, 2010

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Health Care (Continued)
60,000	Cynosure Inc., Cl. A†	$508,551	$612,600
220,000	Cypress Bioscience Inc.†	837,745	847,000
120,000	Del Global Technologies Corp.†	216,585	67,200
5,000	DexCom Inc.†	65,375	66,100
1,000	Elite Pharmaceuticals Inc.†	2,690	60
92,600	Exactech Inc.†	1,552,506	1,511,232
28,700	Heska Corp.†	48,800	12,915
73,600	Hooper Holmes Inc.†	69,670	51,520
1,000	ICU Medical Inc.†	23,786	37,290
10,000	Indevus Pharmaceuticals Inc., Escrow† (a)	0	11,000
61,000	InfuSystems Holdings Inc.†	157,350	152,500
423,800	IRIS International Inc.†	4,511,661	4,068,480
10,000	Matrixx Initiatives Inc.†	41,764	51,000
94,000	Neogen Corp.†	571,377	3,181,900
60,000	NightHawk Radiology Holdings Inc.†	383,394	382,800
1,800	NMT Medical Inc.†	5,643	792
44,300	Opko Health Inc.†	85,440	99,232
17,500	Orthofix International NV†	279,401	549,850
114,480	OTIX Global Inc.†	846,853	1,182,578
117,800	Pain Therapeutics Inc.†	771,767	728,004
20,300	Palomar Medical Technologies Inc.†	191,961	209,699
10,000	PreMD Inc.†	18,320	100
75,500	Quidel Corp.†	718,528	829,745
323,290	Rochester Medical Corp.†	3,651,483	3,527,094
84,400	RTI Biologics Inc.†	499,719	221,972
213,900	Strategic Diagnostics Inc.†	207,526	350,796
95,000	Syneron Medical Ltd.†	819,192	942,400
2,000	Targanta Therapeutics Corp., Escrow† (a)	0	1,280
500	ThermoGenesis Corp.†	1,140	1,455
79,400	United-Guardian Inc.	684,320	1,141,772
60,600	Vascular Solutions Inc.†	529,724	695,688
20,300	Young Innovations Inc.	347,060	580,783

		24,838,378	30,865,153

	Hotels and Gaming — 1.7%
47,540	Churchill Downs Inc.	1,456,921	1,698,129
256,000	Dover Downs Gaming & Entertainment Inc.	1,261,527	870,400
2,000	Florida Gaming Corp.†	6,950	5,550
4,000	Gaylord Entertainment Co.†	55,334	122,000
46,000	Morgans Hotel Group Co.†	187,164	336,720
8,500	Multimedia Games Inc.†	76,734	31,450
25,200	Pinnacle Entertainment Inc.†	184,930	280,980
161,100	Sonesta International Hotels Corp., Cl. A	2,417,191	2,303,730
58,000	The Marcus Corp.	663,835	687,300

		6,310,586	6,336,259

	Machinery — 1.1%
10,000	Astec Industries Inc.†	296,882	285,300
11,000	DXP Enterprises Inc.†	140,765	208,780
134,000	Flow International Corp.†	210,750	352,420
6,000	Hardinge Inc.	54,215	45,960
59,565	Key Technology Inc.†	1,163,973	769,580
6,000	Lindsay Corp.	180,673	259,920
46,300	Tennant Co.	927,753	1,430,670
14,800	The Middleby Corp.†	464,969	938,172

		3,439,980	4,290,802

	Manufactured Housing and Recreational Vehicles — 0.5%
1,182,300	All American Group Inc.†	1,740,953	271,929
13,300	Cavco Industries Inc.†	308,431	477,603
26,200	Nobility Homes Inc.†	308,994	254,795
21,300	Skyline Corp.	479,014	431,538
30,000	Winnebago Industries Inc.†	338,040	312,600

		3,175,432	1,748,465

	Metals and Mining — 0.2%
116,600	5N Plus Inc.†	420,658	655,018
20,000	Camino Minerals Corp.†	3,744	7,387

		424,402	662,405

	Paper and Forest Products — 0.1%
20,000	Cellu Tissue Holdings Inc.†	238,500	238,600
1,700	Keweenaw Land Association Ltd.	309,892	306,000

		548,392	544,600

	Publishing — 2.2%
171,300	Belo Corp., Cl. A†	348,288	1,062,060
85,507	Cambium Learning Group Inc.†	335,457	273,622
78,800	Il Sole 24 Ore†	181,910	142,015
1,095,000	Journal Communications Inc., Cl. A†	2,551,330	4,938,450
200,000	PRIMEDIA Inc.	358,561	760,000
130,000	The E.W. Scripps Co., Cl. A†	396,784	1,024,400

		4,172,330	8,200,547

	Real Estate — 0.9%
8,700	Bresler & Reiner Inc.†	233,986	9,179
8,800	Capital Properties Inc., Cl. A	120,996	77,000
6,000	Capital Properties Inc., Cl. B (a)(c)	0	52,500
57,000	Cohen & Steers Inc.	1,018,580	1,236,900
40,600	Griffin Land & Nurseries Inc.	1,110,218	1,073,464
1,900	Gyrodyne Co. of America Inc.†	49,716	148,010
5,700	Holobeam Inc.†	104,121	105,450
114,500	Reading International Inc., Cl. A†	576,882	518,685
31,900	Reading International Inc., Cl. B†	266,800	243,397
2,508	Royalty LLC† (a)(c)	0	1,413

		3,481,299	3,465,998

	Restaurants — 2.0%
15,079	Biglari Holdings Inc.†	4,169,000	4,955,713
75,000	Denny’s Corp.†	234,741	233,250
50,500	Famous Dave’s of America Inc.†	445,815	480,255
120,229	Nathan’s Famous Inc.†	1,544,836	1,923,664

		6,394,392	7,592,882

	Retail — 2.6%
14,000	Aaron’s Inc., Cl. A	203,850	257,600
47,000	Big 5 Sporting Goods Corp.	636,001	630,740
165,000	Coldwater Creek Inc.†	598,031	869,550
1,065,000	CoolBrands International Inc.†	1,051,734	3,622,801
25,000	Hot Topic Inc.	167,245	149,750
126,200	Ingles Markets Inc., Cl. A	1,991,966	2,096,182
9,800	Movado Group Inc.†	120,100	106,624
28,000	Rush Enterprises Inc., Cl. A†	339,079	429,520
50,000	Rush Enterprises Inc., Cl. B†	511,706	687,500
21,800	The Bon-Ton Stores Inc.†	178,394	221,706
75,100	The Great Atlantic & Pacific Tea Co. Inc.†	483,903	297,396
8,800	Village Super Market Inc., Cl. A	220,543	245,872

		6,502,552	9,615,241

See accompanying notes to financial statements.

GAMCO Westwood Mighty MitesSM Fund
Schedule of Investments (Continued) — September 30, 2010

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Semiconductors — 0.9%
122,400	Advanced Analogic Technologies Inc.†	$474,312	$429,624
42,800	Amtech Systems Inc.†	359,916	768,688
88,800	Cascade Microtech Inc.†	411,007	334,776
131,500	Entegris Inc.†	651,392	614,105
79,200	Entropic Communications Inc.†	402,578	760,320
3,834	GSI Group Inc.†	10,602	9,623
44,800	IXYS Corp.†	405,104	427,840

		2,714,911	3,344,976

	Specialty Chemicals — 3.6%
2,909	A. Schulman Inc.	75,983	58,616
567,500	Ferro Corp.†	2,287,107	7,315,075
267,226	General Chemical Group Inc.†	59,859	9,353
33,500	Hawkins Inc.	474,315	1,186,570
1,000	KMG Chemicals Inc.	3,270	14,090
270,000	Omnova Solutions Inc.†	509,785	1,941,300
162,500	Zep Inc.	1,982,677	2,834,000

		5,392,996	13,359,004

	Telecommunications — 0.8%
18,500	Applied Signal Technology Inc.	310,680	460,280
20,900	Atlantic Tele-Network Inc.	870,291	1,029,116
175	Consolidated Communications Holdings Inc.	3,117	3,267
2,000	Electronic Systems Technology Inc.†	1,410	1,020
56,000	HickoryTech Corp.	525,626	477,680
80	Horizon Telecom Inc., Cl. A	9,250	7,600
350	Horizon Telecom Inc., Cl. B	39,964	23,450
55,100	New Ulm Telecom Inc.	541,273	283,765
10,000	PNV Inc.† (a)	3	10
7,788	Preformed Line Products Co.	338,590	271,568
18,000	Shenandoah Telecommunications Co.	94,686	327,060
17,875	Windstream Corp.	179,823	219,684

		2,914,713	3,104,500

	Transportation — 0.3%
8,200	PHI Inc.†	130,182	128,658
80,300	Providence and Worcester Railroad Co.	1,081,985	991,705
300	Trailer Bridge Inc.†	3,339	996

		1,215,506	1,121,359

	TOTAL COMMON STOCKS	226,768,790	290,633,765

	PREFERRED STOCKS — 0.2%
	Automotive: Parts and Accessories — 0.2%
20,000	Jungheinrich AG Pfd.	229,855	669,357

	CONVERTIBLE PREFERRED STOCKS — 0.0%
	Food and Beverage — 0.0%
500	Seneca Foods Corp., Zero Coupon Cv. Pfd., Ser. 2003† (a)	7,625	13,095

	WARRANTS — 0.0%
	Broadcasting — 0.0%
63	Granite Broadcasting Corp., Ser. A, expire 06/04/12† (a)	0	0
63	Granite Broadcasting Corp., Ser. B, expire 06/04/12† (a)	0	0

		0	0

	TOTAL WARRANTS	0	0

Principal
Amount
	CORPORATE BONDS — 0.0%
	Restaurants — 0.0%
$137,000	Biglari Holdings Inc., Sub. Deb., 14.000%, 03/30/15	134,249	133,781

	U.S. GOVERNMENT OBLIGATIONS — 21.6%
80,903,000	U.S. Treasury Bills, 0.060% to 0.230%††, 10/07/10 to 03/17/11	80,872,744	80,876,519

	TOTAL INVESTMENTS — 99.5%	$308,013,263	372,326,517

	Other Assets and Liabilities (Net) — 0.5%		1,727,705

	NET ASSETS — 100.0%		$374,054,222

(a)	Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At September 30, 2010, the market value of fair valued securities amounted to $161,394 or 0.04% of net assets.

(b)	Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares.

(c)	At September 30, 2010, the Fund held investments in restricted and illiquid securities amounting to $53,913 or 0.01% of net assets, which were valued under methods approved by the Board of Trustees, as follows:

				09/30/10
				Carrying
Acquisition		Acquisition	Acquisition	Value
Shares	Issuer	Date	Cost	Per Unit
6,000	Capital Properties Inc., Cl. B	11/20/03	—	$8.7500
2,508	Royalty LLC	09/09/03	—	0.5634

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt

CVO	Contingent Value Obligation
See accompanying notes to financial statements.

GAMCO Westwood SmallCap Equity Fund
Schedule of Investments — September 30, 2010

			Market
Shares		Cost	Value
	COMMON STOCKS — 97.6%
	Aerospace — 2.4%
3,200	AAR Corp.†	$52,269	$59,712
700	Esterline Technologies Corp.†	19,504	40,061
1,800	Herley Industries Inc.†	22,411	29,700
7,700	Hexcel Corp.†	116,615	136,983
4,600	Kaman Corp.	82,901	120,566

		293,700	387,022

	Automotive — 1.9%
2,400	AutoNation Inc.†	44,468	55,800
500	Group 1 Automotive Inc.†	16,425	14,940
1,100	Navistar International Corp.†	41,893	48,004
2,400	Penske Automotive Group Inc.†	37,667	31,680
6,900	Rush Enterprises Inc., Cl. A†	86,636	105,846
6,100	Wabash National Corp.†	44,638	49,349

		271,727	305,619

	Automotive: Parts and Accessories — 0.7%
1,900	Federal-Mogul Corp.†	24,695	35,929
4,300	Midas Inc.†	54,734	32,723
400	Monro Muffler Brake Inc.	12,436	18,444
1,600	Superior Industries International Inc.	22,818	27,648

		114,683	114,744

	Aviation: Parts and Services — 0.5%
2,000	Astronics Corp.†	18,913	34,900
2,100	Ducommun Inc.	40,426	45,738

		59,339	80,638

	Building and Construction — 0.9%
2,600	Chicago Bridge & Iron Co., NV†	50,128	63,570
3,400	Dycom Industries Inc.†	31,769	33,966
1,400	Insituform Technologies Inc., Cl. A†	20,052	33,852
500	KBR Inc.	11,785	12,320

		113,734	143,708

	Business Services — 3.4%
600	Alliance Data Systems Corp.†	24,717	39,156
1,050	Ascent Media Corp., Cl. A†	24,024	28,045
3,200	Convergys Corp.†	37,083	33,440
7,043	Edgewater Technology Inc.†	47,384	19,157
2,200	FTI Consulting Inc.†	73,008	76,318
1,900	G & K Services Inc., Cl. A	47,818	43,434
6,600	GP Strategies Corp.†	34,196	59,994
2,000	Healthcare Services Group Inc.	34,839	45,580
1,200	Kforce Inc.†	13,629	16,464
3,000	MDC Partners Inc., Cl. A	17,240	40,110
2,200	Schawk Inc.	25,150	40,612
2,400	Tetra Tech Inc.†	51,844	50,328
8,500	Tier Technologies Inc.†	64,901	47,090

		495,833	539,728

	Commercial Services — 0.4%
2,600	Heckmann Corp.†	16,406	10,140
2,000	ICF International Inc.†	44,927	50,140

		61,333	60,280

	Communications Equipment — 3.0%
12,900	CommScope Inc.†	323,702	306,246
5,400	Harmonic Inc.†	28,608	37,152
2,800	Plantronics Inc.	46,551	94,584
7,900	Symmetricom Inc.†	32,176	45,188

		431,037	483,170

	Computer Hardware — 1.9%
4,200	Cray Inc.†	25,738	27,720
6,000	NCR Corp.†	64,440	81,780
2,200	PC-Tel Inc.†	12,502	13,508
10,100	QLogic Corp.†	141,605	178,164

		244,285	301,172

	Computer Software and Services — 6.5%
1,600	Akamai Technologies Inc.†	34,693	80,288
2,000	AOL Inc.†	47,985	49,500
2,500	Avid Technology Inc.†	35,985	32,775
4,000	Bottomline Technologies Inc.†	60,672	61,440
2,500	Cadence Design Systems Inc.†	14,093	19,075
2,700	Dynamics Research Corp.†	29,252	27,756
1,600	Evolving Systems Inc.	11,504	12,032
4,000	Fair Isaac Corp.	74,571	98,640
6,500	Lawson Software Inc.†	43,285	55,055
29,600	Magma Design Automation Inc.†	59,927	109,520
4,900	Mercury Computer Systems Inc.†	38,143	58,947
7,700	Parametric Technology Corp.†	110,109	150,458
2,600	Progress Software Corp.†	57,331	86,060
900	Rovi Corp.†	15,567	45,369
8,900	S1 Corp.†	46,727	46,369
1,900	Teradata Corp.†	39,636	73,264
6,900	THQ Inc.†	101,188	27,738

		820,668	1,034,286

	Consumer Products — 1.4%
300	Columbia Sportswear Co.	13,131	17,532
9,900	Knoll Inc.	117,867	153,549
300	The Warnaco Group Inc.†	8,475	15,339
1,000	Tupperware Brands Corp.	26,283	45,760

		165,756	232,180

	Consumer Services — 0.0%
1,000	TiVo Inc.†	10,069	9,060

	Diversified Industrial — 3.4%
2,500	A.M. Castle & Co.†	25,591	33,125
4,550	Barnes Group Inc.	97,763	80,035
1,700	Brush Engineered Materials Inc.†	25,979	48,348
1,860	Columbus McKinnon Corp.†	47,224	30,857
4,381	Federal Signal Corp.	52,055	23,613
6,400	Furmanite Corp.†	30,986	31,232
4,788	Griffon Corp.†	41,704	58,366
1,200	Kaydon Corp.	39,383	41,520
700	Lawson Products Inc.	12,648	10,689
1,500	RSC Holdings Inc.†	12,232	11,190
4,500	Sealed Air Corp.	91,200	101,160
700	Texas Industries Inc.	23,737	22,064
2,600	Tredegar Corp.	36,867	49,348

		537,369	541,547

	Educational Services — 0.4%
1,400	Corinthian Colleges Inc.†	20,026	9,828
26,000	The Princeton Review Inc.†	107,046	53,040

		127,072	62,868

	Electronics — 15.4%
1,600	Analogic Corp.	55,583	71,808
3,600	Avnet Inc.†	77,517	97,236
13,400	Ballantyne Strong Inc.†	60,697	115,910
1,700	Coherent Inc.†	41,258	68,017
13,300	Electro Scientific Industries Inc.†	167,119	147,763
2,200	FARO Technologies Inc.†	49,512	47,982
See accompanying notes to financial statements.

GAMCO Westwood SmallCap Equity Fund
Schedule of Investments (Continued) — September 30, 2010

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Electronics (Continued)
3,000	General Cable Corp.†	$86,526	$81,360
8,900	International Rectifier Corp.†	126,531	187,701
3,600	IXYS Corp.†	23,882	34,380
25,300	LeCroy Corp.†	150,987	199,870
3,900	Littelfuse Inc.†	92,914	170,430
7,100	Molex Inc.	127,140	148,603
11,550	Newport Corp.†	107,655	130,977
2,200	OSI Systems Inc.†	46,594	79,904
5,300	Park Electrochemical Corp.	117,965	139,602
7,400	Radisys Corp.†	61,848	69,708
10,400	Technitrol Inc.	42,182	45,864
10,100	TTM Technologies Inc.†	96,025	98,879
3,300	Ultralife Corp.†	12,908	14,454
24,700	Vishay Intertechnology Inc.†	153,149	239,096
2,000	Woodward Governor Co.	55,723	64,840
6,300	Zebra Technologies Corp., Cl. A†	160,953	211,932

		1,914,668	2,466,316

	Energy and Utilities — 6.3%
11,500	Brigham Exploration Co.†	139,461	215,625
1,000	Flint Energy Services Ltd.†	11,308	14,938
5,100	Goodrich Petroleum Corp.†	121,373	74,307
1,800	Gulf Island Fabrication Inc.	32,204	32,760
800	Helix Energy Solutions Group Inc.†	9,128	8,912
9,100	Matrix Service Co.†	90,878	79,625
5,000	Petrohawk Energy Corp.†	106,380	80,700
6,800	Pike Electric Corp.†	64,001	49,504
4,400	Pride International Inc.†	79,634	129,492
4,400	Rowan Companies Inc.†	80,133	133,584
3,900	Superior Energy Services Inc.†	66,083	104,091
4,300	Tesco Corp.†	38,672	51,729
1,700	Toreador Resources Corp.†	14,433	19,006
500	Unit Corp.†	16,134	18,645

		869,822	1,012,918

	Entertainment — 0.9%
1,600	Discovery Communications Inc., Cl. A†	19,468	69,680
400	International Speedway Corp., Cl. A	10,316	9,760
6,350	Take-Two Interactive Software Inc.†	54,092	64,389

		83,876	143,829

	Equipment and Supplies — 4.8%
1,700	AZZ Inc.	56,528	72,828
1,500	Crown Holdings Inc.†	40,852	42,990
14,000	Gerber Scientific Inc.†	89,535	86,380
2,400	GrafTech International Ltd.†	28,504	37,512
4,000	IDEX Corp.	112,163	142,040
3,500	Mine Safety Appliances Co.	89,677	94,850
1,850	Robbins & Myers Inc.	36,264	49,543
1,800	Tennant Co.	44,744	55,620
2,500	The Greenbrier Cos. Inc.†	32,375	38,975
1,300	The Toro Co.	49,446	73,099
1,200	Titan Machinery Inc.†	13,234	19,560
3,400	Vicor Corp.	31,099	49,674

		624,421	763,071

	Financial Services — 14.0%
1,500	Beneficial Mutual Bancorp Inc.†	15,439	13,455
1,000	Berkshire Hills Bancorp Inc.	22,854	18,960
1,600	Brookline Bancorp Inc.	15,947	15,968
4,400	Brown & Brown Inc.	84,237	88,836
3,700	Cardinal Financial Corp.	29,674	35,557
4,200	Columbia Banking System Inc.	59,989	82,530
10,000	Cowen Group Inc., Cl. A†	50,000	32,900
1,750	Danvers Bancorp Inc.	20,319	26,828
1,900	Epoch Holding Corp.	17,511	24,472
6,850	FBR Capital Markets Corp.†	35,763	21,509
1,100	Fidelity National Financial Inc., Cl. A	15,729	17,281
25,000	First Niagara Financial Group Inc.	300,000	291,250
6,000	Flushing Financial Corp.	76,928	69,360
5,000	HF Financial Corp.	40,000	52,500
5,250	Hudson Valley Holding Corp.	108,139	102,480
700	IBERIABANK Corp.	33,330	34,986
2,500	Investors Bancorp Inc.†	22,438	29,600
4,800	KBW Inc.	122,895	122,880
2,000	Knight Capital Group Inc., Cl. A†	32,743	24,780
3,900	Meadowbrook Insurance Group Inc.	22,850	34,983
12,600	Nara Bancorp Inc.†	94,500	88,956
6,000	National Penn Bancshares Inc.	31,500	37,500
3,950	NewAlliance Bancshares Inc.	48,300	49,849
1,400	Newport Bancorp Inc.†	16,870	16,562
2,000	Old National Bancorp	20,000	21,000
2,600	Orrstown Financial Services Inc.	70,200	60,216
4,100	Sterling Bancorp	44,849	35,629
1,700	Stifel Financial Corp.†	77,799	78,693
2,900	SVB Financial Group†	78,942	122,728
4,200	The NASDAQ OMX Group Inc.†	83,624	81,606
1,400	The Navigators Group Inc.†	61,025	62,482
6,200	Umpqua Holdings Corp.	60,759	70,308
5,250	Valley National Bancorp	64,134	67,725
1,000	Washington Banking Co.	9,000	13,860
3,000	Washington Federal Inc.	45,806	45,780
6,300	Washington Trust Bancorp Inc.	118,422	120,456
4,300	Webster Financial Corp.	52,272	75,508
3,750	Westfield Financial Inc.	35,041	29,250
400	WSFS Financial Corp.	11,024	15,004

		2,150,852	2,234,227

	Food and Beverage — 0.4%
2,200	The Cheesecake Factory Inc.†	34,683	58,234

	Health Care — 5.5%
4,700	AngioDynamics Inc.†	61,900	71,628
1,100	ArthroCare Corp.†	28,958	29,898
1,000	Assisted Living Concepts Inc., Cl. A†	28,102	30,440
16,700	Clarient Inc.†	66,185	56,446
3,600	Continucare Corp.†	8,964	15,120
1,200	Cynosure Inc., Cl. A†	9,468	12,252
1,400	ICU Medical Inc.†	47,802	52,206
2,700	Kindred Healthcare Inc.†	49,813	35,154
800	Natus Medical Inc.†	8,676	11,656
3,600	Omnicare Inc.	89,640	85,968
4,500	Omnicell Inc.†	49,118	58,860
4,500	Patterson Companies Inc.	125,167	128,925
1,500	PharMerica Corp.†	33,426	14,295
500	PSS World Medical Inc.†	8,155	10,690
5,375	Rochester Medical Corp.†	55,049	58,641
3,000	Safeguard Scientifics Inc.†	18,366	37,590
1,000	STERIS Corp.	29,319	33,220
1,100	Syneron Medical Ltd.†	9,144	10,912
200	Teleflex Inc.	8,824	11,356
3,300	Zoll Medical Corp.†	85,529	106,491

		821,605	871,748

See accompanying notes to financial statements.

GAMCO Westwood SmallCap Equity Fund
Schedule of Investments (Continued) — September 30, 2010

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Machinery — 3.3%
500	Baldor Electric Co.	$15,702	$20,200
600	Bucyrus International Inc.	15,386	41,610
3,500	DXP Enterprises Inc.†	43,739	66,430
1,150	Dynamic Materials Corp.	33,061	17,377
19,400	Flow International Corp.†	83,064	51,022
1,500	Gardner Denver Inc.	53,860	80,520
4,000	Lydall Inc.†	35,570	29,440
600	Terex Corp.†	11,966	13,752
6,500	The Manitowoc Co. Inc.	43,760	78,715
6,000	Trinity Industries Inc.	129,007	133,620

		465,115	532,686

	Metals and Mining — 0.9%
2,700	5N Plus Inc.†	12,937	15,168
950	Franco-Nevada Corp.	21,629	29,888
7,100	Globe Specialty Metals Inc.†	95,564	99,684

		130,130	144,740

	Publishing — 1.0%
8,500	Belo Corp., Cl. A†	17,711	52,700
3,900	Journal Communications Inc., Cl. A†	18,539	17,589
1,900	Meredith Corp.	52,935	63,289
2,500	The Dolan Co.†	27,630	28,425

		116,815	162,003

	Real Estate — 0.1%
1,200	Kennedy-Wilson
	Holdings Inc.†	11,926	12,720

	Restaurants — 0.3%
5,700	Denny’s Corp.†	13,949	17,727
5,200	Morton’s Restaurant Group Inc.†	33,000	25,428

		46,949	43,155

	Retail — 2.5%
3,900	American Eagle Outfitters Inc.	54,453	58,344
2,100	AnnTaylor Stores Corp.†	21,566	42,504
3,300	Foot Locker Inc.	46,557	47,949
1,700	J. Crew Group Inc.†	52,286	57,154
3,900	Saks Inc.†	7,341	33,540
1,100	Stage Stores Inc.	12,936	14,300
6,900	The Wet Seal Inc., Cl. A†	23,184	23,391
1,200	Tiffany & Co.	33,297	56,388
1,900	Williams-Sonoma Inc.	25,114	60,230

		276,734	393,800

	Semiconductors — 12.0%
23,700	Advanced Analogic Technologies Inc.†	98,170	83,187
900	Advanced Energy Industries Inc.†	11,673	11,754
5,600	Atmel Corp.†	28,728	44,576
5,100	ATMI Inc.†	74,595	75,786
13,000	Brooks Automation Inc.†	88,776	87,230
8,900	Cascade Microtech Inc.†	49,271	33,553
3,250	Cohu Inc.	44,238	40,918
30,500	Entegris Inc.†	66,647	142,435
19,500	FormFactor Inc.†	274,286	167,700
8,200	FSI International Inc.†	5,676	21,812
18,500	Integrated Device Technology Inc.†	142,640	108,225
5,000	Kulicke & Soffa Industries Inc.†	10,089	30,950
4,000	Mattson Technology Inc.†	16,087	11,000
6,600	Microsemi Corp.†	90,928	113,190
1,800	MKS Instruments Inc.†	38,742	32,364
10,600	ON Semiconductor Corp.†	69,162	76,426
6,600	Pericom Semiconductor Corp.†	58,279	57,354
6,950	PLX Technology Inc.†	45,126	25,159
18,400	Silicon Image Inc.†	65,090	87,952
6,000	STEC Inc.†	69,593	74,700
12,300	Trident Microsystems Inc.†	23,104	21,033
17,200	Ultra Clean Holdings Inc.†	45,377	148,264
1,550	Ultratech Inc.†	20,411	26,505
5,700	Varian Semiconductor Equipment Associates Inc.†	153,064	164,046
1,900	Veeco Instruments Inc.†	62,119	66,253
10,300	Verigy Ltd.†	140,041	83,739
10,300	Zoran Corp.†	86,170	78,692

		1,878,082	1,914,803

	Specialty Chemicals — 2.5%
2,700	Arch Chemicals Inc.	78,367	94,743
3,969	Ferro Corp.†	49,408	51,160
4,400	H.B. Fuller Co.	99,098	87,428
2,700	Olin Corp.	60,345	54,432
2,200	Valspar Corp.	45,355	70,070
2,650	Zep Inc.	41,708	46,216

		374,281	404,049

	Telecommunications — 0.6%
1,800	Atlantic Tele-Network Inc.	85,758	88,632
5,800	UTStarcom Inc.†	12,875	12,586

		98,633	101,218

	Transportation — 0.3%
1,000	Atlas Air Worldwide
	Holdings Inc.†	23,011	50,300

	TOTAL COMMON STOCKS	13,668,208	15,605,839

Principal
Amount
	U.S. GOVERNMENT OBLIGATIONS — 1.9%
$300,000	U.S. Treasury Bill, 0.145%††, 11/12/10	299,949	299,949

	TOTAL INVESTMENTS — 99.5%	$13,968,157	15,905,788

	Other Assets and Liabilities (Net) — 0.5%		78,224

	NET ASSETS — 100.0%		$15,984,012

†	Non-income producing security.

††	Represents annualized yield at date of purchase.
See accompanying notes to financial statements.

GAMCO Westwood Income Fund
Schedule of Investments — September 30, 2010

			Market
Shares		Cost	Value
	COMMON STOCKS — 77.1%
	Agriculture — 0.6%
1,000	Archer-Daniels-Midland Co.	$28,410	$31,920

	Automotive: Parts and Accessories — 1.5%
1,000	Lear Corp.†	80,101	78,930

	Banking — 3.2%
2,000	Bank of America Corp.	27,640	26,220
4,000	U.S. Bancorp	131,903	86,480
4,574	Valley National Bancorp	81,811	59,004

		241,354	171,704

	Business Services — 0.2%
300	Automatic Data Processing Inc.	12,697	12,609

	Computer Hardware — 3.2%
500	Apple Inc.†	45,563	141,875
200	International Business Machines Corp.	25,251	26,828

		70,814	168,703

	Computer Software and Services — 0.4%
1,000	EMC Corp.†	12,780	20,310

	Diversified Industrial — 3.5%
6,000	General Electric Co.	94,338	97,500
2,000	Honeywell International Inc.	78,538	87,880

		172,876	185,380

	Electronics — 2.9%
8,000	Intel Corp.	188,828	153,840

	Energy and Utilities: Integrated — 0.9%
2,000	Allegheny Energy Inc.	50,482	49,040

	Energy and Utilities: Natural Gas — 3.2%
7,500	Spectra Energy Corp.	194,846	169,125

	Energy and Utilities: Oil — 7.0%
1,000	BP plc, ADR	75,428	41,170
1,500	Chevron Corp.	127,333	121,575
2,500	ConocoPhillips	200,189	143,575
1,000	Devon Energy Corp.	47,079	64,740

		450,029	371,060

	Energy and Utilities: Services — 4.9%
5,000	Halliburton Co.	180,373	165,350
1,000	Noble Corp.	48,914	33,790
1,000	Transocean Ltd.†	82,810	64,290

		312,097	263,430

	Energy and Utilities: Water — 2.8%
6,500	American Water Works Co. Inc.	113,655	151,255

	Financial Services — 6.5%
416	Alleghany Corp.†	114,081	126,060
4,000	Discover Financial Services	26,686	66,720
6,000	Wells Fargo & Co.	193,140	150,780

		333,907	343,560

	Food and Beverage — 14.6%
7,000	ConAgra Foods Inc.	174,145	153,580
7,522	General Mills Inc.	221,761	274,854
7,000	Kraft Foods Inc., Cl. A	231,325	216,020
2,000	PepsiCo Inc.	107,960	132,880

		735,191	777,334

	Health Care — 8.2%
2,883	Bristol-Myers Squibb Co.	70,582	78,158
1,500	Johnson & Johnson	85,403	92,940
2,520	Mead Johnson Nutrition Co.	107,163	143,413
6,940	Pfizer Inc.	146,422	119,160

		409,570	433,671

	Retail — 1.2%
2,000	The Home Depot Inc.	79,247	63,360

	Specialty Chemicals — 4.9%
700	Air Products and Chemicals Inc.	52,038	57,974
4,500	E. I. du Pont de Nemours and Co.	224,363	200,790

		276,401	258,764

	Telecommunications — 7.4%
6,000	AT&T Inc.	199,425	171,600
1,200	Frontier Communications Corp.	12,539	9,804
1,000	Research In Motion Ltd.†	70,686	48,690
5,000	Verizon Communications Inc.	196,481	162,950

		479,131	393,044

	TOTAL COMMON STOCKS	4,242,416	4,097,039

	PREFERRED STOCKS — 11.4%
	Broadcasting — 2.8%
6,000	CBS Corp., 7.250% Pfd.	151,216	150,840

	Financial Services — 8.6%
12,000	Bank One Capital Trust VI, 7.200% Pfd.	305,738	309,840
5,900	Wells Fargo Capital Trust IV, 7.000% Pfd.	150,504	148,562

		456,242	458,402

	TOTAL PREFERRED STOCKS	607,458	609,242

Principal
Amount
	CORPORATE BONDS — 4.7%
	Financial Services — 4.7%
$250,000	American Express Credit Corp., MTN, 0.417%, 06/16/11 (a)	250,000	249,643

	U.S. GOVERNMENT OBLIGATIONS — 6.7%
355,000	U.S. Treasury Bills, 0.180%††, 11/26/10	354,901	354,901

	TOTAL INVESTMENTS — 99.9%	$5,454,775	5,310,825

	Other Assets and Liabilities (Net) — 0.1%		3,503

	NET ASSETS — 100.0%		$5,314,328

(a)	Floating rate security. The rate disclosed is that in effect at September 30, 2010.

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt

MTN	Medium Term Note
See accompanying notes to financial statements.

GAMCO Westwood Equity Fund
Schedule of Investments — September 30, 2010

			Market
Shares		Cost	Value
	COMMON STOCKS — 99.0%
	Aerospace — 3.0%
23,300	Raytheon Co.	$988,478	$1,065,043
33,800	The Boeing Co.	2,059,962	2,249,052

		3,048,440	3,314,095

	Automotive — 0.7%
9,000	Cummins Inc.	622,772	815,220

	Banking — 7.7%
164,200	Bank of America Corp.	2,652,604	2,152,662
81,184	JPMorgan Chase & Co.	2,204,926	3,090,675
122,500	Wells Fargo & Co.	2,393,453	3,078,425

		7,250,983	8,321,762

	Cable and Satellite — 4.2%
123,500	Comcast Corp., Cl. A	2,142,100	2,232,880
55,000	DIRECTV, Cl. A†	1,607,737	2,289,650

		3,749,837	4,522,530

	Communications Equipment — 4.2%
99,200	Cisco Systems Inc.†	1,956,949	2,172,480
65,100	Corning Inc.	1,008,568	1,190,028
138,100	Motorola Inc.†	1,113,377	1,177,993

		4,078,894	4,540,501

	Computer Hardware — 3.1%
16,500	International Business Machines Corp.	1,869,596	2,213,310
110,500	Xerox Corp.	1,115,586	1,143,675

		2,985,182	3,356,985

	Computer Software and Services — 6.1%
46,600	eBay Inc.†	1,049,704	1,137,040
107,800	EMC Corp.†	1,721,954	2,189,418
87,000	Microsoft Corp.	2,392,498	2,130,630
42,600	Oracle Corp.	775,933	1,143,810

		5,940,089	6,600,898

	Consumer Products — 3.2%
15,000	NIKE Inc., Cl. B	831,257	1,202,100
40,980	Philip Morris International Inc.	1,972,010	2,295,700

		2,803,267	3,497,800

	Diversified Industrial — 3.1%
51,300	Honeywell International Inc.	2,011,507	2,254,122
23,800	ITT Corp.	962,903	1,114,554

		2,974,410	3,368,676

	Electronics — 0.9%
53,400	Intel Corp.	1,008,192	1,026,882

	Energy: Integrated — 3.9%
57,500	American Electric Power Co. Inc.	1,961,487	2,083,225
50,500	Dominion Resources Inc.	1,882,908	2,204,830

		3,844,395	4,288,055

	Energy: Natural Gas — 6.2%
23,206	Apache Corp.	1,755,414	2,268,618
63,700	EQT Corp.	2,723,750	2,297,022
40,100	Sempra Energy	2,070,553	2,157,380

		6,549,717	6,723,020

	Energy: Oil — 9.2%
39,000	Anadarko Petroleum Corp.	1,981,059	2,224,950
41,100	Chevron Corp.	2,959,709	3,331,155
35,500	Exxon Mobil Corp.	2,434,956	2,193,545
28,110	Occidental Petroleum Corp.	1,728,598	2,201,013

		9,104,322	9,950,663

	Energy: Services — 1.2%
28,300	National Oilwell Varco Inc.	1,202,787	1,258,501

	Entertainment — 1.9%
63,600	The Walt Disney Co.	1,848,458	2,105,796

	Financial Services — 12.3%
38,600	ACE Ltd.	1,905,084	2,248,450
42,300	Aflac Inc.	2,064,394	2,187,333
46,400	Ameriprise Financial Inc.	1,835,329	2,196,112
21,300	Franklin Resources Inc.	2,295,916	2,276,970
57,000	MetLife Inc.	2,077,279	2,191,650
44,100	The Travelers Companies Inc.	1,736,234	2,297,610

		11,914,236	13,398,125

	Food and Beverage — 0.9%
36,300	Sysco Corp.	827,956	1,035,276

	Health Care — 12.2%
77,900	Bristol-Myers Squibb Co.	1,786,147	2,111,869
54,000	Covidien plc	2,201,394	2,170,260
53,600	Johnson & Johnson	3,384,893	3,321,056
30,300	Merck & Co. Inc.	941,316	1,115,343
193,900	Pfizer Inc.	3,152,045	3,329,263
22,200	Teva Pharmaceutical Industries Ltd., ADR	1,271,914	1,171,050

		12,737,709	13,218,841

	Machinery — 2.2%
15,800	Caterpillar Inc.	1,019,859	1,243,144
15,800	Deere & Co.	698,924	1,102,524

		1,718,783	2,345,668

	Metals and Mining — 1.0%
27,600	Nucor Corp.	1,242,177	1,054,320

	Retail — 5.2%
74,000	CVS Caremark Corp.	2,175,068	2,328,780
118,700	The Gap Inc.	2,187,214	2,212,568
25,600	The TJX Companies Inc.	1,072,338	1,142,528

		5,434,620	5,683,876

	Specialty Chemicals — 2.0%
49,000	E. I. du Pont de Nemours and Co.	1,547,640	2,186,380

	Telecommunications — 2.5%
94,800	AT&T Inc.	2,695,216	2,711,280

	Transportation — 2.1%
27,400	Union Pacific Corp.	1,430,427	2,241,320

	TOTAL COMMON STOCKS	96,560,509	107,566,470

	SHORT-TERM INVESTMENTS — 1.0%
	Mutual Funds — 1.0%
1,035,442	Dreyfus Treasury & Agency Cash Management Fund, 0.190%*	1,035,442	1,035,442

	TOTAL INVESTMENTS — 100.0%	$97,595,951	108,601,912

	Other Assets and Liabilities (Net) — 0.0%		48,387

	NET ASSETS — 100.0%		$108,650,299

†	Non-income producing security.

*	Current yield as of September 30, 2010.

ADR	American Depositary Receipt
See accompanying notes to financial statements.

GAMCO Westwood Balanced Fund
Schedule of Investments — September 30, 2010

			Market
Shares		Cost	Value
	COMMON STOCKS —59.5%
	Aerospace — 1.8%
14,100	Raytheon Co.	$506,276	$644,511
22,000	The Boeing Co.	1,347,224	1,463,880

		1,853,500	2,108,391

	Automotive — 0.4%
5,700	Cummins Inc.	395,628	516,306

	Banking — 4.7%
103,100	Bank of America Corp.	1,652,726	1,351,641
54,696	JPMorgan Chase & Co.	1,334,939	2,082,277
86,100	Wells Fargo & Co.	1,625,994	2,163,693

		4,613,659	5,597,611

	Cable and Satellite — 2.5%
77,900	Comcast Corp., Cl. A	1,365,321	1,408,432
36,300	DIRECTV, Cl. A†	1,027,808	1,511,169

		2,393,129	2,919,601

	Communications Equipment — 2.4%
62,600	Cisco Systems Inc.†	1,235,828	1,370,940
42,300	Corning Inc.	663,000	773,244
86,500	Motorola Inc.†	697,367	737,845

		2,596,195	2,882,029

	Computer Hardware — 1.9%
11,400	International Business
	Machines Corp.	1,243,953	1,529,196
74,900	Xerox Corp.	763,879	775,215

		2,007,832	2,304,411

	Computer Software and Services — 3.7%
33,600	eBay Inc.†	752,903	819,840
69,900	EMC Corp.†	980,174	1,419,669
56,100	Microsoft Corp.	1,505,984	1,373,889
29,380	Oracle Corp.	527,362	788,853

		3,766,423	4,402,251

	Consumer Products — 2.0%
9,600	NIKE Inc., Cl. B	534,434	769,344
27,820	Philip Morris International Inc.	1,272,269	1,558,476

		1,806,703	2,327,820

	Diversified Industrial — 1.8%
32,300	Honeywell International Inc.	1,268,663	1,419,262
15,290	ITT Corp.	607,842	716,031

		1,876,505	2,135,293

	Electronics — 0.7%
41,500	Intel Corp.	772,931	798,045

	Energy: Integrated — 2.4%
39,100	American Electric Power Co. Inc.	1,329,037	1,416,593
33,200	Dominion Resources Inc.	1,239,473	1,449,512

		2,568,510	2,866,105

	Energy: Natural Gas — 3.6%
14,655	Apache Corp.	1,087,300	1,432,673
40,800	EQT Corp.	1,747,374	1,471,248
26,000	Sempra Energy	1,342,036	1,398,800

		4,176,710	4,302,721

	Energy: Oil — 5.4%
26,200	Anadarko Petroleum Corp.	1,281,232	1,494,710
26,300	Chevron Corp.	1,894,155	2,131,615
22,300	Exxon Mobil Corp.	1,441,759	1,377,917
18,400	Occidental Petroleum Corp.	922,944	1,440,720

		5,540,090	6,444,962

	Energy: Services — 0.7%
17,800	National Oilwell Varco Inc.	756,523	791,566

	Entertainment — 1.1%
40,300	The Walt Disney Co.	1,088,843	1,334,333

	Financial Services — 7.4%
24,600	ACE Ltd.	1,072,327	1,432,950
27,100	Aflac Inc.	1,322,282	1,401,341
32,400	Ameriprise Financial Inc.	1,264,736	1,533,492
15,200	Franklin Resources Inc.	1,614,973	1,624,880
35,400	MetLife Inc.	1,293,893	1,361,130
26,700	The Travelers Companies Inc.	1,051,169	1,391,070

		7,619,380	8,744,863

	Food and Beverage — 0.5%
23,100	Sysco Corp.	526,894	658,812

	Health Care — 7.5%
55,500	Bristol-Myers Squibb Co.	1,261,381	1,504,605
34,100	Covidien plc	1,294,992	1,370,479
35,700	Johnson & Johnson	2,270,988	2,211,972
22,900	Merck & Co. Inc.	693,104	842,949
126,000	Pfizer Inc.	2,039,069	2,163,420
16,200	Teva Pharmaceutical Industries Ltd., ADR	927,806	854,550

		8,487,340	8,947,975

	Machinery — 1.3%
10,500	Caterpillar Inc.	677,812	826,140
10,100	Deere & Co.	449,473	704,778

		1,127,285	1,530,918

	Metals and Mining — 0.6%
17,600	Nucor Corp.	794,145	672,320

	Retail — 3.1%
46,700	CVS Caremark Corp.	1,332,084	1,469,649
74,900	The Gap Inc.	1,372,905	1,396,136
18,800	The TJX Companies Inc.	782,919	839,044

		3,487,908	3,704,829

	Specialty Chemicals — 1.3%
33,600	E. I. du Pont de Nemours and Co.	1,068,345	1,499,232

	Telecommunications — 1.4%
59,900	AT&T Inc.	1,744,713	1,713,140

	Transportation — 1.3%
18,800	Union Pacific Corp.	971,307	1,537,840

	TOTAL COMMON STOCKS	62,040,498	70,741,374

	SHORT-TERM INVESTMENTS — 3.1%
	Mutual Funds — 3.1%
3,647,590	Dreyfus Treasury & Agency Cash Management Fund, 0.190%*	3,647,590	3,647,590

Principal
Amount
	CORPORATE BONDS — 14.2%
	Banking — 3.4%
$1,250,000	Bank of America Corp., 5.375%, 06/15/14	1,275,695	1,350,384
500,000	Barclays Bank plc, Ser. 1, 5.000%, 09/22/16	512,417	547,774
1,125,000	Citigroup Inc., 5.500%, 10/15/14	1,128,538	1,221,810
750,000	JPMorgan Chase & Co., 6.300%, 04/23/19	772,246	870,614

		3,688,896	3,990,582

See accompanying notes to financial statements.

GAMCO Westwood Balanced Fund
Schedule of Investments (Continued) — September 30, 2010

Principal			Market
Amount		Cost	Value
	CORPORATE BONDS (Continued)
	Computer Software and Services — 0.7%
$750,000	Oracle Corp., 4.950%, 04/15/13	$750,226	$826,658

	Diversified Industrial — 1.1%
1,200,000	General Electric Co., 5.000%, 02/01/13	1,204,869	1,303,854

	Electronics — 0.7%
750,000	Koninklijke Philips Electronics NV, 4.625%, 03/11/13	748,493	813,433

	Energy: Integrated — 0.5%
500,000	Southern Co., 4.150%, 05/15/14	499,621	542,136

	Energy: Natural Gas — 0.9%
1,000,000	Apache Corp., 5.250%, 04/15/13	999,945	1,090,743

	Energy: Oil — 1.9%
1,000,000	Anadarko Petroleum Corp., 5.950%, 09/15/16	980,512	1,093,303
500,000	Marathon Oil Corp., 5.900%, 03/15/18	502,306	578,004
500,000	XTO Energy Inc., 6.500%, 12/15/18	570,654	637,756

		2,053,472	2,309,063

	Financial Services — 0.7%
750,000	ACE INA Holdings Inc., 5.600%, 05/15/15	748,141	851,614

	Food and Beverage — 0.8%
950,000	Anheuser-Busch Companies Inc., 4.375%, 01/15/13	944,923	1,012,325

	Metals and Mining — 0.7%
750,000	BHP Billiton Finance USA Ltd., 5.500%, 04/01/14	754,470	844,609

	Real Estate Investment Trusts — 0.6%
700,000	Vornado Realty LP, 4.250%, 04/01/15	697,346	725,165

	Telecommunications — 0.5%
500,000	AT&T Inc., 6.700%, 11/15/13	501,193	579,344

	Transportation — 1.0%
1,000,000	Burlington Northern Santa Fe LLC, Deb., 5.650%, 05/01/17	986,728	1,155,399

	Wireless Communications — 0.7%
750,000	Vodafone Group plc, 4.150%, 06/10/14	764,888	810,753

	TOTAL CORPORATE BONDS	15,343,211	16,855,678

	U.S. GOVERNMENT AGENCY OBLIGATIONS — 12.4%
	Federal Home Loan Mortgage Corp. — 6.6%
1,500,000	4.750%, 12/08/10	1,499,391	1,512,732
1,500,000	2.125%, 03/23/12	1,512,412	1,537,397
1,250,000	5.125%, 07/15/12	1,245,478	1,352,749
1,500,000	5.250%, 04/18/16	1,484,584	1,774,949
1,500,000	3.750%, 03/27/19	1,494,924	1,634,014

		7,236,789	7,811,841

	Federal National Mortgage Association — 5.8%
1,250,000	3.375%, 05/19/11	1,268,557	1,274,936
1,500,000	5.375%, 11/15/11	1,502,648	1,584,471
1,250,000	4.375%, 09/15/12	1,311,000	1,343,473
1,500,000	5.000%, 04/15/15	1,540,438	1,739,535
775,000	5.375%, 06/12/17	830,211	932,620

		6,452,854	6,875,035

	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS	13,689,643	14,686,876

	U.S. GOVERNMENT OBLIGATIONS — 10.6%
	U.S. Treasury Bills — 0.8%
1,000,000	U.S. Treasury Bill, 0.426%††, 04/07/11	997,783	999,138

	U.S. Treasury Inflation Indexed Notes — 4.3%
900,000	1.250%, 04/15/14	929,001	976,298
1,200,000	2.500%, 07/15/16	1,301,396	1,468,673
1,500,000	1.375%, 07/15/18	1,437,346	1,624,298
900,000	2.125%, 01/15/19	933,756	1,030,112

		4,601,499	5,099,381

	U.S. Treasury Notes — 5.5%
1,500,000	3.375%, 11/30/12	1,498,356	1,595,742
750,000	0.750%, 08/15/13	750,397	752,930
1,500,000	4.000%, 02/15/15	1,482,440	1,686,915
1,000,000	3.625%, 08/15/19	1,023,419	1,099,844
1,250,000	3.375%, 11/15/19	1,208,538	1,346,778

		5,963,150	6,482,209

	TOTAL U.S. GOVERNMENT OBLIGATIONS	11,562,432	12,580,728

	TOTAL INVESTMENTS — 99.8%	$106,283,374	118,512,246

	Other Assets and Liabilities (Net) — 0.2%		231,591

	NET ASSETS — 100.0%		$118,743,837

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

*	Current yield as of September 30, 2010.

ADR	American Depositary Receipt
See accompanying notes to financial statements.

GAMCO Westwood Intermediate Bond Fund
Schedule of Investments — September 30, 2010

			Market
Shares		Cost	Value
	SHORT-TERM INVESTMENTS — 6.7%
	Mutual Funds — 6.7%
1,299,340	Dreyfus Treasury & Agency Cash Management Fund, 0.190%*	$1,299,340	$1,299,340

Principal Amount
	CORPORATE BONDS — 36.8%
	Aerospace — 1.3%
$200,000	The Boeing Co., 6.000%, 03/15/19	204,883	241,724

	Banking — 5.5%
300,000	Bank of America Corp., 5.375%, 06/15/14	306,167	324,092
225,000	Barclays Bank plc, Ser. 1, 5.000%, 09/22/16	226,044	246,498
250,000	Citigroup Inc., 5.500%, 10/15/14	250,786	271,513
200,000	JPMorgan Chase & Co., 6.300%, 04/23/19	198,830	232,164

		981,827	1,074,267

	Computer Hardware — 1.0%
200,000	Hewlett-Packard Co., 2.250%, 05/27/11	200,700	202,655

	Computer Software and Services — 2.1%
250,000	Microsoft Corp., 1.625%, 09/25/15	249,905	250,595
150,000	Oracle Corp., 4.950%, 04/15/13	149,972	165,332

		399,877	415,927

	Consumer Products — 0.9%
150,000	Philip Morris International Inc., 6.875%, 03/17/14	150,582	176,990

	Diversified Industrial — 1.4%
250,000	General Electric Co., 5.000%, 02/01/13	251,014	271,636

	Electronics — 2.2%
200,000	Arrow Electronics Inc., 6.000%, 04/01/20	199,793	215,983
200,000	Koninklijke Philips Electronics NV, 4.625%, 03/11/13	199,625	216,915

		399,418	432,898

	Energy and Utilities: Electric Integrated — 2.6%
275,000	Dominion Resources Inc., 6.400%, 06/15/18	334,268	335,758
150,000	Southern Co., 4.150%, 05/15/14	149,886	162,641

		484,154	498,399

	Energy and Utilities: Natural Gas — 1.1%
200,000	Apache Corp., 5.250%, 04/15/13	199,770	218,149

	Energy and Utilities: Oil — 3.2%
200,000	Anadarko Petroleum Corp., 5.950%, 09/15/16	196,104	218,661
125,000	Marathon Oil Corp., 5.900%, 03/15/18	125,577	144,501
200,000	XTO Energy Inc., 6.500%, 12/15/18	228,262	255,102

		549,943	618,264

	Financial Services — 6.0%
175,000	ACE INA Holdings Inc., 5.600%, 05/15/15	174,561	198,710
300,000	Berkshire Hathaway Inc., 5.125%, 09/15/12	315,473	325,571
260,000	International Bank for Reconstruction & Development, 8.625%, 10/15/16	296,915	353,880
275,000	Merrill Lynch & Co. Inc., MTN, Series C, 5.000%, 01/15/15	275,136	293,150

		1,062,085	1,171,311

	Food and Beverage — 3.9%
250,000	Anheuser-Busch Companies Inc., 4.375%, 01/15/13	248,667	266,401
200,000	Dr Pepper Snapple Group Inc., 2.350%, 12/21/12	199,946	205,327
250,000	Kraft Foods Inc., 5.375%, 02/10/20	254,284	279,783

		702,897	751,511

	Metals and Mining — 1.2%
200,000	BHP Billiton Finance USA Ltd., 5.500%, 04/01/14	201,192	225,229

	Real Estate Investment Trusts — 1.3%
250,000	Vornado Realty LP, 4.250%, 04/01/15	249,150	258,988

	Telecommunications — 1.1%
175,000	AT&T Inc., 6.700%, 11/15/13	175,419	202,770

	Transportation — 2.0%
200,000	Burlington Northern Santa Fe LLC, Deb., 5.650%, 05/01/17	199,287	231,080
125,000	CSX Corp., 6.250%, 04/01/15	124,952	146,438

		324,239	377,518

	TOTAL CORPORATE BONDS	6,537,150	7,138,236

	U.S. GOVERNMENT AGENCY OBLIGATIONS — 27.2%
	Federal Home Loan Bank — 1.5%
250,000	Series 656, 5.375%, 05/18/16	251,035	298,780

	Federal Home Loan Mortgage Corp. — 10.0%
400,000	2.125%, 03/23/12	403,700	409,972
250,000	5.125%, 07/15/12	255,418	270,550
225,000	5.000%, 07/15/14	245,765	256,761
325,000	5.250%, 04/18/16	359,407	384,572
200,000	5.500%, 07/18/16	217,698	240,942
350,000	3.750%, 03/27/19	344,950	381,270

		1,826,938	1,944,067

	Federal National Mortgage Association — 13.5%
350,000	3.375%, 05/19/11	354,095	356,982
350,000	5.375%, 11/15/11	354,973	369,710
250,000	4.375%, 09/15/12	262,242	268,695
375,000	4.375%, 03/15/13	395,388	408,492
350,000	2.750%, 02/05/14	364,396	370,636
300,000	5.000%, 04/15/15	309,275	347,907
275,000	5.375%, 06/12/17	294,591	330,930
71,508	Pool #745122, 5.500%, 09/01/20	71,267	77,332
76,820	Pool #255554, 5.500%, 01/01/35	77,769	82,406

		2,483,996	2,613,090

See accompanying notes to financial statements.

GAMCO Westwood Intermediate Bond Fund
Schedule of Investments (Continued)— September 30, 2010

Principal			Market
Amount		Cost	Value
	Government National Mortgage Association — 2.2%
$39,831	Pool #562288, 6.000%, 12/15/33	$40,450	$43,690
75,293	Pool #604946, 5.500%, 01/15/34	76,157	81,394
66,692	Pool #604970, 5.500%, 01/15/34	67,284	72,097
99,582	Pool #003747, 5.000%, 08/20/35	98,744	106,808
112,632	Pool #550728, 5.500%, 11/15/35	112,775	121,619

		395,410	425,608

	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS	4,957,379	5,281,545

	U.S. GOVERNMENT OBLIGATIONS — 31.9%
	U.S. Treasury Bills — 6.4%
1,250,000	U.S. Treasury Bills, 0.230% to 0.426%†, 01/31/11 to 05/05/11	1,248,204	1,249,131

	U.S. Treasury Inflation Indexed Notes — 8.5%
225,000	1.250%, 04/15/14	232,259	244,074
275,000	2.500%, 07/15/16	298,239	336,571
300,000	1.375%, 07/15/18	284,646	324,860
275,000	2.125%, 01/15/19	286,741	314,757
350,000	2.500%, 01/15/29	379,418	420,368

		1,481,303	1,640,630

	U.S. Treasury Notes — 14.2%
300,000	0.625%, 07/31/12	300,817	301,301
350,000	3.375%, 11/30/12	370,105	372,340
350,000	1.375%, 01/15/13	356,911	357,000
400,000	0.750%, 08/15/13	400,212	401,562
300,000	4.250%, 08/15/15	299,099	342,914
250,000	5.125%, 05/15/16	253,820	299,414
275,000	3.500%, 02/15/18	275,340	303,746
350,000	3.375%, 11/15/19	338,391	377,098

		2,594,695	2,755,375

	U.S. Treasury Bonds — 2.8%
250,000	7.125%, 02/15/23	298,102	360,586
150,000	5.375%, 02/15/31	167,560	193,148

		465,662	553,734

	TOTAL U.S. GOVERNMENT OBLIGATIONS	5,789,864	6,198,870

	TOTAL INVESTMENTS — 102.6%	$18,583,733	19,917,991

	Other Assets and Liabilities (Net) — (2.6)%		(513,511)

	NET ASSETS — 100.0%		$19,404,480

†	Represents annualized yield at date of purchase.

*	Current yield as of September 30, 2010.

MTN	Medium Term Note
See accompanying notes to financial statements.

GAMCO Westwood Funds
Statements of Assets and Liabilities
September 30, 2010

	Mighty	SmallCap	Income	Equity	Balanced	Intermediate
	MitesSM Fund	Equity Fund	Fund	Fund	Fund	Bond Fund
Assets:
Investments, at value (cost $305,977,330, $13,968,157, $5,454,775, $97,595,951, $106,283,374, and $18,583,733, respectively)	$369,997,767	$15,905,788	$5,310,825	$108,601,912	$118,512,246	$19,917,991
Investments in affiliates, at value (cost $2,035,933)	2,328,750	—	—	—	—	—
Foreign currency, at value (cost $1,019 and $20, respectively)	1,091	20	—	—	—	—
Cash	547,754	—	4,636	—	—	—
Receivable for Fund shares sold	4,199,566	11,166	259	59,839	226,972	2,367
Receivable for investments sold	67,226	177,617	—	1,407,385	265,219	—
Receivable from Adviser	—	—	10,114	—	—	937
Dividends and interest receivable	355,787	7,062	5,751	168,460	598,684	172,626
Prepaid expenses	39,512	20,150	26,582	28,925	33,021	20,248

Total Assets	377,537,453	16,121,803	5,358,167	110,266,521	119,636,142	20,114,169

Liabilities:
Payable to custodian	—	3,033	—	—	—	—
Payable for investments purchased	2,733,629	80,948	—	1,234,383	643,216	589,641
Payable for Fund shares redeemed	155,696	—	8,045	156,293	52,964	64,077
Distributions payable	—	—	—	—	—	9,385
Payable for investment advisory fees	257,674	10,780	—	88,562	72,650	—
Payable for distribution fees	97,616	4,107	1,192	23,917	28,034	5,191
Payable for accounting fees	11,250	—	—	11,250	11,250	—
Payable for legal and audit fees	74,688	30,382	27,629	47,482	48,614	29,854
Payable for shareholder services fees	84,023	3,124	2,242	28,031	14,104	2,531
Other accrued expenses	68,655	5,417	4,731	26,304	21,473	9,010

Total Liabilities	3,483,231	137,791	43,839	1,616,222	892,305	709,689

Net Assets	$374,054,222	$15,984,012	$5,314,328	$108,650,299	$118,743,837	$19,404,480

Net Assets Consist of:
Paid-in capital	$302,258,209	$19,609,144	$8,152,432	$131,832,163	$124,316,233	$18,034,133
Accumulated net investment income/(loss)	(2,556,148)	(12,935)	(5)	421,789	9,610	4,905
Accumulated net realized gain/(loss) on investments and foreign currency transactions	10,038,797	(5,549,828)	(2,694,149)	(34,609,614)	(17,810,878)	31,184
Net unrealized appreciation/depreciation on investments	64,313,254	1,937,631	(143,950)	11,005,961	12,228,872	1,334,258
Net unrealized appreciation on foreign currency	110	—	—	—	—	—

Net Assets	$374,054,222	$15,984,012	$5,314,328	$108,650,299	$118,743,837	$19,404,480

Shares of Beneficial Interest, each at $0.001 par value, unlimited number of shares authorized:
Class AAA:
Net assets	$261,810,553	$10,435,204	$4,822,450	$99,985,964	$106,782,433	$17,038,377

Shares of beneficial interest outstanding	16,562,800	781,206	640,238	12,243,475	10,545,060	1,431,445

Net Asset Value, offering, and redemption price per share	$15.81	$13.36	$7.53	$8.17	$10.13	$11.90

Class A:
Net assets	$48,464,047	$3,509,055	$340,820	$6,616,096	$5,135,675	$486,424

Shares of beneficial interest outstanding	3,112,699	266,206	43,761	813,970	505,044	40,871

Net Asset Value and redemption price per share	$15.57	$13.18	$7.79	$8.13	$10.17	$11.90

Maximum offering price per share (NAV ÷ .96, based on maximum sales charge of 4.00% of the offering price)	$16.22	$13.73	$8.11	$8.47	$10.59	$12.40

Class B:
Net assets	$77,454	$5,547	—	$6,302	$82,138	$38,412

Shares of beneficial interest outstanding	5,289	441	—	791.3	8,011	3,228

Net Asset Value and offering price per share (a)	$14.64	$12.58	—	$7.96	$10.25	$11.90

Class C:
Net assets	$40,296,590	$911,122	$96,746	$999,093	$4,974,749	$1,715,998

Shares of beneficial interest outstanding	2,769,587	73,064	11,577	126,247	484,713	151,609

Net Asset Value and offering price per share (a)	$14.55	$12.47	$8.36	$7.91	$10.26	$11.32

Class I:
Net assets	$23,405,578	$1,123,084	$54,312	$1,042,844	$1,768,842	$125,269

Shares of beneficial interest outstanding	1,469,882	83,524	7,208	127,364	174,764	10,516

Net Asset Value, offering, and redemption price per share	$15.92	$13.45	$7.53	$8.19	$10.12	$11.91

(a)	Redemption price varies based on the length of time held.
See accompanying notes to financial statements.

GAMCO Westwood Funds
Statements of Operations
For the Year Ended September 30, 2010

	Mighty	SmallCap	Income	Equity	Balanced	Intermediate
	MitesSM Fund	Equity Fund	Fund	Fund	Fund	Bond Fund
Investment Income:
Dividends — unaffiliated (net of foreign withholding taxes of $10,160, $145, $0, $1,379, $1,122, and $0, respectively)	$2,288,566	$97,862	$164,658	$2,656,796	$1,630,216	$1,875
Dividends — affiliated	27,336	—	—	—	—	—
Interest	112,087	395	1,416	3	1,811,989	579,418

Total Investment Income	2,427,989	98,257	166,074	2,656,799	3,442,205	581,293

Expenses:
Investment advisory fees	2,734,150	142,528	51,530	1,267,199	960,011	105,219
Distribution fees — Class AAA	505,770	24,422	11,995	295,279	289,754	39,646
Distribution fees — Class A	150,724	15,955	795	32,935	27,476	1,685
Distribution fees — Class B	867	59	—	62	1,044	926
Distribution fees — Class C	246,849	6,173	1,476	10,806	48,608	9,558
Accounting fees	45,000	—	—	45,000	45,000	—
Custodian fees	64,600	7,324	5,144	30,134	26,286	7,822
Interest expense	1	23	27	1,854	—	—
Legal and audit fees	134,812	32,202	29,802	59,856	60,773	31,818
Registration expenses	69,978	34,505	41,018	50,771	50,344	35,967
Shareholder communications expenses	133,773	5,000	2,738	42,099	34,089	5,066
Shareholder services fees	406,361	16,797	11,965	147,264	92,008	13,894
Trustees’ fees	11,854	641	249	6,389	6,323	808
Miscellaneous expenses	28,316	9,439	9,243	20,217	20,452	16,205

Total Expenses	4,533,055	295,068	165,982	2,009,865	1,662,168	268,614

Less:
Expense reimbursements (See Note 3)	—	(70,274)	(87,278)	—	—	(81,582)
Advisory fee reduction on unsupervised assets (See Note 3)	(69,645)	—	—	—	—	—
Custodian fee credits	—	—	—	(31,286)	(25,357)	(3,693)

Total Reimbursements, Reductions, and Credits	(69,645)	(70,274)	(87,278)	(31,286)	(25,357)	(85,275)

Net Expenses	4,463,410	224,794	78,704	1,978,579	1,636,811	183,339

Net Investment Income/(Loss)	(2,035,421)	(126,537)	87,370	678,220	1,805,394	397,954

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain/(loss) on investments — unaffiliated	10,946,333	1,082,085	(96,177)	8,500,599	4,758,237	33,821
Net realized gain on investments — affiliated	741	—	—	—	—	—
Net realized gain/(loss) on foreign currency transactions	31,309	(8)	—	—	—	—

Net realized gain/(loss) on investments and foreign currency transactions	10,978,383	1,082,077	(96,177)	8,500,599	4,758,237	33,821

Net change in unrealized appreciation/depreciation:
on investments	33,904,728	945,012	508,524	(229,649)	1,729,287	695,999
on foreign currency translations	43	—	—	—	—	—

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	33,904,771	945,012	508,524	(229,649)	1,729,287	695,999

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	44,883,154	2,027,089	412,347	8,270,950	6,487,524	729,820

Net Increase in Net Assets Resulting from Operations	$42,847,733	$1,900,552	$499,717	$8,949,170	$8,292,918	$1,127,774

See accompanying notes to financial statements.

GAMCO Westwood Funds
Statements of Changes in Net Assets

	Mighty MitesSM Fund		SmallCap Equity Fund
	For the Year Ended September 30,		For the Year Ended September 30,
	2010	2009	2010	2009
Operations:
Net investment loss	$(2,035,421)	$(829,300)	$(126,537)	$(55,789)
Net realized gain/(loss) on investments and foreign currency transactions	10,978,383	(583,325)	1,082,077	(1,381,943)
Net change in unrealized appreciation on investments and foreign currency transactions	33,904,771	32,115,262	945,012	1,432,916

Net Increase/(Decrease) in Net Assets Resulting from Operations	42,847,733	30,702,637	1,900,552	(4,816)

Distributions to Shareholders:
Net realized gain
Class AAA	(37,124)	(1,293,374)	—	—
Class A	(4,628)	(152,184)	—	—
Class B	(26)	(3,722)	—	—
Class C	(3,910)	(115,030)	—	—
Class I	(2,984)	(48,549)	—	—

	(48,672)	(1,612,859)	—	—

Return of capital
Class AAA	—	(84,422)	—	—
Class A	—	(9,933)	—	—
Class B	—	(243)	—	—
Class C	—	(7,508)	—	—
Class I	—	(3,169)	—	—

	—	(105,275)	—	—

Total Distributions to Shareholders	(48,672)	(1,718,134)	—	—

Shares of Beneficial Interest Transactions:
Proceeds from shares issued in connection with the Reorganization
Class AAA (see Note 9)	—	41,451,718	—	—

	—	41,451,718	—	—

Proceeds from shares issued
Class AAA	128,720,205	88,795,321	3,017,670	2,709,256
Class A	37,358,815	12,427,143	1,082,263	1,701,476
Class B	—	—	1,692	—
Class C	25,737,887	10,392,401	586,710	244,375
Class I	10,894,878	11,532,568	1,389,079	182,232

	202,711,785	123,147,433	6,077,414	4,837,339

Proceeds from reinvestment of distributions
Class AAA	33,740	1,223,207	—	—
Class A	3,921	146,050	—	—
Class B	26	3,964	—	—
Class C	2,929	92,652	—	—
Class I	1,751	21,432	—	—

	42,367	1,487,305	—	—

Cost of shares redeemed
Class AAA	(68,496,152)	(40,415,394)	(2,689,387)	(2,069,312)
Class A	(9,881,228)	(3,947,787)	(218,956)	(451,556)
Class B	(50,832)	(49,442)	(1,741)	—
Class C	(2,880,022)	(2,878,564)	(104,065)	(92,865)
Class I	(2,769,144)	(2,878,916)	(693,469)	(66,658)

	(84,077,378)	(50,170,103)	(3,707,618)	(2,680,391)

Net Increase in Net Assets from Shares of Beneficial Interest Transactions	118,676,774	115,916,353	2,369,796	2,156,948

Redemption Fees	689	1,613	1,751	—

Net Increase in Net Assets	161,476,524	144,902,469	4,272,099	2,152,132

Net Assets:
Beginning of period	212,577,698	67,675,229	11,711,913	9,559,781

End of period	$374,054,222	$212,577,698	$15,984,012	$11,711,913

Undistributed net investment income	—	$741	—	—

See accompanying notes to financial statements.

GAMCO Westwood Funds
Statements of Changes in Net Assets (Continued)

	Income Fund		Equity Fund
	For the Year Ended September 30,		For the Year Ended September 30,
	2010	2009	2010	2009
Operations:
Net investment income	$87,370	$133,741	$678,220	$1,599,465
Net realized gain/(loss) on investments	(96,177)	(1,616,053)	8,500,599	(41,056,788)
Net change in unrealized appreciation/depreciation on investments	508,524	541,202	(229,649)	11,795,997

Net Increase/(Decrease) in Net Assets Resulting from Operations	499,717	(941,110)	8,949,170	(27,661,326)

Distributions to Shareholders:
Net investment income
Class AAA	(76,135)	(141,171)	(1,172,352)	(1,644,996)
Class A	(2,880)	(1,948)	(45,986)	(23,479)
Class B	—	(2)	(17)	—
Class C	(604)	(5,077)	(3,199)	(3,498)
Class I	(885)	(1,776)	(7,670)	(9,480)

	(80,504)	(149,974)	(1,229,224)	(1,681,453)

Return of capital
Class AAA	—	(16,388)	—	—
Class A	—	(226)	—	—
Class B	—	(0)*	—	—
Class C	—	(590)	—	—
Class I	—	(206)	—	—

	—	(17,410)	—	—

Total Distributions to Shareholders	(80,504)	(167,384)	(1,229,224)	(1,681,453)

Shares of Beneficial Interest Transactions:
Proceeds from shares issued
Class AAA	449,585	456,273	12,835,644	42,434,854
Class A	288,780	63,868	1,187,734	3,882,541
Class C	13,137	63,682	171,700	465,564
Class I	14,274	5,781	640,637	162,767

	765,776	589,604	14,835,715	46,945,726

Proceeds from reinvestment of distributions
Class AAA	71,125	145,555	1,098,889	1,531,245
Class A	2,878	1,627	43,561	21,494
Class B	—	—	17	—
Class C	515	5,366	3,159	3,497
Class I	783	1,982	7,670	9,480

	75,301	154,530	1,153,296	1,565,716

Cost of shares redeemed
Class AAA	(947,840)	(1,963,238)	(53,540,807)	(50,965,061)
Class A	(50,559)	(49,724)	(1,083,380)	(2,341,995)
Class B	(79)**	—	(88)	(4,814)
Class C	(190,868)	(82,933)	(309,984)	(65,151)
Class I	(22,634)	(46,981)	(333,598)	(152,961)

	(1,211,980)	(2,142,876)	(55,267,857)	(53,529,982)

Net Decrease in Net Assets from Shares of Beneficial Interest Transactions	(370,903)	(1,398,742)	(39,278,846)	(5,018,540)

Net Increase/(Decrease) in Net Assets	48,310	(2,507,236)	(31,558,900)	(34,361,319)
Net Assets:
Beginning of period	5,266,018	7,773,254	140,209,199	174,570,518

End of period	$5,314,328	$5,266,018	$108,650,299	$140,209,199

Undistributed net investment income	—	—	$421,789	$972,793

*	Amount represents less than $0.50.

**	Class B Shares were fully redeemed and closed on December 1, 2009.
See accompanying notes to financial statements.

GAMCO Westwood Funds
Statements of Changes in Net Assets (Continued)

	Balanced Fund		Intermediate Bond Fund
	For the Year Ended September 30,		For the Year Ended September 30,
	2010	2009	2010	2009
Operations:
Net investment income	$1,805,394	$2,425,845	$397,954	$350,357
Net realized gain/(loss) on investments	4,758,237	(21,628,326)	33,821	114,658
Net change in unrealized appreciation on investments	1,729,287	10,332,535	695,999	719,055

Net Increase/(Decrease) in Net Assets Resulting from Operations	8,292,918	(8,869,946)	1,127,774	1,184,070

Distributions to Shareholders:
Net investment income
Class AAA	(1,688,728)	(2,263,081)	(368,264)	(318,721)
Class A	(67,141)	(87,731)	(10,734)	(11,565)
Class B	(763)	(998)	(1,479)	(1,976)
Class C	(35,350)	(40,735)	(14,335)	(9,425)
Class I	(27,648)	(27,686)	(3,841)	(9,566)

	(1,819,630)	(2,420,231)	(398,653)	(351,253)

Net realized gain
Class AAA	—	(675,615)	(103,560)	—
Class A	—	(27,603)	(3,757)	—
Class B	—	(524)	(903)	—
Class C	—	(10,546)	(4,280)	—
Class I	—	(7,058)	(780)	—

	—	(721,346)	(113,280)	—

Total Distributions to Shareholders	(1,819,630)	(3,141,577)	(511,933)	(351,253)

Shares of Beneficial Interest Transactions:
Proceeds from shares issued
Class AAA	12,228,366	35,730,717	4,725,121	5,535,519
Class A	210,320	1,844,474	287,448	727,724
Class B	13,292	29,853	—	104,859
Class C	1,095,718	4,458,581	1,558,481	686,880
Class I	895,950	166,080	140,294	183,455

	14,443,646	42,229,705	6,711,344	7,238,437

Proceeds from reinvestment of distributions
Class AAA	1,627,433	2,730,085	326,510	228,051
Class A	60,259	103,837	10,834	9,148
Class B	430	887	1,262	739
Class C	24,903	38,787	17,068	7,845
Class I	27,636	34,744	4,325	9,566

	1,740,661	2,908,340	359,999	255,349

Cost of shares redeemed
Class AAA	(36,266,445)	(41,553,262)	(2,507,576)	(3,061,654)
Class A	(1,412,210)	(1,201,273)	(349,373)	(339,799)
Class B	(41,933)	(39,781)	(94,401)	(30,651)
Class C	(1,257,696)	(1,291,065)	(489,893)	(621,790)
Class I	(668,924)	(125,179)	(347,556)	(254,421)

	(39,647,208)	(44,210,560)	(3,788,799)	(4,308,315)

Net Increase/(Decrease) in Net Assets from Shares of Beneficial Interest Transactions	(23,462,901)	927,485	3,282,544	3,185,471

Net Increase/(Decrease) in Net Assets	(16,989,613)	(11,084,038)	3,898,385	4,018,288
Net Assets:
Beginning of period	135,733,450	146,817,488	15,506,095	11,487,807

End of period	$118,743,837	$135,733,450	$19,404,480	$15,506,095

Undistributed net investment income	$9,610	$23,573	$4,905	$4,361

See accompanying notes to financial statements.

GAMCO Westwood Funds
Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period:

		Income (Loss) from Investment Operations				Distributions to Shareholders										Ratios to Average Net Assets/Supplemental Data
																	Operating
																	Expenses	Operating
				Net									Net		Net		Net of	Expenses
	Net Asset	Net		Realized and	Total		Net						Asset		Assets,	Net	Waivers/	Before
	Value,	Investment		Unrealized	From	Net	Realized						Value,		End of	Investment	Reimburse-	Waivers/		Portfolio
Period Ended	Beginning	Income		Gain (Loss) on	Investment	Investment	Gain on		Return of	Total		Redemption	End of	Total	Period	Income	ments/	Reimburse-		Turnover
September 30	of Period	(Loss)(a)(b)		Investments	Operations	Income	Investments		Capital	Distributions		Fees(a)(c)	Period	Return†	(in 000’s)	(Loss)(b)	Reductions	ments(d)		Rate††
Mighty MitesSM Fund
Class AAA
2010	$13.49	$(0.10)		$2.42	$2.32	—	$(0.00	)(c)	—	$(0.00	)(c)	$0.00	$15.81	17.2%	$261,810	(0.67)%	1.55%	1.58	%(e)	27%
2009	13.41	(0.08)		0.47	0.39	—	(0.29)		$(0.02)	(0.31)		0.00	13.49	3.5	170,181	(0.69)	1.65	1.66	(e)	32
2008	17.05	(0.00	)(c)	(2.11)	(2.11)	$(0.06)	(1.47)		—	(1.53)		0.00	13.41	(13.2)	55,808	(0.01)	1.71	1.71		18
2007	16.01	0.08		3.42	3.50	—	(2.46)		—	(2.46)		0.00	17.05	23.9	48,252	0.48	1.64	1.64		21
2006	16.73	(0.04)		1.34	1.30	—	(2.02)		—	(2.02)		—	16.01	9.0	36,843	(0.28)	1.61	1.61		4

Class A
2010	$13.32	$(0.13)		$2.38	$2.25	—	$(0.00	)(c)	—	$(0.00	)(c)	$0.00	$15.57	16.9%	$48,464	(0.91)%	1.80%	1.83	%(e)	27%
2009	13.26	(0.10)		0.47	0.37	—	(0.29)		$(0.02)	(0.31)		0.00	13.32	3.4	16,187	(0.90)	1.90	1.91	(e)	32
2008	16.94	(0.04)		(2.10)	(2.14)	$(0.07)	(1.47)		—	(1.54)		0.00	13.26	(13.5)	6,134	(0.27)	1.96	1.96		18
2007	15.94	0.36		3.10	3.46	—	(2.46)		—	(2.46)		0.00	16.94	23.8	2,246	2.13	1.89	1.89		21
2006	16.70	(0.10)		1.36	1.26	—	(2.02)		—	(2.02)		—	15.94	8.7	3	(0.63)	1.86	1.86		4

Class B
2010	$12.59	$(0.19)		$2.24	$2.05	—	$(0.00	)(c)	—	$(0.00	)(c)	$0.00	$14.64	16.3%	$77	(1.41)%	2.30%	2.33	%(e)	27%
2009	12.63	(0.14)		0.41	0.27	—	(0.29)		$(0.02)	(0.31)		0.00	12.59	2.8	116	(1.34)	2.40	2.41	(e)	32
2008	16.21	(0.10)		(2.01)	(2.11)	—	(1.47)		—	(1.47)		0.00	12.63	(13.9)	169	(0.73)	2.46	2.46		18
2007	15.43	(0.06)		3.30	3.24	—	(2.46)		—	(2.46)		0.00	16.21	23.0	422	(0.40)	2.39	2.39		21
2006	16.31	(0.15)		1.29	1.14	—	(2.02)		—	(2.02)		—	15.43	8.1	452	(1.00)	2.36	2.36		4

Class C
2010	$12.51	$(0.19)		$2.23	$2.04	—	$(0.00	)(c)	—	$(0.00	)(c)	$0.00	$14.55	16.3%	$40,297	(1.41)%	2.30%	2.33	%(e)	27%
2009	12.55	(0.15)		0.42	0.27	—	(0.29)		$(0.02)	(0.31)		0.00	12.51	2.8	13,566	(1.42)	2.40	2.41	(e)	32
2008	16.13	(0.10)		(2.00)	(2.10)	$(0.01)	(1.47)		—	(1.48)		0.00	12.55	(13.9)	4,671	(0.78)	2.46	2.46		18
2007	15.35	0.10		3.14	3.24	—	(2.46)		—	(2.46)		0.00	16.13	23.2	2,041	0.65	2.39	2.39		21
2006	16.24	(0.15)		1.28	1.13	—	(2.02)		—	(2.02)		—	15.35	8.1	311	(1.01)	2.36	2.36		4

Class I
2010	$13.55	$(0.06)		$2.43	$2.37	—	$(0.00	)(c)	—	$(0.00	)(c)	$0.00	$15.92	17.5%	$23,406	(0.41)%	1.30%	1.33	%(e)	27%
2009	13.44	(0.06)		0.48	0.42	—	(0.29)		$(0.02)	(0.31)		0.00	13.55	3.7	12,528	(0.48)	1.40	1.41	(e)	32
2008(f)	13.96	0.03		(0.55)	(0.52)	—	—		—	—		0.00	13.44	(3.7)	893	0.26 (g)	1.46 (g)	1.46	(g)	18

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the year ended September 30, 2007 would have been 23%. The portfolio turnover rate for the year ended 2006 would have been as shown. Also, for the year ended September 30, 2009, the calculation of the portfolio turnover rate excluded from purchases the value of securities acquired in connection with the Fund’s Reorganization (see Note 9).

(a)	Per share data is calculated using the average shares outstanding method.

(b)	Due to capital share activity, net investment income per share and the ratio to average net assets are not necessarily correlated among the different classes of shares.

(c)	Amount represents less than $0.005 per share.

(d)	The Fund incurred interest expense during the year ended September 30, 2006. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.57% (Class AAA), 1.82% (Class A), and 2.32% (Class B and Class C), respectively. For the years ended September 30, 2010, 2009, 2008, and 2007, the effect of interest expense was minimal.

(e)	Before advisory fee reduction on unsupervised assets totaling 0.03% and 0.01% of net assets for the years ended September 30, 2010 and 2009, respectively.

(f)	From the commencement of offering Class I Shares on January 11, 2008 through September 30, 2008.

(g)	Annualized.
See accompanying notes to financial statements.

GAMCO Westwood Funds
Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period:

		Income (Loss) from Investment Operations			Distributions to Shareholders						Ratios to Average Net Assets /Supplemental Data
													Operating		Operating
			Net					Net		Net			Expenses		Expenses
	Net Asset	Net	Realized and	Total				Asset		Assets,	Net		Net of		Before
	Value,	Investment	Unrealized	from	Net			Value,		End of	Investment		Waivers/		Waivers/	Portfolio
Period Ended	Beginning	Income	Gain (Loss) on	Investment	Investment	Total	Redemption	End of	Total	Period	Income		Reimburse-		Reimburse-	Turnover
September 30	of Period	(Loss)(a)	Investments	Operations	Income	Distributions	Fees(a)(b)	Period	Return†	(in 000’s)	(Loss)		ments††		ments†††	Rate
SmallCap Equity Fund
Class AAA
2010	$11.60	$(0.10)	$1.86	$1.76	—	—	$0.00	$13.36	15.2%	$10,435	(0.81)%		1.50	%(c)	1.99%	28%
2009	11.99	(0.06)	(0.33)	(0.39)	—	—	—	11.60	(3.3)	8,856	(0.68)		1.50	(c)	2.80	55
2008	14.99	(0.03)	(2.97)	(3.00)	—	—	—	11.99	(20.0)	8,491	(0.23)		1.51	(c)	2.55	123
2007	12.51	(0.04)	2.68	2.64	$(0.16)	$(0.16)	—	14.99	21.2	8,672	(0.28)		1.50		2.03	90
2006	11.29	0.14	1.08	1.22	—	—	—	12.51	10.8	8,717	1.16		1.50		1.81	81

Class A
2010	$11.47	$(0.13)	$1.84	$1.71	—	—	$0.00	$13.18	14.9%	$3,509	(1.06)%		1.75	%(c)	2.24%	28%
2009	11.88	(0.09)	(0.32)	(0.41)	—	—	—	11.47	(3.5)	2,200	(0.98)		1.75	(c)	3.05	55
2008	14.89	(0.06)	(2.95)	(3.01)	—	—	—	11.88	(20.2)	703	(0.49)		1.76	(c)	2.80	123
2007	12.45	(0.09)	2.67	2.58	$(0.14)	$(0.14)	—	14.89	20.9	778	(0.62)		1.75		2.28	90
2006	11.25	0.13	1.07	1.20	—	—	—	12.45	10.7	403	1.04		1.75		2.06	81

Class B
2010	$11.01	$(0.19)	$1.76	$1.57	—	—	$0.00	$12.58	14.3%	$6	(1.56)%		2.25	%(c)	2.74%	28%
2009	11.46	(0.12)	(0.33)	(0.45)	—	—	—	11.01	(3.9)	5	(1.43)		2.25	(c)	3.55	55
2008	14.44	(0.12)	(2.86)	(2.98)	—	—	—	11.46	(20.6)	5	(0.97)		2.26	(c)	3.30	123
2007	12.03	(0.15)	2.60	2.45	$(0.04)	$(0.04)	—	14.44	20.4	7	(1.05)		2.25		2.78	90
2006	10.93	0.05	1.05	1.10	—	—	—	12.03	10.1	6	0.44		2.25		2.56	81

Class C
2010	$10.91	$(0.18)	$1.74	$1.56	—	—	$0.00	$12.47	14.3%	$911	(1.55)%		2.25	%(c)	2.74%	28%
2009	11.36	(0.12)	(0.33)	(0.45)	—	—	—	10.91	(4.0)	345	(1.43)		2.25	(c)	3.55	55
2008	14.31	(0.12)	(2.83)	(2.95)	—	—	—	11.36	(20.6)	196	(0.94)		2.26	(c)	3.30	123
2007	11.97	(0.14)	2.57	2.43	$(0.09)	$(0.09)	—	14.31	20.4	298	(1.04)		2.25		2.78	90
2006	10.87	0.09	1.01	1.10	—	—	—	11.97	10.1	238	0.74		2.25		2.56	81

Class I
2010	$11.65	$(0.08)	$1.88	$1.80	—	—	$0.00	$13.45	15.5%	$1,123	(0.59)%		1.25	%(c)	1.74%	28%
2009	12.00	(0.04)	(0.31)	(0.35)	—	—	—	11.65	(2.9)	306	(0.47)		1.25	(c)	2.55	55
2008(d)	12.92	(0.01)	(0.91)	(0.92)	—	—	—	12.00	(7.1)	165	(0.06	)(e)	1.26	(c)(e)	2.30 (e)	123

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

††	The ratios include a reduction for custodian fee credits on cash balances maintained with the custodian (“Custodian Fee Credits”). Historically, the ratios reflected operating expenses before the reduction for Custodian Fee Credits, and the ratios reflecting the reduction for Custodian Fee Credits were shown in a separate column entitled “Operating Expenses Net of Waivers/Reimbursements/Custodian Fee Credits.” If the ratios did not reflect a reduction for Custodian Fee Credits, the ratios for the years ended September 30, 2009, 2008, 2007, and 2006 would have been 1.50%, 1.58%, 1.71%, and 1.71% (Class AAA), 1.75%, 1.83%, 1.96%, and 1.96% (Class A), 2.25%, 2.33%, 2.46%, and 2.46% (Class B and Class C), and 1.25%, and 1.36% (Class I), respectively. For the year ended September 30, 2010, there were no Custodian Fee Credits.

†††	The ratios include a reduction for Custodian Fee Credits. Historically, the ratios reflected operating expenses before the reduction for waivers/reimbursements and Custodian Fee Credits. If the ratios did not reflect a reduction for Custodian Fee Credits, the ratios for the years ended September 30, 2009, 2008, 2007, and 2006 would have been 2.80%, 2.62%, 2.24%, and 2.02% (Class AAA), 3.05%, 2.87%, 2.49%, and 2.27% (Class A), 3.55%, 3.37%, 2.99%, and 2.77% (Class B and Class C), and 2.55% and 2.40% (Class I), respectively. For the year ended September 30, 2010, there were no Custodian Fee Credits.

(a)	Per share data is calculated using the average shares outstanding method.

(b)	Amount represents less than $0.005 per share.

(c)	The Fund incurred interest expense of $682 during the year ended September 30, 2008. A portion of this interest expense was paid for by prior years custodian fee credits. The impact to the ratios of operating expenses to the average net assets was minimal. If interest expense had not been incurred, the ratio of operating expenses to the average net assets would have been 1.50% (Class AAA), 1.75% (Class A), 2.25% (Class B and Class C), and 1.25% (Class I), respectively. For the years ended September 30, 2010, and 2009 the effect of interest expense was minimal.

(d)	From the commencement of offering Class I Shares on January 11, 2008 through September 30, 2008.

(e)	Annualized.
See accompanying notes to financial statements.

GAMCO Westwood Funds
Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period:

		Income (Loss) from Investment Operations			Distributions to Shareholders							Ratios to Average Net Assets/Supplemental Data
			Net										Operating	Operating
			Realized and						Net		Net		Expenses	Expenses
	Net Asset		Unrealized	Total		Net			Asset		Assets,		Net of	Before
	Value,	Net	Gain	from	Net	Realized			Value,		End of	Net	Waivers/	Waivers/	Portfolio
Period Ended	Beginning	Investment	(Loss) on	Investment	Investment	Gain on	Return of	Total	End of	Total	Period	Investment	Reimburse-	Reimburse-	Turnover
September 30	of Period	Income(a)	Investments	Operations	Income	Investments	Capital	Distributions	Period	Return†	(in 000’s)	Income	ments††(b)	ments†††	Rate
Income Fund
Class AAA
2010	$6.96	$0.13	$0.56	$0.69	$(0.12)	—	—	$(0.12)	$7.53	9.9%	$4,822	1.73%	1.50%	3.19%	10%
2009	7.85	0.16	(0.85)	(0.69)	(0.18)	—	$(0.02)	(0.20)	6.96	(8.1)	4,869	2.57	1.50	2.93	14
2008	10.21	0.26	(2.05)	(1.79)	(0.34)	$(0.21)	(0.02)	(0.57)	7.85	(18.2)	7,285	2.83	1.51	2.41	28
2007	12.04	0.50	0.59	1.09	(0.47)	(2.45)	—	(2.92)	10.21	10.0	17,871	4.65	1.50	1.94	64
2006	16.53	0.55	(0.31)	0.24	(0.40)	(4.33)	—	(4.73)	12.04	3.4	12,054	4.36	1.50	1.87	141

Class A
2010	$7.20	$0.10	$0.59	$0.69	$(0.10)	—	—	$(0.10)	$7.79	9.7%	$341	1.29%	1.75%	3.44%	10%
2009	8.12	0.08	(0.81)	(0.73)	(0.17)	—	$(0.02)	(0.19)	7.20	(8.4)	77	1.28	1.75	3.18	14
2008	10.54	0.24	(2.11)	(1.87)	(0.32)	$(0.21)	(0.02)	(0.55)	8.12	(18.3)	51	2.53	1.76	2.66	28
2007	12.34	0.50	0.59	1.09	(0.44)	(2.45)	—	(2.89)	10.54	9.7	80	4.45	1.75	2.19	64
2006	16.76	0.54	(0.32)	0.22	(0.31)	(4.33)	—	(4.64)	12.34	3.2	97	4.21	1.75	2.12	141

Class C
2010	$7.70	$0.08	$0.62	$0.70	$(0.04)	—	—	$(0.04)	$8.36	9.1%	$97	1.04%	2.25%	3.94%	10%
2009	8.65	0.11	(0.91)	(0.80)	(0.13)	—	$(0.02)	(0.15)	7.70	(8.8)	261	1.68	2.25	3.68	14
2008	11.22	0.20	(2.26)	(2.06)	(0.28)	$(0.21)	(0.02)	(0.51)	8.65	(18.8)	319	1.99	2.26	3.16	28
2007	12.98	0.38	0.71	1.09	(0.40)	(2.45)	—	(2.85)	11.22	9.1	397	3.35	2.25	2.68	64
2006	17.26	0.50	(0.32)	0.18	(0.13)	(4.33)	—	(4.46)	12.98	2.8	16	3.71	2.25	2.62	141

Class I
2010	$6.97	$0.14	$0.56	$0.70	$(0.14)	—	—	$(0.14)	$7.53	10.1%	$54	1.97%	1.25%	2.94%	10%
2009	7.85	0.19	(0.85)	(0.66)	(0.20)	—	$(0.02)	(0.22)	6.97	(7.8)	59	3.13	1.25	2.68	14
2008(c)	9.14	0.18	(1.18)	(1.00)	(0.27)	—	(0.02)	(0.29)	7.85	(11.2)	118	2.82 (d)	1.26 (d)	2.16 (d)	28

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

††	The ratios include a reduction for custodian fee credits on cash balances maintained with the custodian (“Custodian Fee Credits”). Historically, the ratios reflected operating expenses before the reduction for Custodian Fee Credits, and the ratios reflecting the reduction for Custodian Fee Credits were shown in a separate column entitled “Operating Expenses Net of Waivers/Reimbursements/Custodian Fee Credits.” If the ratios did not reflect a reduction for Custodian Fee Credits, the ratios for the years ended September 30, 2009, 2008, 2007, and 2006 would have been 1.63%, 1.58%, 1.76%, and 1.65% (Class AAA), 1.88%, 1.83%, 2.01%, and 1.90% (Class A), 2.38%, 2.33%, 2.51%, and 2.40% (Class C), and 1.38% and 1.36% (Class I) respectively. For the year ended September 30, 2010, there were no Custodian Fee Credits.

†††	The ratios include a reduction for Custodian Fee Credits. Historically, the ratios reflected operating expenses before the reduction for waivers/reimbursements and Custodian Fee Credits. If the ratios did not reflect a reduction for Custodian Fee Credits, the ratios for the years ended September 30, 2009, 2008, 2007, and 2006 would have been 3.06%, 2.48%, 2.20%, and 2.02% (Class AAA), 3.31%, 2.73%, 2.45%, and 2.27% (Class A), 3.81%, 3.23%, 2.94%, and 2.77% (Class C), and 2.81% and 2.26% (Class I), respectively. For the year ended September 30, 2010, there were no Custodian Fee Credits.

(a)	Per share data is calculated using the average shares outstanding method.

(b)	The Fund incurred interest expense of $1,169 and $4,188 during the years ended September 30, 2009 and September 30, 2008, respectively. All of the interest expense for 2009 and a portion of this interest expense in 2008 was paid for by prior years custodian fee credits. This would impact the ratios of operating expenses to the average net assets by 0.02% and 0.03% for all Classes, respectively. If interest expense had not been incurred, the ratios of operating expenses to the average net assets would have been 1.48% and 1.50% (Class AAA), 1.73 and 1.75% (Class A), 2.23% and 2.25% (Class C), and 1.23% and 1.25% (Class I), respectively. For the years ended September 30, 2010 and 2007, the effect of interest expense was minimal. For the year ended September 30, 2006, there was no interest expense.

(c)	From the commencement of offering Class I Shares on January 11, 2008 through September 30, 2008.

(d)	Annualized.
See accompanying notes to financial statements.

GAMCO Westwood Funds
Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period:

		Income (Loss) from Investment Operations				Distributions to Shareholders						Ratios to Average Net Assets/Supplemental Data
				Net
				Realized
	Net Asset	Net		and	Total				Net		Net Assets,
	Value,	Investment		Unrealized	from	Net	Net Realized		Asset Value,		End of	Net			Portfolio
Period Ended	Beginning	Income		Gain (Loss) on	Investment	Investment	Gain on	Total	End of	Total	Period	Investment	Operating		Turnover
September 30	of Period	(Loss)(a)		Investments	Operations	Income	Investments	Distributions	Period	Return†	(in 000’s)	Income (Loss)	Expenses††		Rate
Equity Fund
Class AAA
2010	$7.72	$0.04		$0.48	$0.52	$(0.07)	—	$(0.07)	$8.17	6.8%	$99,986	0.55%	1.54	%(b)	52%
2009	9.21	0.08		(1.48)	(1.40)	(0.09)	—	(0.09)	7.72	(15.2)	132,314	1.21	1.57	(b)	111
2008	12.63	0.08		(1.87)	(1.79)	(0.05)	$(1.58)	(1.63)	9.21	(16.0)	167,946	0.73	1.47		71
2007	12.51	0.04		2.15	2.19	(0.05)	(2.02)	(2.07)	12.63	19.7	189,913	0.37	1.47		58
2006	11.08	0.06		1.42	1.48	(0.05)	—	(0.05)	12.51	13.4	169,404	0.55	1.50		73

Class A
2010	$7.69	$0.02		$0.48	$0.50	$(0.06)	—	$(0.06)	$8.13	6.5%	$6,616	0.31%	1.79	%(b)	52%
2009	9.11	0.06		(1.43)	(1.37)	(0.05)	—	(0.05)	7.69	(15.0)	6,131	0.89	1.82	(b)	111
2008	12.57	0.05		(1.89)	(1.84)	(0.04)	$(1.58)	(1.62)	9.11	(16.6)	5,079	0.47	1.72		71
2007	12.45	0.01		2.15	2.16	(0.02)	(2.02)	(2.04)	12.57	19.5	3,527	0.12	1.72		58
2006	11.05	0.03		1.41	1.44	(0.04)	—	(0.04)	12.45	13.1	2,780	0.27	1.75		73

Class B
2010	$7.54	$(0.02)		$0.46	$0.44	$(0.02)	—	$(0.02)	$7.96	5.9%	$6	(0.19)%	2.29	%(b)	52%
2009	8.95	0.04		(1.45)	(1.41)	—	—	—	7.54	(15.8)	6	0.57	2.32	(b)	111
2008	12.36	(0.00	)(c)	(1.83)	(1.83)	—	$(1.58)	(1.58)	8.95	(16.7)	13	(0.01)	2.22		71
2007	12.31	(0.05)		2.12	2.07	—	(2.02)	(2.02)	12.36	18.8	23	(0.39)	2.22		58
2006	10.96	(0.02)		1.40	1.38	(0.03)	—	(0.03)	12.31	12.6	32	(0.20)	2.25		73

Class C
2010	$7.49	$(0.02)		$0.46	$0.44	$(0.02)	—	$(0.02)	$7.91	5.9%	$999	(0.19)%	2.29	%(b)	52%
2009	8.95	0.02		(1.44)	(1.42)	(0.04)	—	(0.04)	7.49	(15.8)	1,067	0.37	2.32	(b)	111
2008	12.36	(0.00	)(c)	(1.83)	(1.83)	—	$(1.58)	(1.58)	8.95	(16.7)	736	(0.02)	2.22		71
2007	12.31	(0.05)		2.12	2.07	—	(2.02)	(2.02)	12.36	18.8	320	(0.39)	2.22		58
2006	10.97	(0.03)		1.40	1.37	(0.03)	—	(0.03)	12.31	12.6	316	(0.28)	2.25		73

Class I
2010	$7.73	$0.06		$0.49	$0.55	$(0.09)	—	$(0.09)	$8.19	7.1%	$1,043	0.81%	1.29	%(b)	52%
2009	9.23	0.10		(1.49)	(1.39)	(0.11)	—	(0.11)	7.73	(15.0)	691	1.44	1.32	(b)	111
2008(d)	10.35	0.07		(1.19)	(1.12)	—	—	—	9.23	(10.8)	797	1.00 (e)	1.22	(e)	71

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

††	The ratios include a reduction for custodian fee credits on cash balances maintained with the custodian (“Custodian Fee Credits”). Historically, the ratios reflected operating expenses before the reduction for Custodian Fee Credits, and the ratios reflecting the reduction for Custodian Fee Credits were shown in a separate column entitled “Operating Expenses Net of Custodian Fee Credits.” If the ratios did not reflect a reduction for Custodian Fee Credits, the ratios for the years ended September 30, 2010, 2009, 2008, 2007, and 2006 would have been 1.56%, 1.59%, 1.49%, 1.52%, and 1.54% (Class AAA), 1.81%, 1.84%, 1.74%, 1.77%, and 1.79% (Class A), 2.31%, 2.34%, 2.24%, 2.27%, and 2.29% (Class B and Class C), and 1.31%, 1.34%, and 1.24% (Class I), respectively.

(a)	Per share data is calculated using the average shares outstanding method.

(b)	The Fund incurred interest expense of $1,854 and $106 during the years ended September 30, 2010 and 2009, respectively. This interest expense was paid for by prior year custodian fee credits. The effect of interest expense was minimal.

(c)	Amount represents less than $0.005 per share.

(d)	From the commencement of offering Class I Shares on January 11, 2008 through September 30, 2008.

(e)	Annualized.
See accompanying notes to financial statements.

GAMCO Westwood Funds
Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period:

		Income (Loss) from Investment Operations			Distributions to Shareholders						Ratios to Average Net Assets/Supplemental Data
			Net
			Realized
	Net Asset		and	Total		Net		Net		Net Assets,
	Value,	Net	Unrealized	from	Net	Realized		Asset Value,		End of	Net		Portfolio
Period Ended	Beginning	Investment	Gain (Loss) on	Investment	Investment	Gain on	Total	End of	Total	Period	Investment	Operating	Turnover
September 30	of Period	Income(a)	Investments	Operations	Income	Investments	Distributions	Period	Return†	(in 000’s)	Income	Expenses††	Rate
Balanced Fund
Class AAA
2010	$9.65	$0.14	$0.49	$0.63	$(0.15)	—	$(0.15)	$10.13	6.5%	$106,782	1.45%	1.24%	33%
2009	10.47	0.17	(0.77)	(0.60)	(0.17)	$(0.05)	(0.22)	9.65	(5.6)	123,323	1.86	1.25	89
2008	12.58	0.21	(1.17)	(0.96)	(0.22)	(0.93)	(1.15)	10.47	(8.4)	138,174	1.83	1.21	60
2007	12.82	0.22	1.36	1.58	(0.21)	(1.61)	(1.82)	12.58	13.6	152,185	1.76	1.19	46
2006	12.74	0.22	0.95	1.17	(0.24)	(0.85)	(1.09)	12.82	9.8	145,028	1.78	1.27	68

Class A
2010	$9.69	$0.12	$0.48	$0.60	$(0.12)	—	$(0.12)	$10.17	6.2%	$5,136	1.20%	1.49%	33%
2009	10.51	0.14	(0.76)	(0.62)	(0.15)	$(0.05)	(0.20)	9.69	(5.8)	5,995	1.61	1.50	89
2008	12.63	0.18	(1.18)	(1.00)	(0.19)	(0.93)	(1.12)	10.51	(8.7)	5,639	1.56	1.46	60
2007	12.87	0.19	1.36	1.55	(0.18)	(1.61)	(1.79)	12.63	13.3	5,519	1.51	1.44	46
2006	12.74	0.19	0.95	1.14	(0.16)	(0.85)	(1.01)	12.87	9.5	5,596	1.53	1.52	68

Class B
2010	$9.77	$0.07	$0.48	$0.55	$(0.07)	—	$(0.07)	$10.25	5.7%	$82	0.69%	1.99%	33%
2009	10.60	0.10	(0.78)	(0.68)	(0.10)	$(0.05)	(0.15)	9.77	(6.3)	105	1.13	2.00	89
2008	12.72	0.13	(1.20)	(1.07)	(0.12)	(0.93)	(1.05)	10.60	(9.1)	125	1.10	1.96	60
2007	12.95	0.13	1.37	1.50	(0.12)	(1.61)	(1.73)	12.72	12.7	194	1.02	1.94	46
2006	12.76	0.13	0.95	1.08	(0.04)	(0.85)	(0.89)	12.95	9.0	141	1.02	2.02	68

Class C
2010	$9.78	$0.07	$0.48	$0.55	$(0.07)	—	$(0.07)	$10.26	5.7%	$4,975	0.70%	1.99%	33%
2009	10.61	0.10	(0.77)	(0.67)	(0.11)	$(0.05)	(0.16)	9.78	(6.2)	4,859	1.06	2.00	89
2008	12.74	0.12	(1.19)	(1.07)	(0.13)	(0.93)	(1.06)	10.61	(9.1)	1,389	1.05	1.96	60
2007	12.97	0.13	1.37	1.50	(0.12)	(1.61)	(1.73)	12.74	12.7	1,003	1.01	1.94	46
2006	12.78	0.13	0.95	1.08	(0.04)	(0.85)	(0.89)	12.97	9.0	946	1.02	2.02	68

Class I
2010	$9.64	$0.17	$0.48	$0.65	$(0.17)	—	$(0.17)	$10.12	6.8%	$1,769	1.70%	0.99%	33%
2009	10.46	0.19	(0.77)	(0.58)	(0.19)	$(0.05)	(0.24)	9.64	(5.3)	1,451	2.07	1.00	89
2008(b)	11.33	0.17	(0.87)	(0.70)	(0.17)	—	(0.17)	10.46	(6.2)	1,490	2.14 (c)	0.96 (c)	60

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

††	The ratios include a reduction for custodian fee credits on cash balances maintained with the custodian (“Custodian Fee Credits”). Historically, the ratios reflected operating expenses before the reduction for Custodian Fee Credits. If the ratios did not reflect a reduction for Custodian Fee Credits, the ratios for the years ended September 30, 2010, 2009, 2008, 2007, and 2006 would have been 1.26%, 1.27%, 1.23%, 1.27%, and 1.32% (Class AAA), 1.51%, 1.52%, 1.48%, 1.52%, and 1.57% (Class A), 2.01%, 2.02%, 1.98%, 2.02%, and 2.07% (Class B and Class C), and 1.01%, 1.02%, and 0.98% (Class I), respectively.

(a)	Per share data is calculated using the average shares outstanding method.

(b)	From the commencement of offering Class I Shares on January 11, 2008 through September 30, 2008.

(c)	Annualized.
See accompanying notes to financial statements.

GAMCO Westwood Funds
Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period:

		Income (Loss) from Investment Operations			Distributions to Shareholders						Ratios to Average Net Assets/Supplemental Data
			Net									Operating	Operating
			Realized					Net		Net		Expenses	Expenses
	Net Asset		and	Total		Net		Asset		Assets,		Net of	Before
	Value,	Net	Unrealized Gain	from	Net	Realized		Value,		End of	Net	Waivers/	Waivers/	Portfolio
Period Ended	Beginning	Investment	(Loss) on	Investment	Investment	Gain on	Total	End of	Total	Period	Investment	Reimburse-	Reimburse-	Turnover
September 30	of Period	Income(a)	Investments	Operations	Income	Investments	Distributions	Period	Return†	(in 000’s)	Income	ments††	ments†††	Rate
Intermediate Bond Fund
Class AAA
2010	$11.52	$0.27	$0.46	$0.73	$(0.27)	$(0.08)	$(0.35)	$11.90	6.5%	$17,038	2.32%	1.00%	1.47%	14%
2009	10.84	0.28	0.68	0.96	(0.28)	—	(0.28)	11.52	9.0	13,949	2.51	1.00	1.54	18
2008	10.80	0.36	0.04	0.40	(0.36)	—	(0.36)	10.84	3.7	10,498	3.23	1.00	1.69	32
2007	10.81	0.40	0.00 (b)	0.40	(0.41)	—	(0.41)	10.80	3.7	9,413	3.73	1.00	1.54	20
2006	10.93	0.39	(0.11)	0.28	(0.39)	(0.01)	(0.40)	10.81	2.7	9,917	3.65	1.00	1.47	35

Class A
2010	$11.51	$0.26	$0.47	$0.73	$(0.26)	$(0.08)	$(0.34)	$11.90	6.4%	$487	2.23%	1.10%	1.57%	14%
2009	10.84	0.27	0.67	0.94	(0.27)	—	(0.27)	11.51	8.7	523	2.40	1.10	1.64	18
2008	10.80	0.34	0.05	0.39	(0.35)	—	(0.35)	10.84	3.6	101	3.09	1.10	1.79	32
2007	10.81	0.39	0.00 (b)	0.39	(0.40)	—	(0.40)	10.80	3.7	69	3.64	1.10	1.64	20
2006	10.93	0.39	(0.12)	0.27	(0.38)	(0.01)	(0.39)	10.81	2.6	92	3.59	1.10	1.57	35

Class B
2010	$11.51	$0.18	$0.47	$0.65	$(0.18)	$(0.08)	$(0.26)	$11.90	5.8%	$38	1.59%	1.75%	2.22%	14%
2009	10.84	0.20	0.67	0.87	(0.20)	—	(0.20)	11.51	8.0	130	1.77	1.75	2.29	18
2008	10.80	0.28	0.03	0.31	(0.27)	—	(0.27)	10.84	2.9	48	2.53	1.75	2.44	32
2007	10.81	0.32	0.00 (b)	0.32	(0.33)	—	(0.33)	10.80	3.0	93	2.97	1.75	2.29	20
2006	10.93	0.31	(0.11)	0.20	(0.31)	(0.01)	(0.32)	10.81	2.0	282	2.87	1.75	2.22	35

Class C
2010	$10.96	$0.17	$0.44	$0.61	$(0.17)	$(0.08)	$(0.25)	$11.32	5.7%	$1,716	1.50%	1.75%	2.22%	14%
2009	10.31	0.19	0.65	0.84	(0.19)	—	(0.19)	10.96	8.3	582	1.76	1.75	2.29	18
2008	10.28	0.24	0.05	0.29	(0.26)	—	(0.26)	10.31	2.8	478	2.29	1.75	2.44	32
2007	10.31	0.40	0.09	0.49	(0.52)	—	(0.52)	10.28	4.8	15	3.96	1.75	2.29	20
2006	10.82	0.32	(0.36)	(0.04)	(0.46)	(0.01)	(0.47)	10.31	(0.3)	0.1	3.08	1.75	2.22	35

Class I
2010	$11.52	$0.30	$0.47	$0.77	$(0.30)	$(0.08)	$(0.38)	$11.91	6.8%	$125	2.58%	0.75%	1.22%	14%
2009	10.85	0.31	0.67	0.98	(0.31)	—	(0.31)	11.52	9.1	322	2.75	0.75	1.29	18
2008(c)	11.09	0.28	(0.25)	0.03	(0.27)	—	(0.27)	10.85	0.2	363	3.57 (d)	0.75 (d)	1.44 (d)	32

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

††	The ratios include a reduction for custodian fee credits on cash balances maintained with the custodian (“Custodian Fee Credits”). Historically, the ratios reflected operating expenses before the reduction for Custodian Fee Credits, and the ratios reflecting the reduction for Custodian Fee Credits were shown in a separate column entitled “Operating Expenses Net of Waivers/Reimbursements/Custodian Fee Credits.” If the ratios did not reflect a reduction for Custodian Fee Credits, the ratios for the years ended September 30, 2010, 2009, 2008, 2007, and 2006 would have been 1.02%, 1.04%, 1.07%, 1.10%, and 1.06% (Class AAA), 1.12%, 1.14%, 1.17%, 1.20%, and 1.16% (Class A), 1.77%, 1.79%, 1.82%, 1.85%, and 1.81% (Class B and Class C), and 0.77%, 0.79%, and 0.84% (Class I), respectively.

†††	The ratios include a reduction for Custodian Fee Credits. Historically, the ratios reflected operating expenses before the reduction for waivers/reimbursements and Custodian Fee Credits. If the ratios did not reflect a reduction for Custodian Fee Credits, the ratios for the years ended September 30, 2010, 2009, 2008, 2007, and 2006 would have been 1.49%, 1.58%, 1.76%, 1.64%, and 1.53% (Class AAA), 1.59%, 1.68%, 1.86%, 1.74%, and 1.63% (Class A), 2.24%, 2.33%, 2.51%, 2.39%, and 2.28% (Class B and Class C), and 1.24%, 1.33%, and 1.53% (Class I), respectively.

(a)	Per share data is calculated using the average shares outstanding method.

(b)	Amount represents less than $0.005 per share.

(c)	From the commencement of offering Class I Shares on January 11, 2008 through September 30, 2008.

(d)	Annualized.
See accompanying notes to financial statements.

GAMCO Westwood Funds
Notes to Financial Statements
1. Organization. The GAMCO Westwood Funds (the “Trust”) was organized as a Massachusetts business trust on June 12, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management investment company and currently consists of six active separate investment portfolios: GAMCO Westwood Mighty MitesSM Fund (“Mighty MitesSM Fund”), GAMCO Westwood SmallCap Equity Fund (“SmallCap Equity Fund”), GAMCO Westwood Income Fund (“Income Fund”), GAMCO Westwood Equity Fund (“Equity Fund”), GAMCO Westwood Balanced Fund (“Balanced Fund”), and GAMCO Westwood Intermediate Bond Fund (“Intermediate Bond Fund”), (individually, a “Fund” and collectively, the “Funds”), each with five classes of shares outstanding except for the Income Fund with four classes outstanding. Each class of shares outstanding bears the same voting, dividend, liquidation, and other rights and conditions, except that the expenses incurred in the distribution and marketing of such shares are different for each class.
The investment objectives of each Fund are as follows:
•	Mighty MitesSM Fund seeks to provide long-term capital appreciation by investing primarily in micro-capitalization equity securities.

•	SmallCap Equity Fund seeks to provide long-term capital appreciation by investing primarily in small capitalization equity securities.

•	Income Fund seeks to provide a high level of current income as well as long-term capital appreciation by investing primarily in income producing equity and fixed income securities.

•	Equity Fund seeks to provide capital appreciation. The Fund’s secondary goal is to produce current income.

•	Balanced Fund seeks to provide capital appreciation and current income resulting in a high total investment return consistent with prudent investment risk and a balanced investment approach.

•	Intermediate Bond Fund seeks to maximize total return, while maintaining a level of current income consistent with the maintenance of principal and liquidity.
2. Significant Accounting Policies. The Trust’s financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements.
Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Teton Advisors, Inc. (the “Adviser”).
Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.
Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

GAMCO Westwood Funds
Notes to Financial Statements (Continued)
The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:
•	Level 1 – quoted prices in active markets for identical securities;

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including a Fund’s determinations as to the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Funds’ investments in securities by inputs used to value the Funds’ investments as of September 30, 2010 is as follows:

	Valuation Inputs
	Level 1	Level 2 Other Significant	Level 3 Significant	Total Market Value
	Quoted Prices	Observable Inputs	Unobservable Inputs	at 9/30/10
MIGHTY MITESSM FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Broadcasting	$10,533,723	—	$1	$10,533,724
Business Services	15,608,607	—	0	15,608,607
Cable	70,025	—	0	70,025
Consumer Products	8,081,014	$1,053	—	8,082,067
Educational Services	2,340,817	—	0	2,340,817
Energy and Utilities: Integrated	1,899,765	14,280	—	1,914,045
Entertainment	579,655	—	82,092	661,747
Financial Services	14,354,332	75,000	—	14,429,332
Health Care	30,852,873	—	12,280	30,865,153
Real Estate	3,412,085	52,500	1,413	3,465,998
Telecommunications	3,104,490	—	10	3,104,500
Other Industries (a)	199,557,750	—	—	199,557,750

Total Common Stocks	290,395,136	142,833	95,796	290,633,765

Preferred Stocks (a)	669,357	—	—	669,357
Convertible Preferred Stocks (a)	—	13,095	—	13,095
Warrants (a)	—	0	—	0
Corporate Bonds	—	133,781	—	133,781
U.S. Government Obligations	—	80,876,519	—	80,876,519

TOTAL INVESTMENTS IN SECURITIES – ASSETS	$291,064,493	$81,166,228	$95,796	$372,326,517

SMALLCAP EQUITY FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$15,605,839	—	—	$15,605,839
U.S. Government Obligations	—	$299,949	—	299,949

TOTAL INVESTMENTS IN SECURITIES – ASSETS	$15,605,839	$299,949	—	$15,905,788

INCOME FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$4,097,039	—	—	$4,097,039
Preferred Stocks (a)	609,242	—	—	609,242
Corporate Bonds	—	$249,643	—	249,643
U.S. Government Obligations	—	354,901	—	354,901

TOTAL INVESTMENTS IN SECURITIES – ASSETS	$4,706,281	$604,544	—	$5,310,825

EQUITY FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$107,566,470	—	—	$107,566,470
Short-Term Investments (a)	1,035,442	—	—	1,035,442

TOTAL INVESTMENTS IN SECURITIES – ASSETS	$108,601,912	—	—	$108,601,912

BALANCED FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$70,741,374	—	—	$70,741,374
Short-Term Investments (a)	3,647,590	—	—	3,647,590
Corporate Bonds	—	$16,855,678	—	16,855,678
U.S. Government Agency Obligations	—	14,686,876	—	14,686,876
U.S. Government Obligations	—	12,580,728	—	12,580,728

TOTAL INVESTMENTS IN SECURITIES – ASSETS	$74,388,964	$44,123,282	—	$118,512,246

GAMCO Westwood Funds
Notes to Financial Statements (Continued)

	Valuation Inputs (Continued)
	Level 1	Level 2 Other Significant	Level 3 Significant	Total Market Value
	Quoted Prices	Observable Inputs	Unobservable Inputs	at 9/30/10
INTERMEDIATE BOND FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Short-Term Investments (a)	$1,299,340	—	—	$1,299,340
Corporate Bonds	—	$7,138,236	—	7,138,236
U.S. Government Agency Obligations	—	5,281,545	—	5,281,545
U.S. Government Obligations	—	6,198,870	—	6,198,870

TOTAL INVESTMENTS IN SECURITIES – ASSETS	$1,299,340	$18,618,651	—	$19,917,991

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.
The Funds did not have significant transfers between Level 1 and Level 2 during the year ended September 30, 2010.
There were no Level 3 investments held at September 30, 2010 or September 30, 2009 for SmallCap Equity Fund, Income Fund, Equity Fund, Balanced Fund, and Intermediate Bond Fund.
The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

									Net change
									in unrealized
									appreciation/
									depreciation
				Change in					during the
	Balance	Accrued	Realized	unrealized	Net	Transfers	Transfers	Balance	period on Level 3
	as of	discounts/	gain/	appreciation/	purchases/	into	out of	as of	investments held
MIGHTY MITESSM FUND	9/30/09	(premiums)	(loss)	depreciation†	(sales)	Level 3††	Level 3††	9/30/10	at 9/30/10†

INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Broadcasting	$0	$—	$—	$1	$—	$—	$—	$1	$1
Business Services	0	—	—	—	—	—	—	0	—
Cable	0	—	—	—	—	—	—	0	—
Computer Software and Services	25,500	—	72,254	(14,284)	(83,470)	—	—	—	—
Educational Services	—	—	—	—	0	—	—	0	—
Energy and Utilities: Natural Gas	1,872	—	0	(1,872)	(0)	—	—	—	—
Entertainment	60,790	—	—	21,302	—	—	—	82,092	21,302
Equipment and Supplies	0	—	(1,645)	1,645	(0)	—	—	—	—
Food and Beverage	0	—	(18,046)	18,046	(0)	—	—	—	—
Health Care	12,280	—	—	—	—	—	—	12,280	—
Real Estate	7,970	—	—	(6,557)	—	—	—	1,413	(6,557)
Telecommunications	—	—	—	(10)	—	20	—	10	(10)

Total Common Stocks	108,412	—	52,563	18,271	(83,470)	20	—	95,796	14,736

Convertible Preferred Stocks:
Business Services	0	—	(13,849)	13,849	(0)	—	—	—	—
Warrants:
Broadcasting	1	—	—	—	—	—	(1)	—	—

TOTAL INVESTMENTS IN SECURITIES	$108,413	$—	$38,714	$32,120	$(83,470)	$20	$(1)	$95,796	$14,736

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.

††	The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the beginning of the reporting period.
In January 2010, the Financial Accounting Standards Board (“FASB”) issued amended guidance to improve disclosure about fair value measurements which requires additional disclosures about transfers between Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements in the reconciliation of fair value measurements using significant unobservable inputs (Level 3). FASB also clarified existing disclosure requirements relating to the levels of disaggregation of fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2009 and interim periods within those fiscal years. Management has adopted the amended guidance and determined that there was no material impact to the Funds’ financial statements except for additional disclosures made in the notes. Disclosures about purchases, sales, issuances, and settlements in the rollforward of activity in Level 3 fair value measurements are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact of the additional disclosure requirements on the Funds’ financial statements.

GAMCO Westwood Funds
Notes to Financial Statements (Continued)
Securities Sold Short. The Mighty MitesSM Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Mighty MitesSM Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Mighty MitesSM Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Mighty MitesSM Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Mighty MitesSM Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The Mighty MitesSM Fund did not hold any short positions as of September 30, 2010.
Foreign Currency Translations. The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/loss on investments.
Foreign Securities. The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.
Foreign Taxes. The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.
Restricted and Illiquid Securities. Each Fund may invest up to 10% (except for the Mighty MitesSM Fund, SmallCap Equity Fund, and Income Fund which may invest up to 15%) of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted and illiquid securities the Mighty MitesSM Fund held as of September 30, 2010, refer to its Schedule of Investments.
Investments in other Investment Companies. All Funds may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the “Acquired Funds”) in accordance with the 1940 Act and related rules. Shareholders in these Funds would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the year ended September 30, 2010, the Mighty MitesSM Fund’s, Balanced Fund’s, and Intermediate Bond Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was 1, 1, and 2 basis points, respectively. For the year ended September 30, 2010, the Equity Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than 1 basis point. During the year ended September 30, 2010, the Income Fund and SmallCap Equity Fund had no investments in other investment companies.
Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Funds are informed of the dividend.

GAMCO Westwood Funds
Notes to Financial Statements (Continued)
Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.
In calculating the net asset value (“NAV”) per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.
Custodian Fee Credits and Interest Expense. When cash balances are maintained in a Fund’s custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under each custody arrangement are included in custodian fees in the Statements of Operations with the corresponding expense offset, if any, shown as “custodian fee credits.” When cash balances are overdrawn, a Fund is charged an overdraft fee equal to 90% of the current Treasury Bill rate on outstanding balances. This amount, if any, would be included in “interest expense” in the Statements of Operations.
Currently included in the Statements of Operations as of September 30, 2010 are interest expense and custodian fee expense that were paid for by prior year custodian fee credits as follows:

	Mighty	SmallCap				Intermediate
	MitesSM	Equity	Income	Equity	Balanced	Bond
	Fund	Fund	Fund	Fund	Fund	Fund
Expenses paid for by prior year custodian fee credits:
Interest expense	$—	$—	$—	$(1,854)	—	—
Custodian fee expense	—	—	—	(29,432)	$(25,357)	$(3,693)
Distributions to Shareholders. Distributions from net investment income are declared and paid annually for the Mighty MitesSM Fund, SmallCap Equity Fund, and Equity Fund, and quarterly for the Income Fund and Balanced Fund. The Intermediate Bond Fund declares dividends daily and pays those dividends monthly. Distributions of net realized gain on investments are normally declared and paid at least annually by each Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses, reclassifications of capital gains on investments in passive foreign investment companies (Mighty MitesSM Fund), a write-off of the current year net operating loss, expired capital loss carryforwards (SmallCap Equity Fund), adjustments on investments in Treasury Inflation Protected Securities (Balanced Fund), and reclasses of litigation income from prior year (Intermediate Bond Fund). These reclassifications have no impact on the NAV of the Funds. For the year ended September 30, 2010, the following reclassifications were made to increase/decrease such amounts with offsetting adjustments to paid-in capital.

	Accumulated Undistributed	Accumulated Net Realized
	Net Investment Income (Loss)	Gain (Loss) on Investments	Paid-in Capital
Mighty MitesSM Fund	$(521,468)	$(40,229)	$561,697
SmallCap Equity Fund	113,608	1,833,948	(1,947,556)
Income Fund	—	—	—
Equity Fund	—	—	—
Balanced Fund	273	(273)	—
Intermediate Bond Fund	1,243	(1,243)	—

GAMCO Westwood Funds
Notes to Financial Statements (Continued)
The tax character of distributions paid during the years ended September 30, 2010 and September 30, 2009 was as follows:

	Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
	2010	2009	2010	2009	2010	2009
	Mighty MitesSM Fund		SmallCap Equity Fund		Income Fund
Distributions paid from:
Ordinary Income
(inclusive of short-term capital gains)	$48,672	$197,333	$—	$—	$80,504	$149,974
Net long-term capital gains	—	1,415,526	—	—	—	—
Return of capital	—	105,275	—	—	—	17,410

Total distributions paid	$48,672	$1,718,134	$—	$—	$80,504	$167,384

	Equity Fund		Balanced Fund		Intermediate Bond Fund
Distributions paid from:
Ordinary Income	$1,229,224	$1,681,453	$1,819,630	$2,402,273	$398,653	$344,690
Net long-term capital gains	—	—	—	739,304	113,280	6,563

Total distributions paid	$1,229,224	$1,681,453	$1,819,630	$3,141,577	$511,933	$351,253

Provision for Income Taxes. The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Funds to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of the Funds’ net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.
At September 30, 2010, the components of accumulated earnings/losses on a tax basis were as follows:

	Mighty	SmallCap				Intermediate
	MitesSM	Equity	Income	Equity	Balanced	Bond
	Fund	Fund	Fund	Fund	Fund	Fund
Undistributed ordinary income (inclusive of short-term capital gains)	$7,833,558	—	$6,683	$421,789	$9,610	$14,290
Undistributed long-term capital gain	3,266,809	—	—	—	—	31,184
Accumulated capital loss carryforward	—	$(5,431,359)	(2,598,244)	(33,088,077)	(16,647,270)	—
Unrealized appreciation/depreciation	60,698,205	1,806,235	(144,105)	9,484,424	11,065,264	1,334,258
Post-October losses	—	(8)	(95,748)	—	—	—
Other temporary differences*	(2,559)	—	(6,690)	—	—	(9,385)

Total accumulated earnings	$71,796,013	$(3,625,132)	$(2,838,104)	$(23,181,864)	$(5,572,396)	$1,370,347

*	Other temporary differences are primarily due to income and currency adjustments on investments in passive foreign investment companies (Mighty MitesSM Fund), income from investments in hybrid securities (Income Fund), and current year dividend payables (Intermediate Bond Fund).
The following summarizes capital loss carryforwards and expiration dates for each Fund at September 30, 2010:

	Mighty	SmallCap				Intermediate
	MitesSM	Equity	Income	Equity	Balanced	Bond
Expiring in Fiscal Year	Fund	Fund	Fund	Fund	Fund	Fund
2011	—	$4,845,486	—	—	—	—
2012	—	—	—	—	—	—
2013	—	—	—	—	—	—
2014	—	—	—	—	—	—
2015	—	—	—	—	—	—
2016	—	210	—	—	—	—
2017	—	585,663	$1,094,920	$4,107,080	$2,011,631	—
2018	—	—	1,503,324	28,980,997	14,635,639	—
These capital loss carryforwards are available to reduce future required distributions of net capital gains to shareholders.
During the year ended September 30, 2010, the SmallCap Equity Fund utilized capital loss carryforwards of $135,125, and $1,835,749 of capital loss carryforwards expired.
Under the current tax law, capital losses related to securities realized after October 31 and prior to the Funds’ fiscal year end may be treated as occurring on the first day of the following year. For the year ended September 30, 2010, the Income Fund deferred capital losses of $95,748 and the SmallCap Equity Fund deferred currency losses of $8.
At September 30, 2010, the differences between book basis and tax basis unrealized appreciation/depreciation were primarily due to deferral of losses from wash sales for tax purposes and (Mighty MitesSM Fund, SmallCap Equity Fund, Income Fund, Equity Fund, and Balanced Fund), mark-to-market adjustments on investments in passive foreign investment companies (Mighty MitesSM Fund and SmallCap Equity Fund), and basis adjustments on investments in partnerships (Mighty MitesSM Fund).

GAMCO Westwood Funds
Notes to Financial Statements (Continued)
The following summarizes the tax cost of investments and the related net unrealized appreciation/depreciation at September 30, 2010:

	Mighty	SmallCap				Intermediate
	MitesSM	Equity	Income	Equity	Balanced	Bond
	Fund	Fund	Fund	Fund	Fund	Fund
Aggregate cost of investments	$311,628,422	$14,099,553	$5,454,930	$99,117,488	$107,446,982	$18,583,733

Gross unrealized appreciation	$76,872,583	$2,888,135	$368,123	$12,838,547	$13,287,693	$1,334,258
Gross unrealized depreciation	(16,174,488)	(1,081,900)	(512,228)	(3,354,123)	(2,222,429)	—

Net unrealized appreciation/depreciation	$60,698,095	$1,806,235	$(144,105)	$9,484,424	$11,065,264	$1,334,258

The Funds are required to evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Funds as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended September 30, 2010, the Funds did not incur any income tax, interest, or penalties. As of September 30, 2010, the Adviser has reviewed all open tax years and concluded that there was no impact to the Funds’ net assets or results of operations. Tax years ended September 30, 2007 through September 30, 2010 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Funds’ tax positions to determine if adjustments to this conclusion are necessary.
3. Investment Advisory Agreements and Other Transactions. The Funds have entered into investment advisory agreements (the “Advisory Agreements”) with the Adviser which provide that the Funds will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% for the Mighty MitesSM Fund, SmallCap Equity Fund, Income Fund, and Equity Fund, 0.75% for the Balanced Fund, and 0.60% for the Intermediate Bond Fund, of the value of the Fund’s average daily net assets. In accordance with the Advisory Agreements, the Adviser provides a continuous investment program for the Funds’ portfolios, oversees the administration of all aspects of the Funds’ business and affairs, and pays the compensation of all Officers and Trustees of the Funds who are affiliated persons of the Adviser.
The Adviser has contractually agreed to waive investment advisory fees and/or to reimburse expenses to the SmallCap Equity Fund, Income Fund, and Intermediate Bond Fund, in the event annual expenses of such Funds exceed certain prescribed limits. Such fee waiver/reimbursement arrangement continues until at least January 31, 2011. For the year ended September 30, 2010, the Adviser waived fees or reimbursed expenses in the amounts of $70,274, $87,278, and $81,582 for the SmallCap Equity Fund, Income Fund, and Intermediate Bond Fund, respectively. In addition, the SmallCap Equity Fund, Income Fund, and Intermediate Bond Fund are obliged to repay the Adviser for a period of two fiscal years following the fiscal year in which the Adviser reimbursed the Funds only to the extent that the operating expenses of the Funds fall below the applicable expense limitation for Class AAA of 1.50%, 1.50%, and 1.00%, respectively, and for Class A of 1.75%, 1.75%, and 1.10%, respectively, and for Class B (for the SmallCap Equity and Intermediate Bond Funds only) and Class C of 2.25%, 2.25%, and 1.75%, respectively, and for Class I of 1.25%, 1.25%, and 0.75%, respectively, of average daily net assets, the annual limitation under the Advisory Agreements. As of September 30, 2010, the cumulative unreimbursed amounts which may be recovered by the Adviser within the next two fiscal years are $169,043, $163,095, and $157,984 for the SmallCap Equity, Income, and Intermediate Bond Funds, respectively.

	Recoverable by Fiscal	Recoverable by Fiscal
	Year End 2011	Year End 2012	Total
SmallCap Equity Fund	$98,769	$70,274	$169,043
Income Fund	75,817	87,278	163,095
Intermediate Bond Fund	76,402	81,582	157,984
The Adviser has a Subadvisory Agreement with Westwood Management Corp. (the “Subadvisor”) for the Equity Fund, Balanced Fund, and Intermediate Bond Fund. The Adviser paid the Subadvisor out of its advisory fees with respect to these three Funds a fee computed daily and payable monthly, in an amount equal on an annualized basis to the greater of (i) $150,000 per year on an aggregate basis for all applicable Funds or (ii) 35% of the net revenues to the Adviser from the applicable Funds.
The Trust pays each Trustee who is not considered an affiliated person an annual retainer of $3,000 plus $500 for each Board meeting attended and they are reimbursed by the Trust for any out of pocket expenses incurred in attending meetings, all apportioned among the Funds. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Trustee each receive a $1,000 annual fee. A Trustee may receive a single meeting fee,

GAMCO Westwood Funds
Notes to Financial Statements (Continued)
allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Trust.
There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets, of the Funds with respect to which the Adviser has transferred dispositive and voting control to the Funds’ Proxy Voting Committee. During the year ended September 30, 2010, the Mighty MitesSM Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities and the Adviser reduced its fee with respect to such securities by $69,645.
4. Distribution Plan. The Trust’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Gabelli & Company, Inc. (“Gabelli & Co.”), an affiliate of the Adviser, serves as Distributor of the Funds. Under the Class AAA, Class A, Class B, and Class C Share Plans, payments are authorized to Gabelli & Co. at annual rates of 0.25%, 0.50% (for the Intermediate Bond Fund’s Class A Shares at an annual rate of 0.35%), 1.00%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.
5. Portfolio Securities. Purchases and sales of securities for the year ended September 30, 2010, other than short-term securities, are as follows:

	Purchases	Sales	Purchases	Sales
	(excluding U.S.	(excluding U.S.	of U.S.	of U.S.
	Government	Government	Government	Government
	Securities)	Securities)	Securities	Securities
Mighty MitesSM Fund	$159,011,351	$54,243,336	—	—
SmallCap Equity Fund	5,857,769	3,828,724	—	—
Income Fund	482,658	1,036,255	—	—
Equity Fund	64,833,822	104,784,904	—	—
Balanced Fund	37,931,913	50,124,910	$2,703,543	$11,504,699
Intermediate Bond Fund	1,819,333	541,210	2,782,992	1,715,402
6. Transactions with Affiliates. During the year ended September 30, 2010, the Mighty MitesSM Fund, and the Income Fund paid brokerage commissions on security trades of $199,588 and $1,400, respectively, to Gabelli & Co. Additionally, Gabelli & Co. informed the Trust that it retained $61,195 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.
The cost of calculating each Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between each Fund and the Adviser. During the year ended September 30, 2010, the Mighty MitesSM Fund, Equity Fund, and Balanced Fund each paid or accrued $45,000 to the Adviser in connection with the cost of computing these Funds’ NAVs. This expense was not charged during the year ended September 30, 2010 for the SmallCap Equity Fund, Income Fund, and Intermediate Bond Fund.
7. Shares of Beneficial Interest. The Funds, except for the Income Fund that no longer offers Class B Shares, offer five classes of shares — Class AAA Shares, Class A Shares, Class B Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from Gabelli & Co., through selected broker/dealers, or the transfer agent. Class I Shares are offered through Gabelli & Co. and selected broker/dealers to foundations, endowments, institutions, and employee benefit plans without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 4.00%. Class B Shares are subject to a contingent deferred sales charge (“CDSC”) upon redemption within six years of purchase and automatically convert to Class A Shares approximately eight years after the original purchase. The applicable Class B CDSC is equal to a percentage declining from 5% of the lesser of the NAV per share at the date of the original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1.00% CDSC for one year after purchase. Class B Shares are available only through exchange of Class B Shares of other funds distributed by Gabelli & Co. Income Fund’s Class B Shares were fully redeemed on December 1, 2009.
The Mighty MitesSM Fund, and, since January 28, 2010, the SmallCap Equity Fund and Income Fund impose a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the respective Fund. The redemption fees retained by the Mighty MitesSM Fund during the years ended September 30, 2010 and September 30, 2009 amounted to $689 and $1,613, respectively. Redemption fees retained by the SmallCap Equity Fund and Income Fund between January 28, 2010 and September 30, 2010 were $1,751 and $0, respectively. The redemption fee does not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of distributions, (ii) the redemption was initiated by the Fund, (iii) the shares were purchased

GAMCO Westwood Funds
Notes to Financial Statements (Continued)
through programs that collect the redemption fee at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place.
Transactions in shares of beneficial interest were as follows:

	Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
	2010	2009	2010	2009	2010	2009
	Mighty MitesSM Fund		SmallCap Equity Fund		Income Fund
Class AAA
Shares issued in connection with the Reorganization (see Note 9)	—	4,198,136	—	—	—	—
Shares sold	8,736,054	7,785,753	232,247	291,836	61,267	73,786
Shares issued upon reinvestment of distributions	2,532	114,319	—	—	9,616	25,741
Shares redeemed	(4,793,343)	(3,642,911)	(214,599)	(236,421)	(129,829)	(328,356)

Net increase/(decrease) in Class AAA Shares	3,945,243	8,455,297	17,648	55,415	(58,946)	(228,829)

Class A
Shares sold	2,583,100	1,096,555	91,708	188,907	39,505	11,452
Shares issued upon reinvestment of distributions	298	13,791	—	—	378	280
Shares redeemed	(686,314)	(357,199)	(17,281)	(56,260)	(6,795)	(7,384)

Net increase in Class A Shares	1,897,084	753,147	74,427	132,647	33,088	4,348

Class B*
Shares sold	—	—	133	—	—	—
Shares issued upon reinvestment of distributions	2	394	—	—	—	—
Shares redeemed	(3,880)	(4,624)	(143)	—	(10)	—

Net decrease in Class B Shares	(3,878)	(4,230)	(10)	—	(10)	—

Class C
Shares sold	1,898,393	988,773	50,161	27,074	1,464	8,822
Shares issued upon reinvestment of distributions	237	9,275	—	—	63	881
Shares redeemed	(213,750)	(285,572)	(8,735)	(12,713)	(23,854)	(12,725)

Net increase/(decrease) in Class C Shares	1,684,880	712,476	41,426	14,361	(22,327)	(3,022)

Class I
Shares sold	740,998	1,102,323	109,191	19,535	1,883	946
Shares issued upon reinvestment of distributions	131	1,997	—	—	106	345
Shares redeemed	(195,587)	(246,385)	(51,916)	(7,039)	(3,172)	(7,880)

Net increase/(decrease) in Class I Shares	545,542	857,935	57,275	12,496	(1,183)	(6,589)

	Equity Fund		Balanced Fund		Intermediate Bond Fund
Class AAA
Shares sold	1,629,832	6,213,830	1,229,228	3,966,708	408,397	495,853
Shares issued upon reinvestment of distributions	137,019	214,761	162,237	305,230	28,200	20,315
Shares redeemed	(6,668,783)	(7,524,253)	(3,632,606)	(4,679,971)	(216,571)	(273,157)

Net increase/(decrease) in Class AAA Shares	(4,901,932)	(1,095,662)	(2,241,141)	(408,033)	220,026	243,011

Class A
Shares sold	147,529	576,810	21,197	205,597	24,621	65,718
Shares issued upon reinvestment of distributions	5,445	3,019	5,985	11,556	936	813
Shares redeemed	(136,675)	(339,586)	(141,135)	(134,455)	(30,124)	(30,392)

Net increase/(decrease) in Class A Shares	16,299	240,243	(113,953)	82,698	(4,567)	36,139

Class B
Shares sold	—	—	1,335	3,190	—	9,510
Shares issued upon reinvestment of distributions	2	—	42	98	104	65
Shares redeemed	(11)	(643)	(4,101)	(4,394)	(8,155)	(2,713)

Net increase/(decrease) in Class B Shares	(9)	(643)	(2,724)	(1,106)	(8,051)	6,862

Class C
Shares sold	21,984	69,307	109,432	501,603	141,211	64,466
Shares issued upon reinvestment of distributions	403	502	2,454	4,285	1,543	736
Shares redeemed	(38,560)	(9,620)	(124,274)	(139,637)	(44,256)	(58,414)

Net increase/(decrease) in Class C Shares	(16,173)	60,189	(12,388)	366,251	98,498	6,788

Class I
Shares sold	78,474	24,086	89,745	18,594	12,158	16,543
Shares issued upon reinvestment of distributions	955	1,329	2,755	3,883	373	854
Shares redeemed	(41,387)	(22,407)	(68,243)	(14,400)	(29,971)	(22,963)

Net increase/(decrease) in Class I Shares	38,042	3,008	24,257	8,077	(17,440)	(5,566)

*	Income Fund’s Class B Shares were fully redeemed on December 1, 2009.

GAMCO Westwood Funds
Notes to Financial Statements (Continued)
8. Transactions in Securities of Affiliated Issuers. The 1940 Act defines affiliated issuers as those in which a Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Mighty MitesSM Fund’s transactions in the securities of these issuers during the year ended September 30, 2010 is set forth below:

									Percent
						Net Change		Value at	Owned
	Beginning	Shares	Shares	Ending	Dividend	in Unrealized	Realized	September 30,	of Shares
	Shares	Purchased	Sold	Shares	Income	Appreciation	Gain	2010	Outstanding
Corning Natural Gas Corp.*	44,500	9,371	(200)	53,671	$27,336	$197,182	$741	$1,054,635	5.16%
Tech/Ops Sevon Inc.*	70,048	182,252	—	252,300	—	169,634	—	1,274,115	7.55

Total					$27,336	$366,816	$741	$2,328,750

*	Security was not affiliated at September 30, 2009.
9. Fund Reorganization. Shareholders of the B.B. Micro-Cap Growth Fund (the “B.B. Fund”) approved an Agreement and Plan of Reorganization and Liquidation (the “Agreement”) between the B.B. Fund and the Mighty MitesSM Fund.
On March 27, 2009, the Mighty MitesSM Fund acquired all of the net assets of the B.B. Fund, pursuant to the Agreement. The acquisition was accomplished by a tax free exchange of 4,198,136.274 Class AAA Shares of the Mighty MitesSM Fund valued at $41,451,718 for the net assets of the B.B. Fund on March 27, 2009. One share of the B.B. Fund was converted into 0.563 share of the Mighty MitesSM Fund. The net assets of the Mighty MitesSM Fund immediately before the acquisition were $70,875,603. The combined net assets after the acquisition as of March 27, 2009 were $112,327,321.
Included in the net assets acquired by the Mighty MitesSM Fund were the following components:

		Net Unrealized
	Paid In Capital	Depreciation	Net Assets
B.B. Micro-Cap Growth Fund	$46,225,670	$(4,773,952)	$41,451,718
10. Indemnifications. The Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.
11. Other Matters. On April 24, 2008, an affiliate of the Adviser, Gabelli Funds, LLC, entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. In the administrative settlement order, the SEC found that Gabelli Funds, LLC had willfully violated Section 206(2) of the 1940 Act, Section 17(d) of the 1940 Act and Rule 17d-1 thereunder, and had willfully aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, Gabelli Funds, LLC, while neither admitting nor denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty), approximately $12.8 million of which is in the process of being paid to shareholders of the Global Growth Fund in accordance with a plan developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and acceptable to the staff of the SEC, and agreed to cease and desist from future violations of the above referenced federal securities laws and rule. The SEC order also noted the cooperation that Gabelli Funds, LLC had given the staff of the SEC during its inquiry. The settlement did not have a material adverse impact on Gabelli Funds, LLC. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Funds, the Global Growth Fund, and other funds in the Gabelli/GAMCO fund complex. The officer denied the allegations and is continuing in his positions with Gabelli Funds, LLC, the Adviser, and the Funds. The court dismissed certain claims and found that the SEC was not entitled to pursue various remedies against the officer while leaving one remedy in the event the SEC were able to prove violations of law. The court subsequently dismissed without prejudice the remaining remedy against the officer, which would allow the SEC to appeal the court’s rulings. On October 29, 2010, the SEC filed its appeal with the U.S. Court of Appeals for the Second Circuit regarding the lower court’s orders. Gabelli Funds, LLC currently expects that any resolution of the action against the officer will not have a material adverse impact on Gabelli Funds, LLC or the Adviser.
12. Subsequent Events. Management has evaluated the impact on the Funds of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees and Shareholders of
The GAMCO Westwood Funds:
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GAMCO Westwood Mighty MitesSM Fund, GAMCO Westwood SmallCap Equity Fund, GAMCO Westwood Income Fund, GAMCO Westwood Equity Fund, GAMCO Westwood Balanced Fund, and GAMCO Westwood Intermediate Bond Fund (constituting The GAMCO Westwood Funds, hereafter referred to as the “Funds”) at September 30, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, NY
November 24, 2010

2010 Tax Notice to Shareholders (Unaudited)
U.S. Government Income: — The percentage of the ordinary income dividend paid by the Mighty MitesSM Fund, Income Fund, Equity Fund, Balanced Fund, and Intermediate Bond Fund (collectively, the “Funds”) during the year ended September 30, 2010 which was derived from U.S. Treasury securities was 0.00%, 0.20%, 0.00%, 10.79%, and 21.07%, respectively. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Funds did not meet this strict requirement during the year ended September 30, 2010. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser for the applicability of the information provided as to your specific situation.
Mighty MitesSM Fund — For the year ended September 30, 2010, the Fund paid to shareholders ordinary income dividends (comprised of short-term capital gains) totaling $0.003, $0.003, $0.003, $0.003, and $0.003 per share for Class AAA, Class A, Class B, Class C, and Class I Shares, respectively. For the year ended September 30, 2010, 22.05% of the ordinary income dividend qualifies for the dividends received deductions available to corporations. The Fund designates 28.74% of the ordinary income distribution as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 100% of the ordinary income distribution as qualified short-term gain, pursuant to the American Jobs Creation Act of 2004.
Income Fund — For the year ended September 30, 2010, the Fund paid to shareholders ordinary income dividends (comprised of net investment income) totaling $0.117, $0.102, $0.042, and $0.135 per share for Class AAA, Class A, Class C, and Class I Shares, respectively. For the year ended September 30, 2010, 100% of the ordinary income dividends qualifies for the dividends received deductions available to corporations. The Fund designates 100% of the ordinary income distributions as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.82% of the ordinary income distributions as qualified interest income, pursuant to the American Jobs Creation Act of 2004.
Equity Fund — For the year ended September 30, 2010, the Fund paid to shareholders ordinary income dividends (comprised of net investment income) totaling $0.071, $0.058, $0.021, $0.023, and $0.090 per share for Class AAA, Class A, Class B, Class C, and Class I Shares, respectively. For the year ended September 30, 2010, 100% of the ordinary income dividend qualifies for the dividends received deductions available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.69% of the ordinary income distribution as qualified interest income, pursuant to the American Jobs Creation Act of 2004.
Balanced Fund — For the year ended September 30, 2010, the Fund paid to shareholders ordinary income dividends (comprised of net investment income) totaling $0.147, $0.122, $0.072, $0.072, and $0.172 per share for Class AAA, Class A, Class B, Class C, and Class I Shares, respectively. For the year ended September 30, 2010, 85.96% of the ordinary income dividend qualifies for the dividends received deductions available to corporations. The Fund designates 89.27% of the ordinary income distributions as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 52.70% of the ordinary income distributions as qualified interest income, pursuant to the American Jobs Creation Act of 2004.
Intermediate Bond Fund — For the year ended September 30, 2010, the Fund paid to shareholders ordinary income dividends (comprised of net investment income) totaling $0.269, $0.258, $0.181, $0.174, and $0.298 per share for Class AAA, Class A, Class B, Class C, and Class I Shares, respectively, and long-term capital gains totaling $113,280. The distributions of long-term capital gains have been designated as a capital gain dividend by the Fund’s Board of Trustees. For the year ended September 30, 2010, the Fund designates 99.99% of the ordinary income distributions as qualified interest income, pursuant to the American Jobs Creation Act of 2004.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

GAMCO Westwood Funds
Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements (Unaudited)
In determining whether to approve the continuance of each of the Agreements, the Board considered the following information:
1) The nature, extent, and quality of services provided by the Adviser and the Sub-Adviser.
The Board reviewed in detail the nature and extent of the services provided by the Adviser and the Sub-Adviser under the Agreements and the quality of those services over the past year. The Board noted that these services included managing the investment program of the Funds, including the purchase and sale of portfolio securities, as well as the provision of general corporate services. The Board considered that the Adviser also provided, at its expense, office facilities for use by the Funds and supervisory personnel responsible for supervising the performance of administrative, accounting, and related services including, for each Fund, net asset value determinations, yield calculations, and monitoring to assure compliance with stated investment policies and restrictions under the 1940 Act and related securities regulations. The Board noted that, in addition to managing the investment program for the Funds, the Adviser provided certain non-advisory and compliance services, including services under the Funds’ Rule 38a-1 compliance program.
The Board also considered that the Adviser paid for all compensation of officers and Board Members of the Funds that were affiliated with the Adviser and that the Adviser further provided services to shareholders of the Funds who had invested through various programs offered by third party financial intermediaries (“Participating Organizations”). The Board evaluated these factors based on its direct experience with the Adviser and Sub-Adviser and in consultation with Fund Counsel. The Board noted that the Adviser had engaged, at its expense, the Bank of New York Mellon, to assist it in performing certain of its administrative functions. The Board concluded that the nature and extent of the services provided was reasonable and appropriate in relation to the advisory fee, that the level of services provided by the Adviser, either directly or through the Bank of New York Mellon, and by the Sub-Adviser had not diminished over the past year and that the quality of service continued to be high.
The Board reviewed the personnel responsible for providing services to the Funds and concluded, based on their experience and interaction with the Adviser and Sub-Adviser, that (i) the Adviser and Sub-Adviser were able to retain quality personnel, (ii) the Adviser, Sub-Adviser, and their agents exhibited a high level of diligence and attention to detail in carrying out their advisory and administrative responsibilities under the Agreements, (iii) the Adviser and Sub-Adviser were responsive to requests of the Board, (iv) the scope and depth of the Adviser’s and Sub-Adviser’s resources were adequate, and (v) the Adviser and Sub-Adviser had kept the Board apprised of developments relating to each Fund and the industry in general. The Board also focused on the Adviser’s reputation and long standing relationship with the Funds. The Board also believed that the Adviser had devoted substantial resources and made substantial commitments to address new regulatory compliance requirements applicable to the Funds.
2) The performance of the Funds, the Adviser, and the Sub-Adviser.
The Board reviewed the investment performance of each Fund, on an absolute basis, as compared with its Lipper peer group of other SEC registered funds, and against each Fund’s broad based securities market benchmarks as reflected in each Fund’s prospectuses and annual report. The Board also considered rankings and ratings of the Funds issued by Lipper over the short, intermediate, and long term. The Board considered each Fund’s one, three, five and, where available, ten year average annual total return for the periods ended June 30, 2010, but placed greatest emphasis on a Fund’s longer term performance. The peer groups considered by the Board were developed by Lipper and were comprised of funds of comparable size within the same Lipper peer group category (the “Peer Group”), regardless of asset size or primary channel of distribution. Each Fund’s performance against the performance Peer Group (the “Performance Peer Group”) was considered by the Board as providing an objective comparative benchmark against which each Fund’s performance could be assessed. In general, the Board considered these comparisons helpful in their assessment as to whether the Adviser was obtaining for the Funds’ shareholders the total return performance that was available in the marketplace, given each Fund’s investment objectives, strategies, limitations, and restrictions. In reviewing the Funds’ performance, the Board noted that the Equity Fund’s performance was below the median for the one year and ten year periods and above the median for the three year and five year periods; the Balanced Fund’s performance was below the median for the one year and three year periods and was above the median for the five year and ten year periods; the SmallCap Equity Fund’s performance was above the median for the one year, three year and five year periods and below the median for the ten year period; the Mighty MitesSM Fund’s performance was above the median for the one year, three year, five year and ten year periods; the Income Fund’s performance was below the median for the one year and three year periods; and the Intermediate Bond Fund’s performance was below the median for the one year, three year, five year and ten year periods. The Board also noted that the Income Fund had changed its investment objective in 2005 and therefore only had five years of Peer Group performance data for comparison purposes. The Board Members concluded that the Funds’ performance was reasonable in comparison with that of the Performance Peer Groups.

In connection with its assessment of the performance of the Adviser and the Sub-Adviser, the Board considered the Adviser’s and Sub-Adviser’s financial condition and whether they had the resources necessary to continue to carry out their responsibilities under the Agreements. The Board concluded that the Adviser and Sub-Adviser had the financial resources necessary to continue to perform their obligations under the Agreements and to continue to provide the high quality services that they have provided to the Funds to date.
3) The cost of the advisory services and the profits to the Adviser and Sub-Adviser and their affiliates from the relationship with the Funds.
In connection with the Board’s consideration of the cost of the advisory and sub-advisory services and the profits to the Adviser, Sub-Adviser, and their affiliates from their relationships with the Fund, the Board considered a number of factors. First, the Board compared the level of the advisory fee for each Fund against comparative Lipper expense peer groups (“Expense Peer Group”). The Board also considered comparative non-management fee expenses and comparative total fund expenses of the Funds and each Expense Peer Group. The Board considered this information as useful in assessing whether the Adviser and Sub-Adviser were providing services at a cost that was competitive with other similar funds. In assessing this information, the Board considered both the comparative contract rates as well as the level of the advisory fees after waivers and/or reimbursements. The Board noted that the SmallCap Equity Fund, the Income Fund, and the Intermediate Bond Fund operated pursuant to a Waiver and Expense Reimbursement Agreement with the Adviser wherein the Adviser had agreed to waive a portion of its fee or reimburse a Fund for a portion of its expenses necessary to limit the Fund’s total operating expenses to the level set forth in the respective Fund’s prospectus. The Board noted that the advisory fees and expense ratios for the Equity Fund and the Mighty MitesSM Fund were higher than average when compared with those of their Expense Peer Groups. The Board further noted that the advisory fees and expense ratios for the Balanced Fund and the Income Fund were higher and lower than average, respectively, when compared with their Expense Peer Groups. The Board then noted that although the advisory fee for the SmallCap Equity Fund was higher than average when compared with its Expense Peer Group, its expense ratio was on par with the group average. Finally, the Board noted that although the Intermediate Bond Fund’s advisory fee was lower than average, its expense ratio was higher than average when compared with its Expense Peer Group. The Board also reviewed the fees charged by the Adviser and Sub-Adviser to provide similar advisory services to other registered investment companies with similar investment objectives and to separate accounts, noting that in some cases the fees charged by the Adviser or Sub-Adviser were higher and, in other cases lower, than the fees charged to the Funds. In evaluating this information, the Board considered the difference in services provided by the Adviser and Sub-Adviser to these other accounts. In particular, the Board considered the differences in risks involved in managing separate accounts and the Funds from a compliance and regulatory perspective.
The Board also considered an analysis prepared by the Adviser of the estimated profitability to the Adviser of its relationship with the Funds and reviewed with the Adviser its cost allocation methodology in connection with its profitability. In this regard, the Board reviewed Pro-forma Income Statements of the Adviser for the year ended December 31, 2009. The Board considered one analysis for the Adviser as a whole, and a second analysis for the Adviser with respect to each of the Funds. With respect to the Fund analysis, the Board received an analysis based on each Fund’s average net assets during the period as well as a pro-forma analysis of profitability at higher and lower asset levels. The Board concluded that the profitability of the Funds to the Adviser under either analysis was not excessive.
4) The extent to which economies of scale will be realized as the Funds grow and whether fee levels reflect those economies of scale.
With respect to the Board’s consideration of economies of scale, the Board discussed whether economies of scale would be realized by the Funds at higher asset levels. The Board also reviewed data from the Expense Peer Groups to assess whether the Expense Peer Group funds had advisory fee breakpoints and, if so, at what asset levels. The Board also assessed whether certain of the Adviser’s costs would increase if asset levels rise. The Board concluded that under foreseeable conditions, they were unable to assess at this time whether economies of scale would be realized if the Funds were to experience significant asset growth. In the event there was to be significant asset growth in the Funds, the Board determined to reassess whether the advisory fee appropriately took into account any economies of scale that had been realized as a result of that growth.
5) Other Factors.
In addition to the above factors, the Board also discussed other benefits received by the Adviser and Sub-Adviser from their management of the Funds. The Board considered that the Adviser and Sub-Adviser do use soft dollars in connection with their management of the Funds. Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that each Fund’s advisory fee and, with respect to the Equity Fund, the Balanced Fund, and the Intermediate Bond Fund, the sub-advisory fee, was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of each Fund’s Advisory Agreement and, with respect to the Equity Fund, the Balanced Fund, and the Intermediate Bond Fund, the Sub-Advisory agreements. The Board based its decision on evaluations of all these factors as a whole and did not consider any one factor as all important or controlling.

GAMCO Westwood Funds
Additional Fund Information (Unaudited)
The business and affairs of the Trust are managed under the direction of its Board of Trustees. Information pertaining to the Trustees and officers of the Trust is set forth below. The Trust’s Statement of Additional Information includes additional information about the GAMCO Westwood Funds’ Trustees and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to the GAMCO Westwood Funds at One Corporate Center, Rye, NY 10580-1422.

	Term of	Number of
Name, Position(s),	Office and	Funds in Fund
Address[1]	Length of	Complex Overseen	Principal Occupation(s)	Other Directorships
and Age	Time Served[2]	by Trustee	During Past Five Years	Held by Trustee[3]

INDEPENDENT TRUSTEES[4]:

Anthony J. Colavita Trustee Age: 74	Since 1994	34	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn Trustee Age: 72	Since 1994	18	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—

Werner J. Roeder, M.D. Trustee Age: 70	Since 1994	22	Medical Director of Lawrence Hospital and practicing private physician	—

Salvatore J. Zizza Trustee Age: 64	Since 2004	28	Chairman of Zizza & Company, Ltd. (consulting)	Director of Harbor BioSciences, Inc. (biotechnology); Director of Trans-Lux Corporation (business services); Director and Chief Executive Officer of General Employment Enterprises, Inc. (staffing)

OFFICERS:

Bruce N. Alpert President and Secretary Age: 58	Since 1994	—	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988 and an officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex; Director of Teton Advisors, Inc. since 1998; Chairman of Teton Advisors, Inc. 2008 to 2010; President of Teton Advisors, Inc., 1998 through 2008; Senior Vice President of GAMCO Investors, Inc. since 2008	—

Agnes Mullady Treasurer Age: 52	Since 2006	—	Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex; Senior Vice President of U.S. Trust Company, N.A. and Treasurer and Chief Financial Officer of Excelsior Funds from 2004 through 2005	—

Peter D. Goldstein Chief Compliance Officer Age: 57	Since 2004	—	Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004; Chief Compliance Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex	—

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Amended By-Laws and Amended and Restated Declaration of Trust. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940.

[4]	Trustees who are not interested persons are considered “Independent” Trustees.

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GAMCO Westwood Funds and Your Personal Privacy
Who are we?
The GAMCO Westwood Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Teton Advisors, Inc., which is an affiliate of GAMCO Investors, Inc., a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients. Teton Advisors, Inc. is a publicly held company that provides investment advisory services to the GAMCO Westwood Funds.
What kind of non-public information do we collect about you if you become a shareholder?
If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:
•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•	Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services—like a transfer agent—we will also have information about the transactions that you conduct through them.
What information do we disclose and to whom do we disclose it?
We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.
What do we do to protect your personal information?
We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

GABELLI FAMILY OF FUNDS
VALUE
Gabelli Asset Fund
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund’s primary objective is growth of capital. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
Gabelli Blue Chip Value Fund
Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund’s objective is to identify a catalyst or sequence of events that will return the company to a higher value. (Multiclass)
Portfolio Manager: Barbara Marcin, CFA
GAMCO Westwood Equity Fund
Seeks to invest primarily in the common stock of well seasoned companies that have recently reported positive earnings surprises and are trading below Westwood’s proprietary growth rate estimates. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Susan M. Byrne
FOCUSED VALUE
Gabelli Value Fund
Seeks to invest in securities of companies believed to be undervalued. The Fund’s primary objective is long-term capital appreciation. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
SMALL CAP VALUE
Gabelli Small Cap Fund
Seeks to invest primarily in common stock of smaller companies (market capitalizations at the time of investment of $2 billion or less) believed to have rapid revenue and earnings growth potential. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
GAMCO Westwood SmallCap Equity Fund
Seeks to invest primarily in smaller capitalization equity securities — market caps of $2.5 billion or less. The Fund’s primary objective is long-term capital appreciation. (Multiclass)
Portfolio Manager: Nicholas F. Galluccio
Gabelli Woodland Small Cap Value Fund
Seeks to invest primarily in the common stocks of smaller companies (market capitalizations generally less than $3.0 billion) believed to be undervalued with shareholder oriented management teams that are employing strategies to grow the company’s value. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Elizabeth M. Lilly, CFA
GROWTH
GAMCO Growth Fund
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Howard F. Ward, CFA
GAMCO International Growth Fund
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (Multiclass)
Portfolio Manager: Caesar Bryan
AGGRESSIVE GROWTH
GAMCO Global Growth Fund
Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world’s marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund’s primary objective is capital appreciation. (Multiclass)
Team Managed
MICRO-CAP
GAMCO Westwood Mighty MitesSM Fund
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund’s primary objective is long-term capital appreciation. (Multiclass)
Team Managed
EQUITY INCOME
Gabelli Equity Income Fund
Seeks to invest primarily in equity securities with above average market yields. The Fund pays monthly dividends and seeks a high level of total return with an emphasis on income. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
GAMCO Westwood Balanced Fund
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund’s primary objective is both capital appreciation and current income. (Multiclass)
Co-Portfolio Managers: Susan M. Byrne
Mark Freeman, CFA
GAMCO Westwood Income Fund
Seeks to provide a high level of current income as well as long-term capital appreciation by investing in income producing equity and fixed income securities. (Multiclass)
Portfolio Manager: Barbara Marcin, CFA
SPECIALTY EQUITY
GAMCO Global Convertible Securities Fund
Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund’s primary objective is total return through a combination of current income and capital appreciation. (Multiclass)
Team Managed
GAMCO Global Opportunity Fund
Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund’s primary objective is capital appreciation. (Multiclass)
Team Managed
Gabelli SRI Green Fund
Seeks to invest in common and preferred stocks meeting guidelines for social responsibility (avoiding defense contractors and manufacturers of alcohol, abortifacients, gaming, and tobacco products) and sustainability (companies engaged in climate change, energy security and independence, natural resource shortages, organic living, and urbanization). The Fund’s primary objective is capital appreciation. (Multiclass)
Co-Portfolio Managers: Christopher C. Desmarais
John M. Segrich, CFA
SECTOR
GAMCO Global Telecommunications Fund
Seeks to invest in telecommunications companies throughout the world — targeting undervalued companies with strong earnings and cash flow dynamics. The Fund’s primary objective is capital appreciation. (Multiclass)
Team Managed
GAMCO Gold Fund
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund’s objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of worldwide economic, financial, and political factors. (Multiclass)
Portfolio Manager: Caesar Bryan
Gabelli Utilities Fund
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (Multiclass)
Team Managed
MERGER AND ARBITRAGE
Gabelli ABC Fund
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund’s primary objective is total return in various market conditions without excessive risk of capital loss. (No-load)
Portfolio Manager: Mario J. Gabelli, CFA
Gabelli Enterprise Mergers and Acquisitions Fund
Seeks to invest in securities believed to be likely acquisition targets within 12—18 months or in arbitrage transactions of publicly announced mergers or other corporate reorganizations. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
CONTRARIAN
GAMCO Mathers Fund
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (No-load)
Portfolio Manager: Henry Van der Eb, CFA
Comstock Capital Value Fund
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective. (Multiclass)
Portfolio Manager: Martin Weiner, CFA
FIXED INCOME
GAMCO Westwood Intermediate Bond Fund
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund’s primary objective is total return. (Multiclass)
Portfolio Manager: Mark Freeman, CFA
CASH MANAGEMENT-MONEY MARKET
Gabelli U.S. Treasury Money Market Fund
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund’s primary objective is to provide high current income consistent with the preservation of principal and liquidity. (No-load)
Co-Portfolio Managers: Judith A. Raneri
Ronald S. Eaker
An investment in the above Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
The Funds may invest in foreign securities which involve risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks.
To receive a prospectus, call 800-GABELLI (422-3554). Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains more information about this and other matters and should be read carefully before investing.

GAMCO WESTWOOD FUNDS
GAMCO Westwood Mighty MitesSM Fund
GAMCO Westwood SmallCap Equity Fund
GAMCO Westwood Income Fund
GAMCO Westwood Equity Fund
GAMCO Westwood Balanced Fund
GAMCO Westwood Intermediate Bond Fund
One Corporate Center
Rye, New York 10580-1422
General and Account Information:
800-WESTWOOD [800-937-8966]
fax: 914-921-5118
website: www.tetonadv.com
e-mail: info@tetonadv.com
Board of Trustees

ANTHONY J. COLAVITA	WERNER J. ROEDER, MD
President	Medical Director
Anthony J. Colavita, P.C.	Lawrence Hospital

JAMES P. CONN	SALVATORE J. ZIZZA
Former Chief Investment Officer	Chairman
Financial Security Assurance	Zizza & Co., Ltd.
Holdings Ltd.

Officers
BRUCE N. ALPERT	PETER D. GOLDSTEIN
President and Secretary	Chief Compliance Officer

AGNES MULLADY
Treasurer
Investment Adviser
Teton Advisors, Inc.
Distributor
Gabelli & Company, Inc.
Custodian
The Bank of New York Mellon
Legal Counsel
Paul, Hastings, Janofsky & Walker LLP

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.tetonadv.com.

This report is submitted for the information of the shareholders of the GAMCO Westwood Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GABWWQ310AR

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
Item 3. Audit Committee Financial Expert.
As of the end of the period covered by the report, the registrant’s board of directors has determined that James P. Conn is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent.”
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $160,500 in 2009 and $126,704 in 2010.
Audit-Related Fees
(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2009 and $0 in 2010.

Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $26,000 in 2009 and $22,400 in 2010. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.
All Other Fees
(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2009 and $0 in 2010.
(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Advisers, Inc., and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.
(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b) N/A
(c) 100%
(d) N/A
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2009 and $0 in 2010.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant) The GAMCO Westwood Funds

By (Signature and Title)*	/s/ Bruce N. Alpert Bruce N. Alpert, Principal Executive Officer

Date 12/2/10
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert Bruce N. Alpert, Principal Executive Officer

Date 12/2/10

By (Signature and Title)*	/s/ Agnes Mullady Agnes Mullady, Principal Financial Officer and Treasurer

Date 12/2/10

*	Print the name and title of each signing officer under his or her signature.